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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TALEND S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TALEND S.A.
9, rue Pages
92150 Suresnes, France

NOTICE OF ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS
To Be Held at 2:30 p.m. Paris Time on Tuesday, June 30, 2020

Dear Shareholders of Talend S.A.:

        The 2020 Annual Combined General Meeting of shareholders (the "Annual General Meeting") of Talend S.A. (the "Company"), a French société anonyme, will be held on Tuesday, June 30, 2020 at 2:30 p.m. Paris time, at 9, rue Pages, 92150 Suresnes, France,* for the following purposes, as more fully described in the accompanying proxy statement:

  Within the authority of the Ordinary Shareholders' Meeting:

  1.
  To ratify the provisional appointment of Ms. Elizabeth Fetter as Director;

  2.
  To ratify the provisional appointment of Ms. Christal Bemont as Director;

  3.
  To approve, on an advisory basis, the compensation of our named executive officers;

  4.
  To approve the statutory financial statements for the year ended December 31, 2019;

  5.
  To allocate earnings for the year ended December 31, 2019;

  6.
  To approve the consolidated financial statements for the year ended December 31, 2019 prepared in accordance with IFRS;

  7.
  To approve an indemnification agreement entered into with Ms. Elizabeth Fetter (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code);

  8.
  To approve an indemnification agreement entered into with Ms. Christal Bemont (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code);

  9.
  To approve a separation agreement and release entered into with Mr. Michael Tuchen (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code);

  10.
  To set the amount of directors' compensation allocated to the board of directors;

  11.
  To ratify the selection of KPMG LLP as the independent registered public accountant for the Company for the fiscal year ending December 31, 2020 with respect to the Company's financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes;

  12.
  To ratify the transfer of the headquarters of the Company pursuant to Article L. 225-36 of the French Commercial Code;

*
We are monitoring the situation regarding COVID-19 (Coronavirus) closely and we will monitor the need to potentially alter the date, time or location of the Annual General Meeting or switch to a virtual meeting format as provided by government ordinance n° 2020-321 dated 25 March 2020, issued upon authorization of the health emergency law n° 2020-290 dated 23 March 2020. If we take any of these or other steps, we will announce the decision to do so in advance by a press release and the filing of additional proxy materials with the Securities and Exchange Commission. Please monitor our website at https://investor.talend.com for updated information and if you intend to attend the meeting in person, please check the website in advance of the meeting.

  Within the authority of the Extraordinary Shareholders' Meeting:

  13.
  To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, with shareholders' preferential subscription right;

  14.
  To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, without shareholders' preferential subscription right, by way of a public offering excluding offerings referred to in Article L. 411-2 1° of the French Monetary and Financial Code;

  15.
  To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, without shareholders' preferential subscription right, by way of an offering referred to in Article L. 411-2 1° of the French Monetary and Financial Code;

  16.
  To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders' preferential subscription right, for the benefit of a first category of persons meeting certain characteristics;

  17.
  To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders' preferential subscription right, for the benefit of a second category of persons meeting certain characteristics;

  18.
  To delegate authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Proposal Nos. 13 to 15 above, with or without shareholders' preferential subscription right;

  19.
  To approve the overall limits on the amount of ordinary shares to be issued pursuant to the delegations in Proposal Nos. 13 to 18 above;

  20.
  To delegate authority to the board of directors to increase the share capital by capitalization of premiums, reserves, profits or other sums allowed to be capitalized;

  21.
  To delegate authority to the board of directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code;

  22.
  To delegate authority to the board of directors to issue share warrants (bons de souscription d'actions), without shareholders' preferential subscription right, for the benefit of a category of persons meeting certain characteristics;

  23.
  To delegate authority to the board of directors to grant options to subscribe for new ordinary shares or options to purchase ordinary shares of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-180 et seq. of the French Commercial Code;

  24.
  To limit the amount of issues under Proposal Nos. 21, 22 and 23;

  25.
  To delegate authority to the board of directors to increase the share capital by way of the issue of shares of the Company to participants in a company savings plan (plan d'épargne d'entreprise) established in accordance with Articles L. 3332-1 et seq. of the French Labor Code; and

  26.
  To amend the Bylaws in accordance with certain provisions of law n°2019-744 of 19 July 2019 and law n°2019-486 of 22 May 2019.

        These proxy materials will be mailed by JPMorgan Chase Bank, N.A. (the "Depositary") on or about May 25, 2020 to all holders of the Company's American Depositary Shares ("ADSs"), each representing one ordinary share of the Company, having a nominal value of €0.08 per share (the "Ordinary Shares" or "Shares"). These proxy materials will be mailed by our registrar BNP Paribas Securities Services on or about June 12, 2020 to all holders of the Company's Ordinary Shares.

        If you are a holder of Ordinary Shares at 12:00 a.m., Paris time, on June 26, 2020, you will be eligible to vote at the Annual General Meeting. You may (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union. If you vote in advance of the Annual General Meeting by submitting your proxy card, you will not be able to change your vote and you will not be able to vote in person at the meeting.

        If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Ordinary Shares underlying your ADSs. Please note that only holders of Ordinary Shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as May 21, 2020 (the "ADS Record Date"). If you wish to have your votes cast at the meeting, you must obtain, complete and timely return a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.

        YOUR VOTE IS IMPORTANT. Please read the proxy statement and the accompanying materials. Whether or not you plan to attend the Annual General Meeting in person, and no matter how many Ordinary Shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.

        We appreciate your continued support of Talend S.A. and look forward to either greeting you personally at the Annual General Meeting or receiving your proxy.

By order of the board of directors,

Christal Bemont Chief Executive Officer April 27, 2020

i

ii

TALEND S.A.
PROXY STATEMENT
FOR THE 2020 ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS
To Be Held at 2:30 p.m. Paris Time on Tuesday, June 30, 2020

        This proxy statement and the enclosed form of proxy are furnished to holders of Ordinary Shares and ADSs in connection with the solicitation of proxies by our board of directors for use at the 2020 Annual Combined General Meeting of shareholders of Talend S.A. (the "Company"), a French société anonyme, and any postponements, adjournments or continuations thereof (the "Annual General Meeting"). The Annual General Meeting will be held on Tuesday, June 30, 2020 at 2:30 p.m. Paris time, at 9, rue Pages, 92150 Suresnes, France. We are monitoring the situation regarding COVID-19 (Coronavirus) closely and we will monitor the need to potentially alter the date, time or location of the Annual General Meeting or switch to a virtual meeting format as provided by government ordinance n° 2020-321 dated 25 March 2020, issued upon authorization of the health emergency law n° 2020-290 dated 23 March 2020. If we take any of these or other steps, we will announce the decision to do so in advance by a press release and the filing of additional proxy materials with the Securities and Exchange Commission ("SEC"). Please monitor our website at https://investor.talend.com for updated information and if you intend to attend the meeting in person, please check the website in advance of the meeting.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on June 30, 2020:

The proxy statement and annual report are available at https://investor.talend.com/shareholder-services/annual-meeting

        This proxy statement is being furnished to you by the board of directors of the Company to solicit your proxy to vote your ordinary shares at our 2020 Annual General Meeting. The Annual General Meeting will be held on June 30, 2020 at 2:30 p.m., local time, at 9, rue Pages, 92150 Suresnes, France. This proxy statement and the accompanying proxy card are first being mailed on or about June 12, 2020 to holders of our ordinary shares, nominal value €0.08 per shares ("Ordinary Shares"). JPMorgan Chase Bank N.A., as the depositary (the "Depositary"), or a broker, bank or other nominee, will provide the proxy materials to holders of American Depositary Shares, each representing one Ordinary Shares ("ADSs"). We expect the Depositary will mail the proxy materials to ADS holders on or about May 25, 2020.

Questions and Answers

        The information provided in the "question and answer" format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What does a Talend ADS represent?

        Each ADS represents one Ordinary Share of Talend S.A. Each Ordinary Share is entitled to one vote.

        As of March 31, 2020, 31,337,694 Ordinary Shares were outstanding, of which 31,261,416 were represented by ADSs.

If you hold ADSs, how do your rights differ from those who hold Ordinary Shares?

        ADS holders do not have the same rights as holders of our Ordinary Shares. French law governs the rights of holders of our Ordinary Shares. The deposit agreement among the Company, the

Depositary and holders of ADSs, and all other persons directly and indirectly holding ADSs, sets out the rights of ADS holders as well as the rights and obligations of the Depositary. Each ADS represents one Ordinary Share (or a right to receive one Ordinary Share) deposited with the principal Paris office of BNP Paribas Securities Services as custodian for the Depositary under the deposit agreement or any successor custodian. Each ADS also represents any other securities, cash or other property which may be held by the Depositary in respect of the depositary facility. The Depositary is the holder of the Ordinary Shares underlying the ADSs. The Depositary's corporate trust office at which the ADSs are administered is located at 500 Stanton Christiana Road—NCC5, FL2—Newark, Delaware 19713. The Depositary's principal executive office is located at 383 Madison Avenue, Floor 11, New York, New York, 10179.

What matters will be voted at the Annual General Meeting?

        There are 26 proposed resolutions (the "Proposals") scheduled to be considered and voted on at the Annual General Meeting:

  Within the authority of the Ordinary Shareholders' Meeting:

  1.
  To ratify the provisional appointment of Ms. Elizabeth Fetter as Director;

  2.
  To ratify the provisional appointment of Ms. Christal Bemont as Director;

  3.
  To approve, on an advisory basis, the compensation of our named executive officers;

  4.
  To approve the statutory financial statements for the year ended December 31, 2019;

  5.
  To allocate earnings for the year ended December 31, 2019;

  6.
  To approve the consolidated financial statements for the year ended December 31, 2019 prepared in accordance with IFRS;

  7.
  To approve an indemnification agreement entered into with Ms. Elizabeth Fetter (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code);

  8.
  To approve an indemnification agreement entered into with Ms. Christal Bemont (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code);

  9.
  To approve a separation agreement and release entered into with Mr. Michael Tuchen (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code);

  10.
  To set the amount of directors' compensation allocated to the board of directors;

  11.
  To ratify the selection of KPMG LLP as the independent registered public accountant for the Company for the fiscal year ending December 31, 2020 with respect to the Company's financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes;

  12.
  To ratify the transfer of the headquarters of the Company pursuant to Article L. 225-36 of the French Commercial Code;

  Within the authority of the Extraordinary Shareholders' Meeting:

  13.
  To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, with shareholders' preferential subscription right;

  14.
  To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, without shareholders'

    preferential subscription right, by way of a public offering excluding offerings referred to in Article L. 411-2 1° of the French Monetary and Financial Code;

  15.
  To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, without shareholders' preferential subscription right, by way of an offering referred to in Article L. 411-2 1° of the French Monetary and Financial Code;

  16.
  To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders' preferential subscription right, for the benefit of a first category of persons meeting certain characteristics;

  17.
  To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders' preferential subscription right, for the benefit of a second category of persons meeting certain characteristics;

  18.
  To delegate authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Proposal Nos. 13 to 15 above, with or without shareholders' preferential subscription right;

  19.
  To approve the overall limits on the amount of ordinary shares to be issued pursuant to the delegations in Proposal Nos. 13 to 18 above;

  20.
  To delegate authority to the board of directors to increase the share capital by capitalization of premiums, reserves, profits or other sums allowed to be capitalized;

  21.
  To delegate authority to the board of directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code;

  22.
  To delegate authority to the board of directors to issue share warrants (bons de souscription d'actions), without shareholders' preferential subscription right, for the benefit of a category of persons meeting certain characteristics;

  23.
  To delegate authority to the board of directors to grant options to subscribe for new ordinary shares or options to purchase ordinary shares of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-180 et seq. of the French Commercial Code;

  24.
  To limit the amount of issues under Proposal Nos. 21, 22 and 23;

  25.
  To delegate authority to the board of directors to increase the share capital by way of the issue of shares of the Company to participants in a company savings plan (plan d'épargne d'entreprise) established in accordance with Articles L. 3332-1 et seq. of the French Labor Code; and

  26.
  To amend the Bylaws in accordance with certain provisions of law n°2019-744 of 19 July 2019 and law n°2019-486 of 22 May 2019.

What if another matter is properly brought before the meeting?

        At this time, the board of directors is unaware of any matters to be presented at the Annual General Meeting, other than as set forth above and the possible additional shareholder resolutions that may properly be submitted before the Annual General Meeting in accordance with applicable French law.

        Holders of Ordinary Shares:    To address the possibility of another matter being presented at the Annual General Meeting, holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) abstain from voting on such matters, (ii) vote "AGAINST" on such matters, (iii) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, or (iv) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If no instructions are given with respect to matters about which we are currently unaware, your Ordinary Shares will not be voted on such matters.

        If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors and a vote against adopting any other such undisclosed resolutions.

        Holders of ADSs:    Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement.

How does the board of directors recommend I vote on these proposals?

        The board of directors recommends that you vote:

  •
  "FOR" the nominees of the board of directors in Proposal Nos. 1 to 2 and "FOR" each of Proposal Nos. 3 to 26.

Who is entitled to vote at the Annual General Meeting?

        Holders of record of Ordinary Shares at 12:00 a.m., Paris time, on June 26, 2020 will be eligible to vote at the Annual General Meeting. In deciding all matters at the Annual General Meeting, each shareholder will be entitled to one vote for each share of our Ordinary Shares held by them on the record date. We do not have cumulative voting rights for the election of directors.

        If you are a registered holder of the ADSs on the books of JPMorgan Chase Bank, N.A. on May 21, 2020 (the "ADS Record Date"), then at or prior to 12:00 p.m. E.T. on June 23, 2020, you may provide instructions to the Depositary as to how to vote the Ordinary Shares underlying your ADSs on the issues set forth in this proxy statement. The Depositary will mail you a voting instruction card if you hold ADSs in your own name on the Depositary's share register ("Registered Holders"). If, however, on the ADS Record Date you held your ADSs through a bank, broker, custodian or other nominee/agent ("Beneficial Holders"), it is anticipated that such bank, broker, custodian or nominee/agent will forward voting instruction forms to you.

  •
  Registered holders.  Registered holders of ADSs must complete, sign and return a Voting Instruction Form to be actually received by the Depositary on or prior to 12:00 p.m. E.T. on June 23, 2020.

  •
  Street Name holders.  If our ADSs are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those ADSs held in "street name," and this proxy statement was forwarded to you by your broker or nominee. A holder of ADSs held through a broker, bank or other nominee (a "beneficial holder of ADSs") should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting on May 21, 2020.

How will my Ordinary Shares be voted if I do not vote?

        If you hold Ordinary Shares and do not (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.

        If you hold Ordinary Shares and grant your voting proxy directly to the chairman of the Annual General Meeting without specifying how you wish to vote with respect to a particular matter, your Ordinary Shares will be voted in accordance with the board of directors' recommendations.

        If you own Ordinary Shares in "street name" through a broker, bank or other nominee and you do not direct your broker how to vote your shares on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is referred to as a broker non-vote. We believe that Proposal No. 11—ratification of our registered independent public accounting firm—is a routine matter on which brokers can vote on behalf of clients if clients do not furnish voting instructions. However, we believe the remaining proposals are non-routine matters and your broker cannot vote your shares for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?

        With respect to Ordinary Shares represented by ADSs for which no timely voting instructions are received by the Depositary from a holder of ADSs, the Depositary shall not vote such Ordinary Shares. The Depositary will not itself exercise any voting discretion in respect of any Ordinary Shares.

        If you own ADSs in "street name" through a broker, bank or other nominee and you do not direct your broker how to instruct the Depositary how to vote the Ordinary Shares represented by your ADSs on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to provide voting instructions to the Depositary. This is referred to as a broker non-vote. We believe that Proposal No. 11—ratification of our registered independent public accounting firm—is a routine matter on which brokers can provide voting instructions to the Depositary on behalf of clients if clients do not furnish voting instructions. However, we believe the remaining proposals are non-routine matters and your broker cannot provide voting instructions to the Depositary with respect to how to vote the Ordinary Shares represented by your ADSs for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will my Ordinary Shares be voted if I grant my proxy to the chairman of the Annual General Meeting?

        If you are a holder of Ordinary Shares and you grant your proxy to the chairman of the Annual General Meeting, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the board of directors' recommendations. As a result, your Ordinary Shares would be voted "FOR" the nominees of the board of directors in Proposal Nos. 1 to 2 and "FOR" each of Proposal Nos. 3 to 26.

How many votes are needed for approval of each proposed resolution?

  •
  Proposal Nos. 1 to 12:  The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee in Proposal Nos. 1 to 2 and for the approval of each matter described in Proposal Nos. 3 to 12. Under French law, this means that the votes cast "FOR" a nominee must exceed the aggregate of the votes cast "AGAINST" that nominee, and the votes cast "FOR" a resolution must exceed the aggregate of the votes cast "AGAINST" that resolution.

  •
  Proposal Nos. 13 to 26:  For approval of Proposal Nos. 13 through 26, the affirmative vote of two-thirds of the total number of votes cast is required.

What is an "abstention" and how would it affect the vote?

        With respect to Ordinary Shares, an "abstention" occurs when a shareholder votes by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter.

        With respect to ADSs, an abstention occurs when a holder of ADSs sends proxy instructions to the Depositary to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter.

        Abstentions by holders of Ordinary Shares or by holders of ADSs will not be counted toward a quorum and will not be counted as votes cast and will have no effect on the outcome of the vote on matters on which a holder has abstained.

Who will count the votes at the Annual General Meeting?

        Representatives of BNP Paribas Securities Services will tabulate the votes and act as inspectors of election.

What are the quorum requirements for the Proposals?

        A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our By-laws and French law.

        The presence, in person or by proxy, of one-third of all issued and outstanding shares of our Ordinary Shares entitled to vote at the Annual General Meeting on the decisions within the authority of the Ordinary Shareholders' Meeting (i.e., Proposal Nos. 1 to 12) and of one-third of all issued and outstanding shares of our Ordinary Shares entitled to vote at the Annual General Meeting on the decisions within the authority of the Extraordinary Shareholders' Meeting (i.e., Proposal Nos. 13 to 26) will constitute a quorum at the Annual General Meeting.

How can I vote my Ordinary Shares or ADSs?

        If you hold Ordinary Shares, whether in registered or bearer form, you have the right to (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, provided in each case that you are the holder of record of such Ordinary Shares at 12:00 a.m., Paris time, on June 26, 2020. You may vote in person at the Annual General Meeting so long as you do not submit your proxy card by mail or appoint a proxy in advance of the meeting. If you would like to submit your proxy card by mail and you are a registered holder of our Ordinary Shares, then you should mark the proxy card provided to you, date and sign, and return it, in accordance with the instructions. In case your Ordinary Shares are in bearer form, your authorized intermediary must first request a proxy card from BNP Paribas Securities Services. Then, mark the proxy card, date and sign, and return it, all in accordance with the instructions. If you choose to vote by mail, however, your proxy card must be received by BNP Paribas Securities Services by June 26, 2020 in order to be taken into account. So long as BNP Paribas Securities Services receives your proxy card by that date, your shares, subject to French law, will be voted in accordance with your instructions. If you cast your vote by appointing the chairman of the Annual General Meeting as your proxy, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the board of directors' recommendations. If you appoint another shareholder, your spouse or your partner with whom you are in a civil union to act as your proxy, such proxy must be written and made known to the Company.

        If you are a holder of ADSs, you may give voting instructions to the Depositary or your broker, bank or other nominee, as applicable, with respect to the Ordinary Shares underlying your ADSs. If you held ADSs as of the ADS Record Date, you have the right to instruct the Depositary—if you held your ADSs directly—or the right to instruct your broker, bank or other nominee—if you held your ADSs through such intermediary—how to vote. So long as the Depositary receives your voting instructions on or prior to 12:00 p.m., Eastern Time, on June 23, 2020, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct. If your ADSs are held through a broker, bank or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Ordinary Shares underlying your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.

        As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will vote the Ordinary Shares underlying your ADSs in accordance with your instructions.

        You also may exercise the right to vote the Ordinary Shares underlying your ADSs by surrendering your ADSs and withdrawing the Ordinary Shares represented by your ADSs pursuant to the terms described in the deposit agreement. However, it is possible that you may not have sufficient time to withdraw your Ordinary Shares and vote them at the upcoming Annual General Meeting as a holder of record of Ordinary Shares. Holders of ADSs may incur additional costs associated with the surrender and withdrawal process.

Can I revoke my proxy and change my vote?

        If you hold Ordinary Shares and submit your proxy card to vote by mail or appoint a proxy in advance of the meeting, you will not be able to revoke your proxy and change your vote.

        If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by the Depositary or such broker, bank or other nominee if you wish to revoke your proxy and change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the Ordinary Shares underlying your ADSs.

Who may attend the Annual General Meeting?

        Holders of Ordinary Shares as of 12:00 a.m., Paris time, on June 26, 2020, or their duly appointed proxies, may attend the Annual General Meeting. Holders of Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy form, dating and signing it, and returning the proxy form by regular mail or may present evidence of their status as a shareholder at the Annual General Meeting as of 12:00 a.m., Paris time, on June 26, 2019.

        Holders of ADSs will not be able to attend the Annual General Meeting.

Can I vote in person at the Annual General Meeting?

        If you hold Ordinary Shares as of 12:00 a.m., Paris time, on June 26, 2020 you may vote in person at the Annual General Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.

        If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs in person at the Annual General Meeting.

Why would you hold a virtual Annual General Meeting?

        For the health and wellbeing of our employees and shareholders and due to the emerging public health impact of COVID-19, we are planning for the possibility that the Annual General Meeting may be held virtually. If we take any of these steps, we will announce the decision to do so in advance by a press release and the filing of additional proxy materials with the SEC. Please monitor our website at https://investor.talend.com for updated information and if you intend to attend the meeting in person, please check the website in advance of the meeting. We may decide to hold a virtual meeting this year because of the public health risks associated with gathering our management, directors and shareholders for an in-person meeting during the COVID-19 pandemic.

From whom will I receive proxy materials for the Annual General Meeting?

        If you hold Ordinary Shares in registered form (forme nominative) with our registrar, BNP Paribas Securities Services, you are considered the shareholder of record with respect to those Ordinary Shares and will receive these proxy materials directly from BNP Paribas Securities Services.

        If you hold Ordinary Shares in bearer form (forme au porteur), you are considered the beneficial owner of those Ordinary Shares and will receive these proxy materials from your authorized intermediary.

        If you hold ADSs in your own name registered on the books of the Depositary, you are considered the registered holder of the ADSs and will receive these proxy materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the proxy materials from your broker, bank or other nominee.

How are proxies solicited for the Annual General Meeting?

        Our board of directors is soliciting proxies for use at the Annual General Meeting. All expenses associated with this solicitation will be borne by us. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers and employees.

        No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have retained Saratoga Proxy Consulting, LLC to help us solicit proxies. We expect to pay Saratoga Proxy a fee of $30,000 for its services and will reimburse Saratoga Proxy for reasonable costs and expenses.

        We will make arrangements with the Depositary, brokers, banks and other nominees for the forwarding of solicitation material to the direct and indirect holders of ADSs, and we will reimburse the Depositary and such intermediaries for their related expenses.

Where can I find the voting results of the Annual General Meeting?

        We will announce preliminary voting results at the Annual General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC, within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

I share an address with another holder of ADSs and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

        We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, ADS holders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the proxy materials for all ADS holders having that address. This procedure reduces our printing costs, mailing costs, and fees. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any ADS holder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if an ADS holder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such ADS holder may contact us at the following address:

Talend S.A.
Attention: Corporate Legal Group
9, rue Pages
92150 Suresnes, France
Email: ir@talend.com

        ADS holders who beneficially own ADSs held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Where can I find documents referenced in this proxy statement?

        An English translation of the full text of the resolutions to be submitted to shareholders at the Annual General Meeting is included in Annex A of this proxy statement and this proxy statement will be accompanied by the Company's Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2019 presented in accordance with generally accepted accounting principles in the United States. The Company's Annual Report on Form 10-K was filed with the SEC on March 17, 2020 and is available on our website at https://investor.talend.com. In addition, once available, the following documents will be posted on our website at https://investor.talend.com: (i) an English translation of the statutory financial statements of the Company for the fiscal year ended December 31, 2019 prepared in accordance with generally accepted accounting principles as applied to companies in France; (ii) an English translation of the consolidated financial statements of the Company for the fiscal year ended December 31, 2019 prepared in accordance with International Financial Reporting Standards as adopted by the European Union; (iii) an English translation of the report of the board of directors and the management report; and (iv) an English translation of the special report of the statutory auditors concerning the related party transactions being presented to shareholders for approval in Proposal Nos. 7 to 9.

        You may obtain additional information, which we make available in accordance with French law, by contacting the Company's Legal Group at Talend S.A., 9 rue Pages, 92150 Suresnes, France, or by emailing ir@talend.com. Such additional information includes, but is not limited to, the statutory auditors' reports referenced in the resolutions described below.

What is the deadline to propose actions for consideration at next year's Annual General Meeting of shareholders or to nominate individuals to serve as directors?

Shareholder Proposals

        Any holder of ADSs and/or Ordinary Shares desiring to present a resolution for inclusion in the Company's proxy statement for the 2021 Annual General Meeting of shareholders must deliver such resolution to the board of directors at the address below no later than January 25, 2021. Only those resolutions that comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be included in the Company's proxy statement for the 2021 Annual General Meeting of shareholders.

        In addition, under French law, holders of Ordinary Shares are permitted to submit a resolution for consideration so long as such matter is received by the Company no later than 25 days prior to the date of the meeting. Holders of Ordinary Shares wishing to present resolutions at the 2021 Annual General Meeting of shareholders made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt or via e-mail. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder's holdings. Any holder of Ordinary Shares who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code also may submit a director nomination to be considered by the nomination and corporate governance committee for nomination by following the same process outlined above and including the information regarding the director as set forth in Article R. 225-83 5o of the French Commercial Code in their submission.

        All submissions to the Company should be made to:

Talend S.A.
9, rue Pages
92150 Suresnes, France
Attention: Legal Representative
Email : ir@talend.com

Nomination of Director Candidates

        Shareholders may recommend director candidates for consideration by our nominating and corporate governance committee. For additional information regarding our policy regarding shareholder recommendations for director candidates, see "Board of Directors and Corporate Governance—Shareholder Recommendations for Nominations to the Board of Directors."

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

        Our business affairs are managed under the direction of our board of directors, which is currently composed of nine members. Seven of our directors are independent within the meaning of the listing standards of the Nasdaq Stock Market.

        The following table sets forth the names, ages as of April 1, 2020, and certain other information for each of the provisionally appointed directors subject to shareholder ratification, and for each of the continuing members of our board of directors:

Name	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Provisionally Appointed Directors
Subject to Shareholder Ratification
Christal Bemont(1)	49	Chief Executive Officer and Director	2020	2021	2021
Elizabeth Fetter(2)(3)	61	Director	2020	2022	2022
Continuing Directors
Nora Denzel(4)	57	Director	2017	2022	N/A
Patrick Jones(3)(5)	75	Director	2015	2021	N/A
Brian Lillie(3)	55	Director	2018	2021	N/A
Mark Nelson(4)	50	Director	2018	2021	N/A
Steve Singh(4)(5)	58	Director	2016	2022	N/A
Thierry Sommelet(3)	50	Director	2016	2022	N/A
Michael Tuchen	54	Director	2013	2022	N/A

(1)
Ms. Bemont was provisionally appointed to the board of directors effective January 8, 2020 for a term expiring in 2021, subject to ratification by shareholders at our Annual General Meeting.

(2)
Ms. Fetter was provisionally appointed to the board of directors effective January 2, 2020 for a term expiring in 2022, subject to ratification by shareholders at our Annual General Meeting.

(3)
Member of our audit committee.

(4)
Member of our compensation committee.

(5)
Member of our nominating and corporate governance committee.

        Set forth below is biographical information for the provisionally appointed directors subject to shareholder ratification and for each of the continuing members of our board of directors. This includes information regarding each director's experience, qualifications, attributes or skills that led our board of directors to recommend them for board service.

Provisionally Appointed Directors Subject to Shareholder Ratification

        Christal Bemont has served as our Chief Executive Officer and a member of our board of directors since January 2020. Prior to joining Talend, Ms. Bemont served as the Chief Revenue Officer at SAP Concur since April 2019. Before being promoted to the role of Chief Revenue Officer, Ms. Bemont held other executive roles at SAP Concur, including Senior Vice President and General Manager of Small, Midsized, and National Business from January 2015 to April 2019 and Vice President of Sales from January 2013 to January 2015. Ms. Bemont holds a B.A. in Marketing and Business Management from Missouri Western State University.

        We believe that Ms. Bemont is qualified to serve as a member of our board of directors because of her 25 years of experience with fast growing technology companies spanning a multitude of roles and her background in scaling businesses across the globe and her service as our Chief Executive Officer.

        Elizabeth Fetter has served as a member of our board of directors since January 2020. Since 2017, Ms. Fetter has served on the board of directors of Fox Factory Holdings Corporation, a designer and manufacturer of products for specialty vehicles and applications, and since 2014 has served on the board of directors of McGrath Rentcorp, a diversified business-to-business rental provider. Prior to joining the board of directors of McGrath Rentcorp, Ms. Fetter held numerous chief executive officer roles. From April 2013 to November 2013, she served as the President and Chief Executive Officer of Symmetricom Inc., until it was acquired by Microsemi Corp. Ms. Fetter also served on the board of directors of Symmetricom from 2000 to 2013. Ms. Fetter previously was president and Chief Executive Officer of NxGen Modular LLC from 2011 to 2012 and president and Chief Executive Officer of Jacent Technologies in 2007. Ms. Fetter served as a member of the board of trustees, including a period as chair, of Alliant International University Inc. from 2004 to 2013 and as a member of its board of directors from 2015 to 2017. Ms. Fetter holds a B.A. in communications from Penn State University and an M.S. in industrial administration from Carnegie Mellon University (Tepper & Heinz School). She also holds an Advanced Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization.

        We believe Ms. Fetter is qualified to serve as a member of our board of directors because of her more than 25 years public and private company experience as an executive, including as a chief executive officer and board member of several public companies.

Continuing Directors

        Nora Denzel has served on our board of directors since July 2017. Ms. Denzel most recently served as interim CEO of Outerwall Inc. from January 2015 to September 2015. She served as Senior Vice President of Big Data, Marketing and Social Product Design at Intuit Inc. from February 2008 to August 2012 and has held a number of senior executive positions at Hewlett Packard Enterprise Company. Ms. Denzel currently serves on the board of directors of Advanced Micro Devices, Inc., a global semiconductor company, Telefonaktiebolaget LM Ericsson, a telecommunications company, and NortonLifeLock Inc., a cybersecurity software and services company. Ms. Denzel holds an M.B.A. degree from Santa Clara University and a B.S. degree in computer science from the State University of New York.

        We believe that Ms. Denzel is qualified to serve as a member of our board of directors because of her operational expertise gained as a senior executive at leading technology companies as well as her knowledge of the technology industry generally.

        Patrick Jones has served as a member of our board of directors since November 2015. Mr. Jones has been a private investor since March 2001. Mr. Jones currently serves on the board of directors of Fluidigm Corporation, which makes devices for genomics research, Itesoft S.A., a software company that provides solutions for business process automation, and Galileo Acquisition Corp., a special purpose acquisition company. Mr. Jones served on the board of directors of Inside Secure S.A., a company that makes digital security solutions, from 2007 to 2018, including as Chairman from 2015 to 2018. From June 2005 to May 2015, Mr. Jones served on the board of directors, including as Chairman, of Lattice Semiconductor Corporation, a fabless semiconductor company. Mr. Jones previously served as Chairman of Dialogic Inc. and Senior Vice President and Chief Financial Officer of Gemplus International S.A. (now Thales), a provider of solutions empowered by smart cards. Prior to Thales, he served as Vice President, Finance, and Corporate Controller at Intel Corporation, a producer of microchips, computing and communications products. Prior to that, Mr. Jones served as Chief Financial

Officer of LSI Corporation, a semiconductor company. Mr. Jones holds a B.A. from the University of Illinois and an M.B.A. from St. Louis University.

        We believe that Mr. Jones is qualified to serve as a member of our board of directors because of his significant financial and accounting expertise and international business experience.

        Brian Lillie has served on our board of directors since May 2018. From October 2017 to April 2019, Mr. Lillie served as the Chief Product Officer for Equinix, Inc., a provider of data center and interconnection services. At Equinix, Mr. Lillie previously served as Chief Customer Officer and Executive Vice President, Technology Services from August 2016 to October 2017 and Chief Information Officer from August 2008 to August 2016. Mr. Lillie currently serves as a director of Lumentum Holdings Inc., a telecommunications equipment company. Mr. Lillie holds a B.S. in mathematics from Montana State University, an M.S. in telecommunications management from Golden Gate University and an M.S. in management from Stanford University's Graduate School of Business.

        We believe that Mr. Lillie is qualified to serve as a member of our board of directors because of his perspective and leadership experience gained in various senior executive positions at a leading technology company and as a member of the board of directors of other another public company, as well as his knowledge of the technology industry generally.

        Mark Nelson has served on our board of directors since June 2018. Mr. Nelson has served as the Executive Vice President of Product Development at Tableau Software, Inc., a software company, since May 2018. From December 2013 to May 2018, he served as Chief Technology Officer at SAP Concur, a software as a service company. From January 1993 to November 2013, he served as a Vice President and Architect at Oracle Corporation. He holds a B.S. in general engineering and an M.S. in computer science from the University of Illinois at Urbana-Champaign.

        We believe that Mr. Nelson is qualified to serve as a member of our board of directors because of his perspective and leadership experience gained through more than 25 years of experience in software development, engineering, and SaaS infrastructures and extensive expertise in cloud and new data technologies.

        Steve Singh has served as a member of our board of directors since October 2016 and as the chairman of our board of directors since November 2017. Since January 2020, Mr. Singh has served as a Managing Director at Madrona Venture Group, a venture capital firm. He also currently serves as Executive Chairman of CenterID, a corporate card program and expense management software solution company, a position he has held since 2014. From May 2017 to May 2019, Mr. Singh served as Chairman and Chief Executive Officer of Docker, Inc., a cloud software company. From December 2014 to April 2017, Mr. Singh served on the Executive Board of SAP SE and as President of Business Networks and Applications, a division of SAP SE, an enterprise applications software company. From February 1996 to December 2014, Mr. Singh was Chief Executive Officer and Chairman of the Board of Concur Technologies, Inc., a business travel and expense management software company, which was acquired by SAP SE in 2014. Mr. Singh currently serves on the board of directors of DocuSign, Inc., an enterprise software company, and of Washington Federal, Inc., a bank holding company.

        We believe that Mr. Singh is qualified to serve as a member of our board of directors because of his significant experience successfully disrupting markets, scaling organizations, and building brands, as well as his significant experience investing in the next generation of technology platforms.

        Thierry Sommelet has served on our board of directors since April 2015. Since May 2015, Mr. Sommelet has served as a Managing Director of the Mid and Large Cap division of Bpifrance Investissement, the private equity arm of the French public investment bank (formerly known as Fonds Stratégique d'Investissement, or FSI), and as Senior Investment Director of Bpifrance Participations SA from July 2013 to April 2015. Mr. Sommelet previously served as Senior Investment Director of FSI from February 2009 to June 2013. Mr. Sommelet currently serves on the board of directors of

Soitec S.A., a global company specializing in manufacturing semiconductor materials, Technicolor S.A., a manufacturer and distributor of digital media solutions, and Ingenico S.A., a provider of solutions for electronic payment transactions. Mr. Sommelet graduated from École Nationale des Ponts et Chaussées civil engineering school in Paris and holds an M.B.A. from INSEAD.

        We believe that Mr. Sommelet is qualified to serve as a member of our board of directors because of his extensive experience in the private equity industry and his knowledge of technology companies.

        Michael Tuchen has served as a member of our board of directors since December 2013. Mr. Tuchen served as our Chief Executive Officer from October 2013 to January 2020. Prior to Talend, Mr. Tuchen served as Chief Executive Officer at Rapid7, a security data and analytics provider, from May 2008 to October 2012. From September 2003 to October 2006, Mr. Tuchen served as General Manager of SQL Server Marketing at Microsoft Corporation, a software company. Mr. Tuchen received a B.S. in Electrical Engineering from Brown University, an M.S. in electrical engineering from Stanford University, and an M.B.A. from Harvard Business School.

        We believe that Mr. Tuchen is qualified to serve as a member of our board of directors because of his extensive experience in leadership positions in our industry and the expertise he brings as our former Chief Executive Officer.

Director Independence

        Our ADSs representing our Ordinary Shares are listed on Nasdaq Stock Market. Under the listing standards of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company's board of directors. In addition, the listing standards of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating and corporate governance committees be independent. Under the listing standards of the Nasdaq Stock Market, a director will only qualify as an "independent director" if, in the opinion of that listed company's board of directors, that director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and the listing standards of the Nasdaq Stock Market. In addition, compensation committee members must also satisfy the independence criteria set forth under the listing standards of the Nasdaq Stock Market.

        Under the charter of our board of directors, which we also refer to as our corporate governance guidelines, the board of directors believes that there should, at all times, be a majority of independent directors on the board of directors.

        Our board of directors has undertaken a review of the independence of each current director, including the provisionally appointed director subject to shareholder ratification, each of whom is a current director. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that each of Messrs. Jones, Lillie, Nelson, Singh and Sommelet and Mmes. Denzel and Fetter do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the listing standards of the Nasdaq Stock Market. Former directors Mr. Brennan and Ms. Caldwell each qualified as independent during the period they served on the board of directors. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director, and the transactions involving them described in the section titled "Related Person Transactions," and other transactions that were deemed immaterial to a director's independence involving the sale of products and services in the ordinary course of business between the Company and other organizations where our non-employee directors also serve as members of the board of directors. In making the determination that Mr. Nelson is independent, the board of directors considered the fact that Mr. Nelson is the Executive Vice President of Product Development at Tableau Software, Inc., a software company that is a wholly-owned subsidiary of Salesforce.com, Inc. We purchase software from each of Tableau Software, Inc. and Salesforce.com, Inc. in the ordinary course of business and each of Tableau Software, Inc. and Salesforce.com, Inc. purchases software from us in the ordinary course of business. The board of directors determined that Mr. Nelson did not have a direct or indirect material interest in these transactions. Furthermore, payments made by us to each of Tableau Software, Inc. and to Salesforce.com, Inc. pursuant to such transactions did not exceed the greater of $200,000 or 5% of Tableau Software, Inc.'s or Salesforce.com, Inc.'s respective consolidated gross revenues in any of the last three fiscal years and payments made by each of Tableau Software, Inc. and Salesforce.com, Inc. pursuant to such transactions did not exceed the greater of $200,000 or 5% of our consolidated gross revenues in any of the last three fiscal years. As a result, the board of directors concluded that these transactions would not affect Mr. Nelson's independence.

Board Leadership Structure

        We believe that the structure of our board of directors and its committees provides strong overall management of our Company. The Chairman of our board of directors monitors the content, quality and timeliness of information sent to our board of directors and is available for consultation with our board of directors regarding the oversight of our business affairs. Mr. Singh has served as Chairman of the board of directors since November 2017. He is an independent director under the listing standards of the Nasdaq Stock Market. Our board of directors believes that, given his perspective and experience in matters of the board and his ability to liaison between our non-independent directors and our independent directors, Mr. Singh's service as our chairman is appropriate and is in the best interests of our board of directors, our Company and our shareholders.

Board Meetings and Committees

        During our fiscal year ended December 31, 2019, the board of directors held 10 meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served as required under the charter of our board of directors.

        We encourage, but do not require, members of our board of directors to attend our Annual General Meetings of shareholders. Mr. Sommelet attended our 2019 Annual General Meeting.

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Exchange Act, and Nasdaq and SEC rules and regulations. In accordance with French law, committees of our board of directors only have an advisory role on matters requiring approval of the board of directors under French law and can only make recommendations to our board of directors on such matters. As a result, decisions are made by our board of directors taking into account non-binding recommendations of the relevant board committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.

  Audit Committee

        Our audit committee consists of Messrs. Jones, Lillie and Sommelet and Ms. Fetter, with Mr. Jones serving as Chair, each of whom meets the requirements for independence for audit committee members under the listing standards of the Nasdaq Stock Market and SEC rules and regulations. Each member of our audit committee also meets the financial literacy and sophistication requirements of the listing standards of the Nasdaq Stock Market. In addition, our board of directors has determined that each of Mr. Jones and Ms. Fetter is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended ("Securities Act"). Our audit committee has oversight responsibilities with respect to the following:

  •
  corporate accounting and financial reporting processes;

  •
  systems of internal control over financial reporting and audits of financial statements, as well as the quality and integrity of the Company's financial statements and reports;

  •
  assessing the qualifications, independence and performance of the registered public accounting firm or firms engaged as our independent outside auditors for the purpose of preparing or issuing an audit report or performing audit services or as our statutory auditors;

  •
  the organization, qualifications and performance of our internal audit function;

  •
  compliance with legal and regulatory requirements;

  •
  management and internal audit's process for identifying, monitoring and addressing enterprise risks;

  •
  providing the board of directors with the results of the audit committee's monitoring and recommendations derived therefrom; and

  •
  providing the board of directors with the information and materials necessary to bring significant financial matters to the attention of the board of directors.

        Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market. A copy of the charter of our audit committee is available on the Corporate Governance section of our website at https://investor.talend.com. During our fiscal year ended December 31, 2019, our audit committee held 6 meetings.

        Nasdaq rules require that the audit committee have the specific audit committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the audit committee have direct responsibility for the appointment, compensation, retention and oversight of our auditors. However, Rule 10A-3 provides that if the laws of a company's home country prohibit the full board of directors from delegating such responsibilities to the audit committee, the audit committee's powers with respect to such matters may instead be advisory. As indicated above, under French law, our audit committee may only have an advisory role on matters requiring approval of the board of directors under French law and can only make recommendations to our board of directors on such matters. Moreover, Rule 10A-3 also provides that its audit committee requirements do not conflict with any laws of a company's home country that require shareholder approval of such matters. Under French law, our shareholders must appoint, or renew the appointment of, the statutory auditors once every six fiscal years. In accordance with the applicable requirements of the French Commercial Code, we have two statutory auditors. Our shareholders renewed the term of office of KPMG S.A., our independent registered public accounting firm for the fiscal year ended December 31, 2019, at the 2018 Annual General Meeting, and the term of office of Vachon et Associés, at the 2018 Annual General Meeting. On March 30, 2020, the audit committee appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, for purposes of our financial statements prepared in accordance with generally accepted accounting policies in the United States. KPMG S.A. and Vachon et Associés will remain our statutory auditors for purposes of complying with French legal requirements and consistent with the six-year term each was elected to by our shareholders at the 2018 Annual General Meeting of shareholders. As part of this proxy statement, we are seeking shareholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm with respect to the Company's financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes. See Proposal No. 11.

  Compensation Committee

        Our compensation committee consists of Messrs. Nelson and Singh and Ms. Denzel, with Ms. Denzel serving as Chair. Each of our compensation committee members meets the requirements for independence for compensation committee members under the listing standards of the Nasdaq and SEC rules and regulations. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. Our compensation committee is responsible for, among other things:

  •
  overseeing our compensation policies, plans and programs (including salary, long-term incentives, bonuses, perquisites, equity incentives, severance arrangements, retirement benefits and other related benefits and benefit plans) and overall compensation philosophy;

  •
  reviewing and formulating recommendations to the board of directors and assisting the board of directors in discharging its responsibilities relating to oversight of the compensation to be paid to our Chief Executive Officer and other executive officers and directors;

  •
  administering our equity compensation plans for our executive officers and employees; and

  •
  preparing the compensation committee report that the SEC requires in our annual proxy statement.

        Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market. A copy of the charter of our compensation committee is available on the Corporate Governance section of our website at https://investor.talend.com. During our fiscal year ended December 31, 2019, our compensation committee held 4 meetings.

  Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee consists of Messrs. Jones and Singh, with Mr. Jones serving as Chair. Each of the members of our nominating and corporate governance committee meets the requirements for independence under the listing standards of the Nasdaq Stock Market and SEC rules and regulations. Our nominating and corporate governance committee is responsible for, among other things:

  •
  identifying, reviewing and evaluating candidates to serve as our directors consistent with criteria approved by the board of directors and reviewing and evaluating incumbent directors, subject to any commitments made by us by contract or in its certificate of incorporation;

  •
  recommending to the board of directors the selection of candidates to serve as nominees for director at the annual meeting of shareholders;

  •
  making recommendations to the board of directors regarding the composition of each committee of the board of directors;

  •
  assisting the board of directors in overseeing all aspects of our corporate governance functions and making recommendations to the board of directors regarding corporate governance issues;

  •
  overseeing the evaluation of the board of directors and its committees;

  •
  reviewing and making recommendations to the board of directors regarding compensation of the board of the directors and conflict of interest; and

  •
  making other recommendations to the board of directors regarding matters relating to our directors.

        Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of the Nasdaq Stock Market. A copy of the charter of our nominating and corporate governance committee is available on the Corporate Governance section of our website at https://investor.talend.com. During our fiscal year ended December 31, 2019, our nominating and corporate governance committee held 4 meetings.

Response to Material Weakness in Internal Control Over Financial Reporting

        Management performed an assessment of the effectiveness of our internal control over financial reporting and concluded that our internal control over financial reporting was not effective as of December 31, 2019 because it had ineffective process level controls over assumptions in its stand-alone selling price (SSP) model used to determine the allocation of the transaction price of our on-premise license arrangement between the intellectual property (IP) element and the post-contract customer support (PCS) element. The material weakness resulted from an ineffective risk assessment process to identify changes to risks resulting from the adoption of ASC Topic 606 and design appropriate controls to address those risks. The material weakness resulted in errors in our previously issued financial statements for fiscal year 2018. The errors were not material to our financial statements, but we concluded the control deficiency did constitute a material weakness as of December 31, 2019.

        The audit committee, working together with our management team, oversaw the design of a remediation plan that we are in the process of implementing. More specifically, upon identification of the material weakness noted above, we began an evaluation of the related control environment, developed a remediation plan, and began to implement the internal control changes that were identified as part of that plan. This plan includes enhancing our review process over the assumptions that support the IP and PCS transaction price allocation by (i) maximizing the use of observable inputs in our SSP model through external benchmarks, (ii) engaging a third-party valuation specialist to the extent considered necessary, and (iii) improving the documentation around the review of key assumptions incorporated into the model. The revised SSP model will continuously be reassessed and revisited by us as part of our review control process. Management will continuously evaluate the operating effectiveness of the review of the SSP model and we will enhance our risk assessment process to identify changes to risks resulting from the adoption of new accounting standards and design appropriate controls to address those risks.

        The audit committee, which as noted above consists of independent directors, will continue to meet regularly with management, our director of internal audit and our independent accountants to review accounting, reporting, auditing and internal control matters. The audit committee has direct and private access to the director of internal audit and the external auditors and will continue to meet with each, separately, in executive sessions of the audit committee. The audit committee and the board of directors are committed to maintaining a strong internal control environment and implementing measures designed to help ensure that control deficiencies contributing to the material weakness are remediated as soon as possible.

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

        As set out in the charter of the board of directors, the nominating and corporate governance committee works with the board of directors to determine periodically, as appropriate, to the extent permitted or required under applicable laws, the qualifications, expertise and characteristics of the board of directors, including such factors as business experience and diversity of gender, race, ethnicity, nationality, differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the board of directors. The nominating and corporate governance committee and the board of directors evaluate each individual in the context of the membership of the board of directors as a group, with the objective of having a board that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of background and experience across various areas. Each director should be an individual of high character and integrity. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director's past attendance at meetings, participation in and contributions to the activities of the board of directors and the Company and other relevant qualifications and characteristics.

        Each director must ensure that other existing and anticipated future commitments do not materially interfere with the members' service as a director. Any employee director must submit his or her offer of resignation from the board of directors in writing to the Chairperson of the nominating and corporate governance committee upon termination of employment with the Company. Upon change of his or her principal employer, any non-employee director must submit his or her offer of resignation from the board of directors in writing to the Chairperson of the nominating and corporate governance committee. The board of directors, through the nominating and corporate governance committee, will determine whether to accept or reject such resignation and will make a recommendation to the board of directors as to whether to accept or reject the offer of resignation, or whether other action should be taken.

Shareholder Recommendations for Nominations to the Board of Directors

        Our nominating and corporate governance committee will consider candidates for director recommended by a shareholder or group of shareholders who meet the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code. The nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, the charter of the board of directors, our By-laws, applicable French law as well as the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible shareholders wishing to recommend a candidate for nomination as a director are requested to send the recommendation in writing to: General Counsel, Talend S.A., 9, rue Pages, 92150 Suresnes, France.

        Our nominating and corporate governance committee will accept recommendations of director candidates throughout the year; however, in order for a recommended director candidate to be considered by our nominating and corporate governance committee for nomination to stand for election at an upcoming annual meeting of shareholders, the recommendation must be compliant with the form and timing required by applicable French law; in particular, a shareholder recommendation must be received no fewer than 25 days prior to the date of the Company's annual meeting of shareholders and must contain the following information:

  •
  the text of the proposed resolution to appoint the director candidate;

  •
  a brief explanation of the reason for such recommendation;

  •
  information about the director nominee set forth in Article R. 225-83 5°of the French Commercial Code; and

  •
  an affidavit to evidence the requisite share holdings.

        In connection with its evaluation of director candidates, our nominating and corporate governance committee or board of directors may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate.

Communications with the Board of Directors

        Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to our General Counsel at Talend S.A., c/o Talend, Inc., 800 Bridge Parkway, Redwood City, CA 94065. Each communication should set forth (i) the name and address of the shareholder, as it appears on our books, and if the shares of our Ordinary Shares are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our Ordinary Shares that are owned of record by the record holder and beneficially by the beneficial owner.

        Our General Counsel, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors. Items unrelated to the duties and responsibilities of the board of directors or otherwise unsuitable for distribution to the board of directors will be redirected.

Charter of the Board of Directors and Code of Business Conduct and Ethics

        We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our shareholders. Our board of directors has adopted a charter that addresses items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of the charter of our board of directors (referred to on our website as the corporate governance guidelines) and our Code of Business Conduct and Ethics are posted on the Corporate Governance section of our website at https://investor.talend.com. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Risk Management

        Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

        Our board of directors believes that open communication between management and our board of directors is essential for effective risk management and oversight. Our board of directors meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our board of directors as well as such other times as they deemed appropriate, where, among other topics, they discuss strategy and risks facing the company.

        While our board of directors is ultimately responsible for risk oversight, our board committees assist our board of directors in fulfilling its oversight responsibilities in certain areas of risk.

        Our audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and our independent auditors guidelines and policies with respect to risk assessment and risk management. Our audit committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Our audit committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk.

        Our nominating and corporate governance committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, and corporate governance.

        Our compensation committee assesses risks created by the incentives inherent in our compensation policies. In establishing and reviewing our executive compensation program, the compensation committee considers whether the program and other employee compensation programs encourage unnecessary or excessive risk-taking.

        Finally, our full board of directors reviews enterprise, strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, evaluates the risks inherent in significant transactions, and provides guidance to management.

The Board of Directors' Role in Cybersecurity Oversight

        Cybersecurity management is an important focus of our board of directors and the audit committee. As part of its oversight of risk management, the audit committee is briefed regularly by our Chief Technology Officer, Chief Information Security Officer and other members of management regarding cybersecurity and information technology risks, controls, and procedures, including the Company's plans to mitigate cybersecurity and business continuity risks and respond to data breaches and other cybersecurity incidents and any cybersecurity issue that could affect the adequacy and effectiveness of the Company's internal controls. From time to time, the audit committee may receive updates on efforts regarding data loss prevention, regulatory compliance, data privacy, threat and vulnerability management, cyber-crisis management, or other topics, as applicable. The audit committee reports such updates to the board of directors, as appropriate.

Director Compensation

  2019 Director Compensation Table

        The following table provides information regarding the total compensation that was granted to each of our non-employee directors in 2019.

Director	Fees Earned or Paid in Cash ($)(1)	Warrant Awards ($)(2)	All Other Compensation ($)(3)	Total($)
John Brennan(4)	60,952	159,986	21,233	242,171
Nanci Caldwell(5)	68,952	159,986	25,235	254,173
Nora Denzel	65,517	159,986	17,301	242,804
Patrick Jones	83,452	159,986	26,476	269,914
Brian Lillie	63,452	159,986	26,476	249,914
Mark Nelson	60,952	159,986	17,301	238,239
Steve Singh	93,952	159,986	15,242	269,180
Thierry Sommelet	—	—	—	—

(1)
The amount reported represents the fees earned for service on our board of directors and committees of our board of directors for 2019 as well as fees to acquire non-employee warrants, or Bons de Souscription d'Actions ("BSAs"). In accordance with a delegation of authority by the shareholders to the board of directors, the acquisition of BSAs by our directors is subject to the payment of a subscription price that must be at least equal to five percent of the volume-weighted average price of our ADSs of the five trading sessions on the NASDAQ Global Market preceding the date of allocation of the relevant BSAs.

(2)
The amounts reported in the Warrant Awards column are equal to the aggregate grant date fair value of such BSAs, computed in accordance with FASB ASC Topic 718 Compensation—Stock Compensation.

(3)
The amounts reported in the "All Other Compensation" column reflect tax gross-ups to the cash amounts paid to the directors on account of income taxes owed on the cash fees paid to them to acquire the BSAs.

(4)
Mr. Brennan resigned from our board of directors on January 2, 2020.

(5)
Ms. Caldwell resigned from our board of directors on January 8, 2020.

        In accordance with the practice of similarly situated companies, we pay additional compensation (formerly referred to as attendance fees or jetons de présence) to our non-employee directors equal to the value of the subscription price of the BSAs, grossed up for applicable taxes. These payments were intended to partially offset the requirement under French law that our non-employee directors cannot receive free shares (or restricted stock units), but rather BSAs, provided that they pay a subscription price for the BSAs at least equal to the fair market value of such BSAs on the date of grant.

        The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2019.

Director	Warrant Awards (#)(1)
John Brennan(2)	16,745	(4)
Nanci Caldwell(3)	32,739	(5)
Nora Denzel	25,031	(6)
Patrick Jones	55,181	(7)
Brian Lillie	15,605	(8)
Mark Nelson	14,506	(9)
Steve Singh	45,313	(10)
Thierry Sommelet	—

(1)
The reported warrants are represented by BSAs.

(2)
Mr. Brennan resigned from our board of directors on January 2, 2020.

(3)
Ms. Caldwell resigned from our board of directors on January 8, 2020.

(4)
Includes (i) 11,405 Ordinary Shares underlying BSAs which are fully vested and immediately exercisable as of December 31, 2019 and (ii) 5,340 Ordinary Shares underlying BSAs which vest in equal installments on February 19, 2020 and May 16, 2020.

(5)
Includes (i) 27,399 Ordinary Shares underlying BSAs which are fully vested and immediately exercisable as of December 31, 2019 and (ii) 5,340 Ordinary Shares underlying BSAs which vest in equal installments on February 19, 2020 and May 16, 2020.

(6)
Includes (i) 19,691 Ordinary Shares underlying BSAs which are fully vested and immediately exercisable as of December 31, 2019 and (ii) 5,340 Ordinary Shares underlying BSAs which vest in equal installments on February 19, 2020 and May 16, 2020.

(7)
Includes (i) 49,841 Ordinary Shares underlying BSAs which are fully vested and immediately exercisable as of December 31, 2019 and (ii) 5,340 Ordinary Shares underlying BSAs which vest in equal installments on February 19, 2020 and May 16, 2020.

(8)
Includes (i) 10,265 Ordinary Shares underlying BSAs which are fully vested and immediately exercisable as of December 31, 2019 and (ii) 5,340 Ordinary Shares underlying BSAs which vest in equal installments on February 19, 2020 and May 16, 2020.

(9)
Includes (i) 9,166 Ordinary Shares underlying BSAs which are fully vested and immediately exercisable as of December 31, 2019 and (ii) 5,340 Ordinary Shares underlying BSAs which vest in equal installments on February 19, 2020 and May 16, 2020.

(10)
Includes (i) 39,973 Ordinary Shares underlying BSAs which are fully vested and immediately exercisable as of December 31, 2019 and (ii) 5,340 Ordinary Shares underlying BSAs which vest in equal installments on February 19, 2020 and May 16, 2020.

        The aggregate amount of compensation (formerly attendance fees or jetons de présence) of the board of directors is determined at the shareholders' annual ordinary general meeting. The board then divides all or part (at the board's discretion) of this aggregate amount among some or all of its members by a simple majority vote. In addition, the board may grant exceptional compensation (rémunérations exceptionnelles) to individual directors on a case-by-case basis for special and temporary assignments. The board of directors may also authorize the reimbursement of reasonable travel and accommodation expenses, as well as other expenses incurred by directors in the corporate interest. Directors who are employees receive separate compensation for their services as officers or employees.

        With respect to 2019 board service, our board of directors approved annual compensation to each of our non-employee directors, other than Mr. Sommelet, as follows:

  •
  a $30,000 annual cash retainer for general board service, excluding our chairman who was provided a $60,000 cash retainer;

  •
  an annual cash retainer for chairing a committee in the following amounts: $7,500 (nominating and corporate governance committee chair), $10,000 (compensation committee chair), and $20,000 (audit committee chair); and

  •
  an annual cash retainer for committee service in the following amounts: $3,000 (nominating and corporate governance committee), $5,000 (compensation committee), and $7,500 (audit committee).

        Additionally, during 2019 our non-employee directors, other than Mr. Sommelet, were offered the opportunity to purchase warrants (BSAs) with a value of $160,000, entitling them to subscribe for Ordinary Shares at their fair value as of the date of grant, and subject to their continued service through the vesting date and having attended at least 75% of the board's meetings held annually. Non-employee directors choosing to purchase BSAs are allocated additional board fees representing the subscription price of the warrants, grossed up for income taxes. Alternatively, non-employee directors may choose to purchase warrants without receiving additional board fees from the Company, in which case they are entitled to purchase an additional amount of warrants beyond $160,000 in value corresponding to the incremental grossed up board fees the Company would otherwise pay such non-employee director to cover the grossed-up subscription price of the warrants. No non-employee director selected this alternative in 2019. Directors who are also our employees receive no additional compensation for their service as directors.

        Effective January 1, 2020, the board of directors approved a revised compensation program for our non-employee directors. The board of directors concluded that revisions to our compensation program for non-employee directors were necessary to remain competitive with similarly situated U.S.-listed companies in retaining and recruiting qualified board members. In particular, BSAs, which non-employee directors, other than Mr. Sommelet, are offered the opportunity to purchase each fiscal year, in lieu of grants of free shares (or restricted stock units), which are not permitted under French law, have proven complex and costly to issue and have provided limited economic value to directors. To provide competitive non-employee director compensation, properly incentivize board members, and align directors' interests with long-term value creation, while complying with French law restrictions on non-employee director compensation, the board of directors increased the amount of cash compensation paid to non-employee directors each fiscal year, and the board of directors decreased the value of BSAs offered to directors each fiscal year, effectively maintaining the same total director compensation while changing the respective proportion of total compensation paid in cash and BSAs. As a result, effective as of January 1, 2020, our board of directors approved compensation to each of our non-employee directors, other than Mr. Sommelet (so long as he serves on the board of directors in the capacity of a representative of Bpifrance Investissement and its affiliates), as follows:

  •
  a $114,000 annual cash retainer for general board service, excluding our chairman who is entitled to a $132,000 cash retainer;

  •
  an annual cash retainer for chairing a committee in the following amounts: $7,500 (nominating and corporate governance committee chair), $10,000 (compensation committee chair), and $20,000 (audit committee chair); and

  •
  an annual cash retainer for committee service in the following amounts: $3,000 (nominating and corporate governance committee), $5,000 (compensation committee), and $7,500 (audit committee).

        Additionally, during 2020 our non-employee directors, other than Mr. Sommelet (so long as he serves on the board of directors in the capacity of a representative of Bpifrance Investissement and its affiliates), will be offered the opportunity to purchase warrants (BSAs) with a value of $76,000 (or $88,000 in the case of our Chairman), entitling them to subscribe for Ordinary Shares at their fair value as of the date of grant, and subject to their continued service through the vesting date and having attended at least 75% of the board's meetings held annually. Non-employee directors choosing to purchase BSAs will be allocated additional board fees representing the subscription price of the warrants, grossed up for income taxes. Alternatively, non-employee directors may choose to purchase warrants without receiving additional board fees from the Company, in which case they are entitled to purchase an additional amount of warrants beyond $76,000 (or $88,000 in the case of our Chairman) in value corresponding to the incremental grossed up board fees the Company would otherwise pay such non-employee director to cover the grossed-up subscription price of the warrants. Directors who are also our employees will receive no additional compensation for their service as directors. In connection with his resignation as our Chief Executive Officer on January 8, 2020, Mr. Tuchen agreed not to receive any compensation described above for his service as a non-employee director following such resignation.

PROPOSAL NOS. 1 TO 2

ELECTION OF DIRECTORS

        Our board of directors is currently composed of nine members. Our By-laws provide, in accordance with French law, that any vacancy on our board of directors resulting from the death or resignation of a director may be filled by a vote of a majority of our directors then in office, provided there are at least three directors remaining, and provided further that there has been no shareholders' meeting since such death or resignation. Directors chosen or appointed to fill a vacancy are elected by the board of directors for the remaining duration of the current term of the replaced director. The appointment must be ratified at the shareholders' general meeting following such election by the board of directors. In the event the board of directors is composed of less than three directors as a result of vacancies, the remaining directors shall immediately convene a shareholders' general meeting to elect one or several new directors in order for there to be at least three directors serving on the board of directors at any given time, in accordance with French law.

Ratification of the Provisional Appointment of Mses. Fetter and Bemont as Directors

        The shareholders are being asked to ratify the provisional appointment by the board of directors of Ms. Fetter, who was appointed to the board of directors effective January 2, 2020 to fill the vacancy created by Mr. Brennan's resignation, and to ratify the provisional appointment by the board of directors of Ms. Bemont, who was appointed to the board of directors effective January 8, 2020 to fill the vacancy created by Ms. Caldwell's resignation. Each of Mses. Fetter and Bemont currently serves as a director on our board of directors. Each of Mses. Fetter and Bemont were recommended to the nominating and corporate governance committee by non-management directors. If her provisional appointment is ratified, Ms. Fetter will serve as a director until the 2022 Annual General Meeting of shareholders and until her successor is duly elected and qualified. If her provisional appointment is ratified, Ms. Bemont will serve as a director until the 2021 Annual General Meeting of shareholders and until her successor is duly elected and qualified. For information concerning the directors subject to shareholder ratification, please see the section titled "Board of Directors and Corporate Governance."

        If you are a holder of Ordinary Shares or ADSs, please see the section titled "Question and Answers About the Proxy Materials and our Annual Meeting—How can I vote my Ordinary Shares or ADSs?" to determine how you can vote to ratify the provisional appointment of each of Ms. Fetter and Ms. Bemont. Each of Ms. Fetter and Ms. Bemont have indicated an intent to accept such ratification.

        For the full text of Proposal Nos. 1 to 2, please see Annex A.

Majority Voting Policy

        In February 2020, the board of directors adopted a majority voting policy. Consistent with the requirements of the French Commercial Code, the policy provides that a nominee for director is only elected if he or she receives a majority of votes cast by the shareholders present, represented by proxy, or voting by mail. In the event a nominee for director who is then serving as a director receives more votes "against" his or her election than votes "for" his or her election (a "Majority Against Vote"), or in the event the ordinary meeting of shareholders decides to remove a director by a majority of votes cast by shareholders present, represented by proxy, or voting by mail at the ordinary meeting of shareholders (a "Removal Vote"), the director's service on the board shall terminate as of the date of the ordinary shareholder meeting. The policy requires that the board of directors will only nominate for election, or re-election, as director, those candidates who agree to tender, promptly following the ordinary meeting of shareholders at which they are elected or re-elected, as applicable, an irrevocable written resignation to the chairman of the board of directors, and that the board of directors will only fill director vacancies with candidates who agree to tender, promptly following their appointment to the board of directors, the same form of irrevocable written resignation. A resignation will become effective only if the director receives a Majority Against Vote or a Removal Vote and is effective immediately upon the certification of the shareholder vote.

Vote Required

        The election of a director requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
RATIFICATION OF THE PROVISIONAL APPOINTMENT OF EACH OF MS. FETTER AS DIRECTOR AND MS. BEMONT AS DIRECTOR.

EXECUTIVE OFFICERS

        The following table identifies certain information about our executive officers as of April 1, 2020. Officers are elected by our board of directors to hold office until their successors are elected and qualified. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Christal Bemont	49	Chief Executive Officer and Director
Adam Meister	37	Chief Financial Officer
Laurent Bride	46	Chief Operating Officer and Chief Technology Officer
Ann-Christel Graham	45	Chief Revenue Officer

        For a brief biography of Ms. Bemont, please see "Board of Directors and Corporate Governance—Provisionally Appointed Directors Subject to Shareholder Ratification."

        Adam Meister has served as our Chief Financial Officer since September 2018. Prior to Talend, Mr. Meister served as Managing Director of Goldman Sachs, an investment bank, from January 2018 to September 2018 and Vice President in the Technology, Media and Telecom Investment Banking Group from September 2015 to December 2017. From July 2010 to September 2015, Mr. Meister was with J.P. Morgan, an investment bank, where he served most recently as Vice President, Technology, Media and Telecom Investment Banking from February 2014 to September 2015. Mr. Meister holds a B.A. in finance and management information systems from Saint Louis University.

        Laurent Bride has served as our Chief Technology Officer since September 2014 and Chief Operating Officer since January 2019. Mr. Bride has over 17 years of software experience, including management and executive roles in customer support and product development. Most recently, Mr. Bride was Chief Technology Officer at Axway where he was responsible for R&D, Innovation and Product Management. He has also spent more than ten years in Silicon Valley, working for Business Objects and then SAP. Mr. Bride holds an engineering degree in mathematics and computer science from EISTI.

        Ann-Christel Graham has served as our Chief Revenue Officer since January 2020. Ms. Graham has over 20 years of SaaS sales leadership experience. Prior to joining Talend, Ms. Graham served as Vice President of Sales for Enterprise Customers from January 2015 to December 2019 at SAP Concur. Prior to that she held a range of sales positions with SAP Concur, each with increasing responsibility. Ms. Graham holds a B.A. in political science from the University of California at Los Angeles.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2019. It also provides an overview of our executive compensation philosophy, including our principal compensation policies and practices, and analyzes how and why we arrived at the specific compensation decisions for our executive officers, including our named executive officers, in 2019. During 2019, our named executive officers were:

  •
  Michael Tuchen, our former Chief Executive Officer;

  •
  Adam Meister, our Chief Financial Officer; and

  •
  Laurent Bride, our Chief Operating Officer and Chief Technology Officer

        Subsequent to the end of 2019, Mr. Tuchen resigned as our Chief Executive Officer and the board of directors appointed Christal Bemont as our Chief Executive Officer. For more information on the leadership transition, see pages 46-48 below.

  Executive Summary

  Overview of the Executive Compensation Program

        Our executive compensation program is designed to be competitive and appropriately balance our goals of attracting, motivating, rewarding, and retaining our executive officers. To align our executive officers' interests with those of our shareholders and to motivate and reward individual initiative and effort, a substantial portion of each executive officer's annual total direct compensation opportunity is "at-risk," meaning the amounts paid to each executive officer will vary based on our company performance and their contributions to that performance.

        We emphasize performance-based compensation that appropriately rewards our executive officers for delivering financial, operational, and strategic results relative to pre-established annual goals through our annual cash bonus plan. Further, to deliver long-term incentive compensation, we grant our executive officers equity awards to acquire our Ordinary Shares in the form of time-based restricted stock unit ("RSU") awards and performance-based stock unit ("PSU") awards, known as free shares under French Law. Our Ordinary Shares may be represented by American Depositary Shares, or ADSs, each of which represents one Ordinary Share. For simplicity, we use the term Ordinary Shares when referring to shares owned by our named executive officers or shares subject to equity awards, whether represented by ADSs or not.

        In 2019, a significant portion of each named executive officer's target annual total direct compensation opportunity consisted of performance-related pay and long-term incentives. At-risk, performance-related pay comprised 50% of the target annual total direct compensation opportunity for our former Chief Executive Officer and over 88% of his target annual total direct compensation opportunity consisted of long-term incentives. Over 40% of our other named executive officers' target annual total direct compensation opportunity was performance-related and over 85% of it was comprised of long-term incentives. Excluding the one-time special retention award to Mr. Meister in 2019, described later, 47% of our other named executive officers' target annual total direct compensation opportunity was performance-related and 83% of it consisted of long-term incentives.

        The graphs below show the allocation among our various compensation components of the target annual total direct compensation opportunity for our former Chief Executive Officer and the average allocation of target total direct compensation opportunity for our other named executive officers.

        The percentages above were calculated using base salary, target annual cash bonus opportunities, and the grant date fair value of time-based RSU awards and performance-based PSU awards assuming achievement of performance metrics at target levels.

  2019 Business Highlights

        We believe our 2019 executive compensation program was instrumental in our financial and operational results in 2019. During 2019 we:

  •
  Grew total revenue for the year by 20% on a year-over-year basis to $247.9 million;

  •
  Increased subscription revenue for the year by 23% on a year-over-year basis to $217.0 million;

  •
  Achieved Annual Recurring Revenue, or ARR, of $243.1 million as of December 31, 2019, representing growth of 23% on a constant currency basis compared to as of December 31, 2018;

  •
  Achieved our goal of cloud representing 50% of new ARR in the fourth quarter of 2019;

  •
  Achieved Cloud ARR of $53.9 million, representing 179% growth from December 31, 2018 on an actual and constant currency basis;

  •
  Crossed the 4,250 mark in customer count and the 2,250 mark in cloud customers, as of December 31, 2019; and

  •
  Secured a position as a leader in the 2019 Gartner Magic Quadrant for Data Integration Tools for the fourth consecutive time.

  2019 Executive Compensation Highlights

        To continue to provide compensation that is competitive and offers incentives for growth in our business, the board of directors, upon the recommendation of the compensation committee, took these key executive compensation actions for 2019:

  •
  Base Salaries—The board of directors, upon the recommendation of the compensation committee, did not increase the base salaries in 2019 for any of our named executive officers, except for a nominal increase in Mr. Bride's base salary as described in "Individual Compensation Elements" below.

  •
  Annual Cash Bonus—The board of directors, upon the recommendation of the compensation committee, designed our 2019 executive annual cash bonus plan, or the 2019 Bonus Plan, to focus on two key performance metrics—Total Net New ARR and Free Cash Flow—setting rigorous targets for each that would be achievable only through focused leadership efforts by our named executive officers. Our results against the rigorous targets for these performance metrics resulted in an aggregate calculated payment percentage of 0% of target levels under the 2019 Bonus Plan.

  •
  Long-Term Equity Incentive Compensation—The board of directors, upon the recommendation of the compensation committee, granted long-term incentive compensation opportunities in the form of RSU awards and PSU awards, which align the economic interests of our named executive officers with achievement of our Net New Cloud ARR goals, which we believe is a significant driver of our growth and important to our future business strategy as we see an industry shift to cloud-based solutions. The RSU and PSU awards generally vest 40% after two years and then in equal quarterly installments over the following two years and, in the case of the PSU awards, only to the extent that the units have been earned because the 2019 Net New Cloud ARR goals were achieved. After adopting the metric, the board of directors, upon the recommendation of the compensation committee, widened the definition of Net New Cloud ARR to include all sources of Net New Cloud ARR, including that from Talend Cloud, our Stitch business, and premise-to-cloud migrations where not included in the original definition. The board of directors believed this revision to be appropriate as it more fully reflected the strategic intent of the PSU awards, which was to motivate growth in our cloud offerings irrespective of where the growth came from. This modification had the effect of increasing the achievement level of Net New Cloud ARR for 2019. Applying the modified definition, the 2019 PSU awards had been earned at 80% of target payout levels (40% of maximum payout levels) based on realization of 2019 Net New Cloud ARR at 92% of the target levels under the modified definition of the metric.

  •
  Special One-Time Retention Award—The board of directors, upon the recommendation of the compensation committee, granted a one-time retention award of 26,600 Ordinary Shares in the form of a time-based RSU award to Mr. Meister in December 2019 in recognition of his outstanding performance, the critical nature of his role, and the importance of providing retention incentives to him. This RSU award vests in its entirety two years after the grant date as long as he remains in service with us through the vesting date.

  2020 CEO Transition

        On January 8, 2020, Mr. Tuchen resigned from his position as our Chief Executive Officer and was succeeded by Ms. Bemont. In connection with this leadership transition, we entered into an employment offer letter and change of control and severance agreement with Ms. Bemont. We also entered into a separation agreement and release with Mr. Tuchen. The details of these agreements are described in more detail in "Executive Officer Employment Agreements—CEO Transition" below.

  Executive Compensation Policies and Practices

        We maintain sound governance standards consistent with our executive compensation policies and practices. The compensation committee evaluates our executive compensation program regularly to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following policies and practices were in effect during 2019:

What We Do	What We Don't Do
✓ Independent Compensation Committee. The compensation committee is comprised solely of independent directors.

✗

No Tax Reimbursements. We do not provide any tax reimbursement payments (including "gross-ups") on any perquisites or other personal benefits, or on any severance or change-in-control payments or benefits.

✓

Independent Compensation Committee Advisor. The compensation committee engaged its own compensation consultant to assist with its 2019 review and analysis of our executive compensation programs. This consultant performed no other consulting or other services for us.

✗

No Special Retirement Plans. We do not offer, nor do we have plans to provide, pension arrangements, retirement plans or nonqualified deferred compensation plans or arrangements exclusively to our executive officers.

✓ Annual Executive Compensation Review. The compensation committee conducts an annual review and approval of our compensation strategy.

✗

No "Golden Parachute" Tax Reimbursements. We do not provide any tax reimbursement payments (including "gross-ups") on any tax liability that our named executive officers might owe as a result of the application of Sections 280G or 4999 of the Internal Revenue Code (the "Code").

✓

Multi-Year Vesting/Performance Requirements. The equity awards granted to our executive officers vest or are earned over multi-year periods, consistent with current market practice and our retention objectives.

✗ No Special Health or Welfare Benefits. Our executive officers participate in the same company-sponsored health and welfare benefits programs as our other full-time, salaried employees.

✓

Compensation At-Risk. Our executive compensation program is designed so a significant portion of compensation is "at risk" based on our performance through our short-term cash and long-term incentive compensation opportunities.

✗

No "Single Trigger" Change-in-Control Arrangements. No change of control payments or benefits are triggered simply by the occurrence of a change in control. All change of control payments and benefits are based on a "double-trigger" arrangement (that is, they require both a change in control of the Company plus a qualifying termination of employment before payments and benefits are paid).

✓ Limited Perquisites. We do not provide perquisites or other personal benefits to our executive officers, except where they serve a legitimate business purpose.

✗

No Hedging or Pledging. We prohibit our employees, including our executive officers, and the members of our board of directors from pledging our securities or engaging in hedging transactions with respect to our securities.

  Executive Compensation Philosophy and Program Design

        Our executive compensation program is guided by our overarching philosophy of paying for performance. Consistent with this philosophy, we design our executive compensation program to:

  •
  Provide compensation and benefit levels that will attract, motivate, reward, and retain a highly-talented team of executive officers within the context of responsible and balanced cost management;

  •
  Establish a direct link between our financial and operational results and strategic objectives and the compensation of our executive officers; and

  •
  Align the interests and objectives of our executive officers with those of our shareholders by linking long-term incentive compensation opportunities to shareholder value creation and cash incentives to our annual performance.

        We structure the annual compensation of our named executive officers, using three principal elements: base salary, annual cash bonus opportunities and long-term incentive compensation opportunities in the form of PSU awards and RSU awards. The design of our executive compensation program is influenced by many factors with the primary goal being to align the interests of our named executive officers and shareholders by linking pay with performance.

  Governance of Executive Compensation Program

  Compensation-Setting Process

        We do not benchmark pay when setting the target total direct compensation opportunities of our named executive officers. Instead, as described below, we evaluate the compensation levels and compensation practices of our compensation peer group when making executive compensation decisions. When setting each compensation element, the compensation committee and board of directors each considers these factors:

  •
  Our performance against the financial and operational objectives established by our board of directors;

  •
  Each individual executive officer's skills, experience, and qualifications relative to other similarly-situated executives at the companies in our compensation peer group;

  •
  Each executive officer's role compared to other similarly-situated executives at the companies in our compensation peer group;

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  The performance of each individual executive officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and success in working as part of a team, all of which reflect our core values;

  •
  The recommendations of our Chief Executive Officer for each executive officer other than with respect to his or her own compensation;

  •
  Compensation parity among our executive officers;

  •
  Our financial performance relative to our peers; and

  •
  The compensation practices of our compensation peer group and the positioning of each executive officer's compensation in a ranking of peer company compensation levels.

        These factors provide the framework for compensation decision-making and final decisions regarding the target total direct compensation opportunity for each named executive officer.

  Role of the Compensation Committee

        The compensation committee reviews and makes recommendations to the board of directors to assist in carrying out the responsibilities relating to the compensation of our named executive officers. These responsibilities include reviewing and recommending for approval the following compensation elements with respect to our named executive officers: their annual base salaries; annual cash bonus opportunities; long-term incentive compensation opportunities; employment offers and severance and change of control agreements (including post-employment compensation arrangements); and other compensation, and perquisites and other personal benefits, if any. The compensation committee's review of the base salary levels, annual cash bonus opportunities, and long-term incentive compensation opportunities of our named executive officers generally occurs in our first fiscal quarter, or more frequently as warranted.

  Role of Executive Officers

        Our Chief Executive Officer and other members of our management team assist the compensation committee in making its recommendations to the board of directors by providing information on corporate and individual performance, market data, and their perspective on compensation matters. The compensation committee solicits and reviews our Chief Executive Officer's recommendations and proposals regarding adjustments to annual base salary, annual cash bonus opportunities, long-term incentive compensation opportunities, program structures, and other compensation-related matters for our named executive officers (other than with respect to our Chief Executive Officer's own compensation). The compensation committee reviews and discusses these recommendations and proposals with our Chief Executive Officer and uses them as one factor in determining and recommending for approval of the board of directors the compensation for our executive officers. No member of the management team participates in any discussions or makes any recommendations regarding his or her own compensation.

  Role of Compensation Consultant

        The compensation committee engages an external compensation consultant to assist it in formulating recommendations regarding compensation to the board of directors by providing information, analysis, and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. For 2019, the compensation committee retained Compensia, a national compensation consulting firm, to serve as its compensation advisor. Compensia serves at the discretion of the compensation committee.

        During 2019, Compensia regularly attended the meetings of the compensation committee (including in executive sessions without management present) and provided the following services:

  •
  Provided competitive market data based on the compensation peer group and broader compensation surveys for our executive officer positions and evaluated how the compensation we pay our executive officers compares both to our performance and to how the companies in our compensation peer group compensate their executives;

  •
  Assessed executive compensation trends within our industry, and provided updates on corporate governance and regulatory issues and developments;

  •
  Reviewed market equity compensation practices, including "burn rate" and "overhang"; and

  •
  Consulted with the compensation committee chair and other members between compensation committee meetings.

        In 2019, Compensia provided no services to us other than the consulting services to the compensation committee. The compensation committee regularly reviews the objectivity and independence of the advice provided by its compensation consultant on executive compensation. The compensation committee considered the six specific independence factors adopted by the SEC and reflected in the listing standards of the Nasdaq Global Market and determined that the work of Compensia in 2019 raised no conflicts of interest.

  Competitive Positioning

        To compare our executive compensation against the competitive market, the compensation committee reviews and considers the compensation levels and practices of a group of comparable technology companies. The companies in this compensation peer group were selected on the basis of their similarity to us in characteristics such as revenue, market capitalization, size and industry focus.

        In August 2018, with the assistance of Compensia, the compensation committee developed a compensation peer group to reflect our key financial attributes and recognize our business focus. The companies in this compensation peer group were selected on the basis of their similarity to us, based on the following criteria:

  •
  Publicly traded companies on a major U.S. stock exchange;

  •
  Similar revenue size - ~0.5x to ~2.0x our last four fiscal quarter revenue at the time of approximately $163 million (approximately $81 million to approximately $325 million);

  •
  Similar market capitalization - ~0.25x to ~4.0x our 30-day average market capitalization of $1.73 billion at the time (approximately $432 million to approximately $6.91 billion);

  •
  Industry—application software, systems software, and internet software and service industries; and

  •
  Preference for recently public companies with strong revenue growth, a business-to-business model, an enterprise focus and strong market capitalization to revenue multiples.

        Peers were selected based on their relative fit across all selection criteria and, although some peers did not meet all criteria, it was determined that the group of companies would provide reasonable market data for executive compensation benchmarking purposes. At the time of their selection, most peers were within the desired revenue range (largest peer was ~2.5x our revenue at the time) and all peers were within the desired market capitalization range (largest peer was ~3.3x our market capitalization at the time).

        The compensation committee approved the use of the competitive market data from the following compensation peer group from our 2018 study as one factor for setting executive compensation for 2019:

Alteryx	Cloudera	HubSpot	Rapid 7
AppFolio	Coupa Software	MongoDB	SendGrid
Apptio	Everbridge	New Relic	Zscaler
BlackLine	Five9	Okta	Zuora
Carbon Black	Hortonworks	Qualys

        In determining the peer group for setting executive compensation for 2019, the compensation committee removed six companies from the peer group used for setting executive compensation for 2018 (Mulesoft (due to its acquisition by Salesforce), Benefitfocus, Q2 Holdings, Varonis Systems, SPS Commerce and Workiva) and replaced them with five companies (Carbon Black, MongoDB, SendGrid, Zscaler and Zuora), which the compensation committee believed were better aligned in terms of size and other criteria such as business fit and revenue growth.

        To analyze the compensation practices of the companies in our compensation peer group, Compensia gathered data from the public filings of the peer group companies as well as from the Radford Global Technology Survey. This market data was then used as a reference point for the compensation committee to assess our current compensation levels in its deliberations on compensation forms and amounts.

        The compensation committee reviews our compensation peer group at least annually and may make adjustments to its composition, considering changes in both our business and the businesses of the companies in the peer group.

  Shareholder Support

        Shareholders are provided the opportunity to cast an annual advisory vote on the compensation of our named executive officers. At the 2019 annual meeting of shareholders, our shareholders indicated their strong support for the compensation of our named executive officers, with approximately 97% of votes cast on the say-on-pay proposal voting in favor of our executive compensation program. Based on this support from shareholders, the compensation committee and board of directors maintained the core elements of our executive compensation programs in fiscal 2019. The compensation committee and board of directors will continue to consider shareholder feedback and the results of say-on-pay votes when making future compensation decisions.

  Risk Considerations

        In establishing and reviewing our executive compensation program, the compensation committee considers whether the program and other employee compensation programs encourage unnecessary or excessive risk-taking and has concluded that they do not. Accordingly, we have determined that these programs are not reasonably likely to have a material adverse effect on the Company.

  Individual Compensation Elements

        In 2019, the primary elements of our executive compensation program were base salary, an annual cash bonus opportunity, and long-term equity incentive compensation in the form of RSU awards and PSU awards.

  Base Salary

        Base salary represents the fixed portion of the compensation of our executive officers and is an important element of compensation intended to attract and retain highly-talented individuals. We establish the initial base salaries of our executive officers through arm's-length negotiation when we hire the individual executive officer, considering the relevant position, qualifications, experience, and the base salaries of our other executive officers. The compensation committee reviews the base salaries of our executive officers annually and recommends adjustments to our board of directors as it determines necessary or appropriate.

        In February 2019, the compensation committee reviewed the base salaries of our named executive officers considering a competitive market analysis prepared by Compensia, the recommendations of our former Chief Executive Officer (except with respect to his own base salary), and the other factors described above. Following this review, the compensation committee recommended a minor market competitive adjustment to the base salary for Mr. Bride, effective in April 2019, and no adjustments were recommended to the base salary of Mr. Tuchen or Mr. Meister. The annualized base salaries of the named executive officers for 2019 were:

Named Executive Officer	2018 Base Salary	2019 Base Salary	Percentage Adjustment
Mr. Tuchen	$365,000	$365,000	0%
Mr. Meister	$350,000	$350,000	0%
Mr. Bride	$429,000	$430,000	0.23%

  Annual Cash Bonuses

        Each of our named executive officers participated in our 2019 Bonus Plan. The amount that each named executive officer could earn under the 2019 Bonus Plan was based on our achievement of key corporate performance metrics.

        For the 2019 Bonus Plan, the compensation committee and board of directors determined that the following performance metrics would be appropriate and effective measures for our named executive officers' cash bonus awards:

Metric	Weighting of Total Payout Opportunity	Purpose
Total Net New ARR	80%	Designed to be an effective measure to motivate, focus and reward our named executive officers to emphasize top-line growth through additions of new customers, expansions with existing customers and higher renewal rates.
Free Cash Flow (FCF)	20%	Designed to be an effective measure to motivate, focus and reward our named executive officers for achieving a FCF target given the objective of investing efficiently in the growth of the business.

        Both metrics were aimed at driving growth in our business while conserving cash. Payment under the 2019 Bonus Plan was tied to our actual achievement against the pre-established target levels for each of these performance metrics.

  Target Annual Cash Bonus Opportunities

        Each named executive officer was assigned a target annual cash bonus opportunity, which was calculated as a percentage of his weighted average annual base salary for 2019. In February 2019, the compensation committee reviewed the target annual cash bonus opportunities of our executive officers, considering a competitive market analysis prepared by Compensia, the recommendations of our former Chief Executive Officer (except with respect to his own target cash bonus opportunity), and the other factors described above. Following this review, the compensation committee recommended to the board of directors the target annual cash bonus opportunities for the named executive officers, which were subsequently approved by the board of directors.

        The target annual cash bonus opportunities of the named executive officers for 2019 were:

Named Executive Officer	2019 Target Annual Cash Incentive Compensation Opportunity (as a percentage of base salary)		2019 Target Annual Cash Incentive Compensation Opportunity ($)
Mr. Tuchen	100%		$365,000
Mr. Meister	60	%(1)	$210,000
Mr. Bride	40	%(2)	$172,000

(1)
Amount reflects an increase of five percentage points approved by the board of directors in 2019.

(2)
Amount reflects an increase of seven percentage points approved by the board of directors in 2019.

        In May 2019, the board of directors, upon the recommendation of the compensation committee, approved the performance metric, the related target levels and the payment percentages for each of the 2019 corporate performance metrics. The performance metrics of our 2019 Bonus Plan were based on our corporate achievement against two key performance indicators for our business: Total Net New ARR and FCF. The board of directors believed these performance metrics (and their relative weightings) provided a balance between driving and focusing our executive officers toward propelling growth while investing efficiently to control FCF.

        The target levels for each of these performance metrics were based on our 2019 operating plan, which was reviewed and approved by our board of directors, with input from our former Chief Executive Officer and our Chief Financial Officer. These target levels were set to be achievable through diligent effort, and to reward strong management performance in light of our strategic objectives and the industry and economic conditions and trends at the time the target levels were set. We are not disclosing the target level for the Total Net New ARR performance metric because we believe disclosure would be competitively harmful, as it would give our competitors insight into our strategic and financial planning process.

        Total Net New ARR was defined as the annual recurring revenue (ARR) of new software subscription bookings realized in 2019 from both new and existing customers, including subscription bookings for our Stitch business, less the amount of Total ARR that is either (a) not renewed or (b) renewed for a lesser subscription value during the period as compared to the prior software subscription ARR value for such customer. To compute ARR, multi-year contracts and contracts with terms of less than one year were annualized by dividing the total committed contract value by the number of months in the subscription term and then multiplied by 12. The table below presents the payment percentages in relation to the relative achievement against the Total Net New ARR performance metric:

Total Net New ARR Payouts

	Threshold	Target	Maximum
Relative Achievement	75%	100%	115%
Payment Percentage	50%	100%	200%

        Achievement between the percentage levels identified above would result in a payment percentage with respect to the Total Net New ARR metric calculated based on a linear interpolation between those levels. No payout under the Total Net New ARR portion of the 2019 Bonus Plan would be made if the threshold level of 75% of the Net New ARR target was not achieved.

        FCF was defined as cash flow from operations less capital expenditures. Payout under the FCF performance metric was structured as a binary payout. Achievement of the target level of FCF of $0 or better would result in a payment percentage of 100%. However, if the target level was not achieved, then no payout under the FCF portion of the cash bonus plan would be made.

  2019 Bonus Plan Payments

        In February 2020, the board of directors, upon recommendation from the compensation committee, determined that we achieved below the threshold level for the Total Net New ARR performance metric, which resulted in no payout under the performance metric. In addition, the board of directors, upon recommendation of the compensation committee, determined no payout was earned under the FCF performance metric because FCF was negative for the year. These determinations resulted in an aggregate funding level of 0% under the 2019 Bonus Plan.

        Based on this result, no payment was made to any named executive officer under the 2019 Bonus Plan.

  Long-Term Incentive Compensation

        The compensation committee and our board of directors believes long-term incentive compensation in the form of equity awards is an effective means for focusing our named executive officers on driving increased shareholder value over a multi-year period, provides a meaningful reward for appreciation in our stock price and long-term value creation, and motivates them to remain employed with us.

  2019 Annual Awards

        In 2019, the compensation committee recommended to the board of directors the use of PSU awards and RSU awards to deliver the annual long-term incentive compensation opportunities to our executive officers.

        This approach aligns the contributions of our named executive officers with the long-term interests of our shareholders and allows them to participate in any future appreciation in our Ordinary Shares.

Type of Long-Term Incentive Compensation	Description
PSU awards	PSU awards provide an appropriate long-term incentive for our named executive officers because they will only be eligible to be earned and vest if we achieve pre-established key corporate goals recommended by the compensation committee and approved by the board of directors. With PSU payouts generally increasing upon enhanced achievement of such corporate goals, the growth of our business is emphasized, thus aligning the interests of our executive officers with those of our shareholders.
RSU awards
RSU awards help us to reward our named executive officers for long-term share price appreciation while helping us achieve retention objectives because there is value to the recipient even if the market price of our Ordinary Shares, as represented by ADSs, declines below the market price on the grant date.

        As with our other elements of compensation, the compensation committee assesses and recommends to our board of directors long-term incentive compensation for our named executive officers as part of its annual compensation review and after considering a competitive market analysis prepared by Compensia, the recommendations of our Chief Executive Officer (except with respect to our Chief Executive Officer's own long-term incentive compensation), the outstanding equity holdings of each executive officer, the projected impact of the proposed awards on our earnings, the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our "burn rate") in relation to the companies in our compensation peer group, the potential voting power dilution to our shareholders (our "overhang") in relation to the companies in our compensation peer group, and the other factors described above.

        In February 2019, the compensation committee recommended that the board of directors grant to our named executive officers equity compensation awards with the grant date value of those awards generally evenly split between RSU awards and PSU awards (the "2019 Annual Equity Program").

        In determining the size of the annual awards under the 2019 Annual Equity Program, the compensation committee considered the equity awards granted by the companies in our compensation peer group and considered the increased weighting of our PSUs relative to our compensation peer group. The annual equity awards granted to the named executive officers during 2019 were:

Named Executive Officer	RSU Awards (Ordinary Shares)	PSU Awards (target Ordinary Shares at 100% achievement)	Equity Awards (Aggregate Grant Date Fair Value)
Mr. Tuchen	61,112	61,111	$5,685,814
Mr. Meister	33,334	33,333	$3,101,349
Mr. Bride	27,778	27,778	$2,584,465

        RSU awards granted under the 2019 Annual Equity Program and, to the extent earned, the PSUs, will generally vest 40% on the two-year anniversary of the 15th day of the month occurring in or following the month of the grant date (the "two-year anniversary") and the remaining portion of the award will then vest in equal quarterly increments over the following two years. However, recipients of awards may elect at the time of grant an alternative to the default vesting structure, such that 20% of the award will vest after one year and then 5% of the award in each of the following four quarters and then 7.5% of the award in each of the following eight quarters. None of our named executive officers elected this for awards made under the 2019 Annual Equity Program. In addition, if an award recipient's employment with us terminates prior to the two-year anniversary of the grant date but after the date that is one-year prior to the two-year anniversary (the "one-year anniversary"), then RSU awards and PSU awards, to the extent earned, vest as to 20% of the award plus five percent of the award for each full quarter of service completed after the one-year anniversary.

        PSU awards granted under the 2019 Annual Equity Program are earned solely on the achievement of Net New Cloud ARR during the one-year performance period beginning January 1, 2019 and ending on December 31, 2019. The board of directors viewed Net New Cloud ARR as the most important driver for creating long-term shareholder value and therefore selected this as the sole performance metric for the PSU awards made under the 2019 Annual Equity Program. Given the strategic importance of expeditiously pivoting management's attention to focusing on growth of Net New Cloud ARR in light of market-based trends in demand for cloud-based software licenses, the board of directors believed a one-year performance period was appropriate.

        For these purposes "Net New Cloud ARR" was defined as the ARR value of new cloud software subscription bookings realized in 2019 from both new and existing customers, less the amount of Cloud ARR that is either (a) not renewed or (b) renewed for a lesser software subscription ARR value during the period as compared to the prior software subscription ARR value for such customer. To compute ARR, multi-year contracts and contracts with terms of less than one year were annualized by dividing the total commitment contract value by the number of months in the subscription term and then multiplied by 12. After adopting the metric, the board of directors, upon the recommendation of the compensation committee, widened the definition of Net New Cloud ARR to include all sources of Net New Cloud ARR, including that from Talend Cloud, our Stitch business, and premise-to-cloud migrations where not included in the original definition. The board of directors believed this revision to be appropriate as it more fully reflected the strategic intent of the PSU awards, which was to motivate growth in our cloud offerings irrespective of where the growth came from. We are not disclosing the target level for the Net New Cloud ARR performance metric because we believe disclosure would be competitively harmful, as it would give our competitors insight into our strategic and financial planning process.

        The table that follows sets forth the threshold, target, and maximum PSU payouts and the corresponding achievement percentage of the performance metric compared to the target.

PSU Payout Levels

	Threshold	Target	Maximum
Percent Achievement Net New Cloud ARR	80%	100%	127%
PSU Payout Percentage (as a percentage of target)	50%	100%	200%

        Achievement between the percentage levels identified above was to result in a number of Ordinary Shares underlying the PSU award being earned based on a linear interpolation between those levels. No Ordinary Shares underlying a PSU award would be earned if the threshold level of 80% of the Net New Cloud ARR target was not achieved.

        In February 2020, based on actual realization of 92% of the target 2019 Net New Cloud ARR level, under the revised definition of the metric adopted by the board of directors described above, the 2019 PSU awards were earned at 80% of target payout levels (40% of maximum payout levels), and became eligible to vest on the time-based vesting terms described above. Had the board of directors not revised the definition of Net New Cloud ARR, no PSU awards would have been earned. The following table presents the number of PSUs deemed earned by each of our named executive officers compared to their target number of PSUs underlying their 2019 PSU awards:

2019 PSU Payouts

Named Executive Officer	PSUs Earned	Target Number of PSUs	% of Target
Mr. Tuchen	48,888	61,111	80%
Mr. Meister	26,666	33,333	80%
Mr. Bride	22,222	27,778	80%

  Special Retention Awards

        In December 2019, the board of directors, upon the recommendation of the compensation committee, awarded a one-time retention grant in the form of RSUs covering 26,600 Ordinary Shares to Mr. Meister. The retention award was designed to reward him for his outstanding performance and to recognize the criticality of his role and the importance of retaining him. The retention award was granted as part of a broader set of retention awards granted to high-performing employees in various positions and levels. This RSU award vests in its entirety two years after the grant date as long as he remains in service with us. In determining the size of Mr. Meister's retention award, the compensation committee reviewed the value of his existing unvested equity holdings compared to market data of the value of awards of chief financial officers in the technology industry to set an award size the compensation committee believed would serve a retention objective.

  Retirement, Welfare and Health Benefits

        Our named executive officers are eligible to participate in our employee benefit programs on the same basis as our other full-time, salaried employees. Talend, Inc. sponsors a Section 401(k) profit-

sharing plan, which is intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code (the "Code"). All of our U.S. employees, including the named executive officers, are eligible to participate on the first day of the month following two full calendar months of employment. The Section 401(k) plan includes a salary deferral arrangement under which participants may elect to defer up to 100% of their current eligible compensation not over the statutorily prescribed limit, and have their compensation deferral contributed to the Section 401(k) plan. In addition, the Section 401(k) plan includes a 100% company match of the first 4% of eligible compensation contributed by a participant to the Section 401(k) plan, subject to statutory and regulatory limits.

        Our named executive officers are eligible to participate in the Amended and Restated 2017 Employee Stock Purchase Plan (the "ESPP"), which is intended to qualify under Section 423 of the Code. The ESPP allows eligible employee participants to purchase ADSs, with each ADS representing one of our Ordinary Shares, at a discount through payroll deductions. Under the ESPP, employees are eligible to purchase ADSs through payroll deductions of up to 15% of their eligible compensation, subject to any plan limitations. The ESPP has two consecutive offering periods of approximately six months in length during the year, and the purchase price of the ADSs will be 85% of the lower of the fair value of our ADSs on the first trading day of the offering period or on the last day of the offering period. Pursuant to applicable tax rules, an employee may purchase no more than $25,000 worth of ADSs under the ESPP, valued as of the start of the offering period, for any calendar year in which a purchase right is outstanding.

        Our health and welfare benefits include medical, dental and vision benefits, disability insurance, basic group life insurance coverage, health savings accounts, and accidental death and dismemberment insurance. We design our employee benefits programs to be affordable and competitive in relation to the market, and compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon changes in applicable laws and market practices.

  Perquisites and Other Personal Benefits

        We do not provide perquisites or other personal benefits to our named executive officers, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes. During 2019, none of the named executive officers received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each individual.

        In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the compensation committee.

  Employment Offer Letters and Agreements

        We entered into written employment offer letters or employment agreements with each of our executive officers, including the named executive officers. Each of these agreements was approved by our board of directors upon the recommendation of our compensation committee.

        In filling each of our executive positions, our board of directors or the compensation committee recognized that it would need to develop competitive compensation packages to attract qualified candidates in a dynamic labor market. Our board of directors and the compensation committee were sensitive to the need to integrate new executive officers into the executive compensation structure that we were seeking to develop, balancing both competitive and internal equity considerations.

        For information on the specific terms and conditions of the employment offer letters of the named executive officers, see the discussion of "Executive Officer Employment Arrangements" below.

  Post-Employment Compensation

        We entered into written change of control and severance agreements with each of our executive officers, including the named executive officers. Having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly-qualified executive officers. Our post-employment compensation arrangements are designed to provide reasonable compensation to executive officers who leave us under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.

        We do not consider specific amounts payable under these post-employment compensation arrangements when establishing annual compensation. We believe, however, these arrangements are necessary to offer compensation packages that are competitive.

        These arrangements align the interests of management and shareholders when considering the long-term future for the Company. The primary purpose of these arrangements is to keep our most senior executive officers focused on pursuing corporate transaction activity in the best interests of shareholders regardless of whether those transactions may cause their own job loss.

        All payments and benefits if a change of control occurs are payable only if there is a subsequent loss of employment by an executive officer (a so-called "double-trigger" arrangement). With the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against losing retention power following a change of control and to avoid windfalls, both of which could occur if vesting accelerated automatically because of the transaction. We also provide severance payments and acceleration of vesting under these arrangements for certain qualifying terminations of employment occurring outside the change of control context.

        For information on the change of control severance agreements for the named executive officers, and an estimate of the potential payments and benefits payable under these agreements, see "Potential Payments Upon Termination or Change of Control" below.

  Other Compensation Policies and Practices

  Policy Prohibiting Hedging or Pledging of Our Equity Securities

        Our insider trading compliance policy prohibits all our employees, including our executive officers, and the members of our board of directors, whom we refer to as covered persons, from engaging in derivative securities transactions, including publicly-traded options, such as puts and calls, regarding our Ordinary Shares. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding the Company's securities. The insider trading compliance policy also prohibits covered persons from short sales and "selling short against the box" transactions with respect to the Company's securities and prohibits covered persons from pledging the Company's securities as collateral or holding the Company's securities in a margin account.

  Tax and Accounting Considerations

  Deductibility of Executive Compensation

        Section 162(m) of the Code generally limits the amount we may deduct from our federal income taxes for compensation paid to our Chief Executive Officer and certain other current and former executive officers who are "covered employees" within the meaning of Section 162(m) of the Code to $1 million per individual per year, subject to certain limited exceptions. In approving the amount and form of compensation for our named executive officers in the future, we generally consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m) of the Code, as well as our need to maintain flexibility in compensating executive officers in a manner designed to promote our goals. We may, in our judgment, authorize compensation payments that will not or may not be deductible when we believe such payments are appropriate to attract, retain or motivate executive talent.

  Accounting for Stock-Based Compensation

        We follow the Financial Accounting Standard Board's Accounting Standards Codification Topic 718 ("FASB ASC Topic 718") for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and members of our board of directors, based on the grant date "fair value" of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may realize no value from their awards.

  Compensation Committee Report

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis appearing herein be included in this proxy statement.

        Respectfully submitted by the members of the compensation committee of the board of directors:

  THE COMPENSATION COMMITTEE
  Nora Denzel (Chair)
  Mark Nelson
  Steve Singh

2019 Summary Compensation Table

        The following table presents information concerning the total compensation of our named executive officers for each of the last three fiscal years. No disclosure is provided for fiscal years for which those persons were not named executive officers.

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Michael Tuchen	2019	365,000		5,685,814	—	—		6,050,814
Former Chief Executive Officer	2018	361,625		3,446,137	292,120	—		4,099,882
	2017	350,000		2,737,922	155,918	—		3,243,840
Adam Meister	2019	350,000		4,140,345	—	11,200	(3)	4,501,545
Chief Financial Officer	2018	102,083	(4)	3,159,450	46,810	1,561		3,309,904
Laurent Bride	2019	429,750		2,584,465	—	6,338	(5)	3,020,553
Chief Operating Officer and Chief	2018	429,000		1,353,826	121,540	5,216		1,909,582
Technology Officer	2017	422,400		5,455,961	113,889	11,840		6,004,090

(1)
The amounts reported represent the aggregate grant-date fair value of the stock or option awards granted to the named executive officer in 2019, 2018, and 2017, respectively, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, Compensation-Stock Compensation. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The table below shows the grant date fair value of the PSU awards for each named executive officer for each of the last three fiscal years, as disclosed in the 2019 Summary Compensation Table, as well as the value of such PSU awards assuming the highest level of performance conditions will be achieved:

Name and Principal Position	Year	PSU Award Grant Date Fair Value as Reported in 2019 Summary Compensation Table ($)	PSU Grant Date Value Assuming Maximum Level of Achievement ($)
Michael Tuchen	2019	2,842,930	5,685,767
Former Chief Executive Officer	2018	1,723,068	3,446,137
	2017	2,737,922	4,106,883
Adam Meister	2019	1,550,651	3,101,302
Chief Financial Officer	2018	—	—
Laurent Bride	2019	1,292,233	2,584,465
Chief Operating Officer and Chief	2018	676,889	1,353,778
Technology Officer	2017	1,368,961	2,053,442
(2)
The amounts reported represent payments made under our 2018 and 2017 Bonus Plans, respectively. No amounts were paid to our named executive officers under our 2019 Bonus Plan.

(3)
The $11,200 reported in the "All Other Compensation" column for Mr. Meister in 2019 is comprised solely of employer matching contributions under the Talend, Inc. 401(k) Plan.

(4)
Mr. Meister joined us in September 2018 and therefore his salary and payment under the 2018 Bonus Plan set forth in the table above were prorated for the portion of 2018 in which he was employed with us.

(5)
The $6,338 reported in the "All Other Compensation" column for Mr. Bride in 2019 is comprised solely of employer matching contributions under the Talend, Inc. 401(k) Plan.

2019 Grants of Plan-Based Awards Table

        The following table presents information concerning grants of plan-based awards made to our named executive officers during the fiscal year ended December 31, 2019:

								All Other Stock Awards: Number of Shares of Stock or Units(4) Units (#)
									All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards									Grant Date Fair Value of Stock and Option Awards ($)(5)
					Estimated Future Payouts Under Equity Incentive Plan Awards(4)					Exercise or Base Price of Option Awards ($/sh)
		Threshold ($)(1)	Target ($)(2)	Maximum ($)(3)
Name	Grant Date				Threshold	Target	Maximum
Michael Tuchen	2/22/2019				30,555	61,111	122,222	—	—	—	2,842,884
	2/22/2019				—	—	—	61,112	—	—	2,842,930
		146,000	365,000	657,000
Adam Meister	2/22/2019				16,666	33,333	66,666	—	—	—	1,550,651
	2/22/2019				—	—	—	33,334	—	—	1,550,698
	12/19/2019				—	—	—	26,600	—	—	1,038,996
		84,000	210,000	378,000
Laurent Bride	2/22/2019				13,889	27,778	55,556	—	—	—	1,292,233
	2/22/2019				—	—	—	27,778	—	—	1,292,233
		68,800	172,000	309,600

(1)
Represents the amount such executive would be entitled to receive if the Company had achieved 80% performance against the Net New ARR target and failed to achieve the FCF target under the 2019 executive cash bonus plan.

(2)
Represents the amount such executive would be entitled to receive if the Company had achieved 100% performance against the Net New ARR target and achieved the FCF target under the 2019 executive cash bonus plan.

(3)
Represents the annual maximum amount such executive would be entitled to receive if the Company achieved 115% or better performance against the Net New ARR target and achieved the FCF target under the 2019 executive cash bonus plan.

(4)
Each of these grants was made pursuant to the 2018 Free Share Plan or the 2019 Free Share Plan.

(5)
The amount in this column represents the aggregate grant date fair value of stock awards as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC 718.

Executive Officer Employment Arrangements

  Michael Tuchen

        Talend, Inc. entered into an executive employment agreement with Mr. Tuchen, dated October 1, 2013. Mr. Tuchen's employment agreement had no specific term and provided for "at-will" employment. Mr. Tuchen received a base salary and was eligible to earn an annual discretionary performance bonus.

        Pursuant to a resolution adopted by the Company's board of directors at a meeting held on December 2, 2013, Mr. Tuchen was entitled to receive compensation for his service as Chief Executive Officer of Talend S.A. and he was eligible to earn an annual performance bonus, based on achievement of goals and objectives established by our board of directors.

        On January 8, 2020, Talend S.A., Talend, Inc. and Mr. Tuchen entered into a separation agreement and release that superseded Mr. Tuchen's employment agreements. Please refer to "CEO Transition—Separation Agreement with Mr. Tuchen" below for the details of the agreement.

  Adam Meister

        Talend, Inc. entered into an employment offer letter with Mr. Meister, our Chief Financial Officer, dated August 14, 2018. The offer letter provides for "at-will" employment. Under the offer letter, Mr. Meister's starting annual base salary is $350,000 and he is eligible for an on-target bonus of at least 55% of his base salary.

  Laurent Bride

        We entered into an expatriation agreement with Mr. Bride, our Chief Operating Officer and Chief Technology Officer, dated June 22, 2015. The expatriation agreement provides for Mr. Bride's expatriation from Talend S.A. to Talend, Inc. as of June 1, 2015 for the duration of three years and was renewed for one year until June 1, 2019 and was further renewed for an indefinite period.

        During his expatriation, Mr. Bride receives a base salary and is eligible to earn an annual performance bonus based on achievement of goals and objectives we establish each year.

        Pursuant to this expatriation agreement, Talend S.A. will repatriate Mr. Bride and his family in case of (i) repatriation of his duties within Talend S.A. on the group's request, (ii) his death or permanent invalidity, or (iii) his dismissal by Talend, Inc. In this latter case, Talend S.A. must provide Mr. Bride with a new position of comparable skills and level of responsibilities.

        Mr. Bride's employment agreement with Talend S.A. is suspended during the terms of the expatriation agreement. Mr. Bride's employment agreement has no specific term. Under the employment agreement, Mr. Bride is eligible to receive a base salary, and he is eligible to earn bonuses based on the achievement of annual goals that we define.

  CEO Transition

        On January 8, 2020, Mr. Tuchen resigned as our Chief Executive Officer and the board of directors appointed Ms. Bemont as our Chief Executive Officer.

  Offer Letter with Ms. Bemont

        Ms. Bemont entered into an employment offer letter with Talend, Inc., effective January 8, 2020 (the "Bemont Offer Letter"). In determining Ms. Bemont's compensation arrangements as our new Chief Executive Officer, our board of directors and the compensation committee, with input from Compensia, considered all of the same pay philosophy determinants described earlier in the "Compensation Discussion and Analysis—Executive Compensation Philosophy and Program Design", with an emphasis on providing her with short-term and long-term compensation opportunities that would attract and retain an individual with Ms. Bemont's skills and experience, compensating her for future compensation opportunities that she had to forego when accepting this position, providing incentives for her to achieve long-term growth of our business thereby aligning her interests with those of our shareholders, and being market competitive with chief executive officer compensation for similarly situated companies

        The Bemont Offer Letter provides for a starting annual base salary of $500,000 and a target annual performance-based cash bonus opportunity of $500,000, subject to the terms and conditions of our bonus plan then in effect. For fiscal 2020, Ms. Bemont is entitled to a minimum annual bonus equal to 100% of her target annual cash bonus opportunity, which will be paid in four quarterly installments ($125,000 per quarterly installment), and Ms. Bemont will have the opportunity to earn amounts in excess of this target cash bonus opportunity based on achievement of the 2020 performance goals.

        The Bemont Offer Letter also provides for the grant of equity awards under our 2019 Free Share Plan or its successor. Such equity awards include an initial grant of RSUs having an aggregate fair value of $3 million (the "Sign-On Award"). The Sign-On Award was granted in January 2020 and will vest on January 15, 2022, subject to Ms. Bemont's continued employment through such date. The Bemont Offer Letter also provides that Ms. Bemont will receive a 2020 annual grant having an aggregate fair value of $7,000,000 (the "2020 Annual Award"), to be divided equally between RSUs and PSUs. The 2020 Annual Award was granted in February 2020, at the same time as the 2020 annual awards were made to our other senior executives. The number of units earned under the PSU component of the 2020 Annual Award will be determined based on a Net New Cloud ARR performance metric, whereby 100% of the underlying units will be earned upon attainment of the target, 75% will be earned upon attainment of a threshold amount that is 90% of the target amount, and 200% will be earned upon attainment of 136% or more than the target amount. Forty percent of Ms. Bemont's 2020 Annual Award will vest on the two-year anniversary on February 15, 2022 and the remaining portion of the award will vest in equal quarterly installments thereafter for an additional eight quarters, subject to Ms. Bemont's continued employment through such dates, and with respect to PSUs, only to the extent that the applicable performance metrics are achieved, as determined by the board of directors. The value of the Sign-On Award and 2020 Annual Award were converted into a number of RSUs based upon the 10-day average closing price of our Ordinary Shares, represented by ADSs, calculated as of the day prior to the applicable grant date.

        Under the Bemont Offer Letter, Ms. Bemont also is entitled to receive a one-time new hire grant of 66,613 RSUs and 66,613 PSUs (collectively, the "New Hire Award") shortly after the Annual General Meeting. Fifty-five percent of her New Hire Award will vest on the two-year anniversary of the 15th day of the month occurring in or following the month of the grant date and the remaining portion of the grant will vest in equal quarterly installments thereafter for an additional six quarters, subject to Ms. Bemont's continued employment through such dates, and with respect to PSUs, only to the extent that the applicable performance metrics are achieved, as determined by the board of directors.

        Pursuant to the terms of the Bemont Offer Letter, we also provided Ms. Bemont a lump sum cash bonus of $75,000, less applicable tax withholding, to facilitate the relocation of Ms. Bemont and her family to the San Francisco Bay Area, to be repaid on a pro-rated basis if, within one year from her start date, Ms. Bemont voluntarily terminates her employment, other than for "good reason," or is terminated for "cause" (as such terms are defined in Ms. Bemont's severance agreement).

        In connection with her commencement of employment, Ms. Bemont also entered into a change of control and severance agreement consistent with the form of agreement described below in the section entitled "Potential Payments Upon Termination or Change of Control."

  Separation Agreement with Mr. Tuchen

        In connection with Mr. Tuchen's resignation as our Chief Executive Officer, he executed a separation agreement and release with Talend, Inc. on January 8, 2020 (the "Tuchen Agreement"). In finalizing the terms of the Tuchen Agreement, our board of directors and compensation committee, with input from Compensia, considered Mr. Tuchen's valuable historical knowledge and perspectives regarding our business and the importance of providing him with incentives for remaining with our company in order to, among things, provide a smooth transition for our new Chief Executive Officer. Our board of directors and compensation committee also considered Mr. Tuchen's current contractual severance rights and developed a severance package for him that substantially aligned with his severance entitlements under his change of control and severance agreement as in effect immediately prior to his employment termination date.

        The Tuchen Agreement provides that Mr. Tuchen's equity awards will continue to vest, settle, and become exercisable, as applicable, on the same future vesting and settlement dates that apply to such equity awards as of immediately prior to January 8, 2020 through the current term of Mr. Tuchen's board seat, which expires at our 2022 Annual General Meeting of shareholders (the "Board Term"), as long as Mr. Tuchen remains in continuous service with us through the end of the Board Term. The shares earned under his 2019 PSU award were subject to the board of directors' determination of performance against the performance metric target, which the board of directors subsequently determined was achieved at 80% of target, and such earned shares are eligible to vest on the time-based vesting schedule applicable to such award subject to Mr. Tuchen's continuous service. In addition, Mr. Tuchen's vested and outstanding stock options will remain exercisable through the date that is 12 months following the end of the Board Term, subject to earlier termination upon a change of control or similar transaction as defined in the applicable equity plan, but in no event longer than the original 10-year maximum term of the option.

        Under the Tuchen Agreement, Mr. Tuchen is entitled to the following severance payments and benefits: (i) a lump sum cash payment equal to $365,000, which represents 100% of his annual base salary and (ii) reimbursement of the COBRA premiums of Mr. Tuchen and his dependents for up to 12 months following the Separation Date, subject to Mr. Tuchen timely electing COBRA continuation coverage.

        Under the Tuchen Agreement, Mr. Tuchen also was entitled to the achieved amount of his fiscal 2019 annual bonus based on the board of director's assessment of the achievement of the previously established 2019 annual bonus plan performance objectives. As noted in the "Annual Cash Bonuses" plan section above, our board of directors determined that the threshold for funding the bonus plan in 2019 was not met, and therefore no fiscal 2019 bonuses were paid to Mr. Tuchen or our other named executive officers.

        The Tuchen Agreement also includes, among other terms, a general release of claims in favor of us and certain other parties, continued confidentiality obligations by Mr. Tuchen, and a mutual non-disparagement provision.

2019 Outstanding Equity Awards as of Fiscal Year End Table

        The following table presents information regarding outstanding share options and share awards held by our named executive officers as of December 31, 2019:

							Stock Awards
												Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
										Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)
	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Michael Tuchen	12/17/2013	551,426	—	5.12	12/16/2023	(4)	—		—	—		—
	7/8/2016	12,516	6,258	16.24	7/6/2026	(5)	—		—	—		—
	7/8/2016	101,660	30,366	16.24	7/6/2026	(6)	—		—	—		—
	5/3/2017	—	—	—	—		16,630	(7)	650,399	—		—
	3/2/2018	—	—	—	—		35,778	(8)	1,399,278	—		—
	3/2/2018	—	—	—	—		22,182	(8)	867,538	—		—
	2/22/2019	—	—	—	—		61,112	(9)	2,390,090	—		—
	2/22/2019	—	—	—	—		—		—	61,111	(10)	2,390,051
Adam Meister	11/1/2018	—	—	—	—		51,000	(11)	1,994,610	—		—
	2/22/2019	—	—	—	—		33,334	(9)	1,303,693	—		—
	2/22/2019	—	—	—	—		—		—	33,333	(10)	1,303,654
	12/19/2019	—	—	—	—		26,600	(12)	1,040,326	—		—
Laurent Bride	7/8/2016	6,258	6,258	16.24	7/6/2026	(13)	—		—	—		—
	7/8/2016	4,495	6,893	16.24	7/6/2026	(14)	—		—	—		—
	5/3/2017	—	—	—	—		8,314	(15)	325,161	—		—
	10/31/2017	—	—	—	—		33,333	(16)	1,303,654	—		—
	3/2/2018	—	—	—	—		14,056	(8)	549,730	—		—
	3/2/2018	—	—	—	—		8,714	(8)	340,805	—		—
	2/22/2019	—	—	—	—		27,778	(9)	1,086,398	—		—
	2/22/2019	—	—	—	—		—		—	27,778	(10)	1,086,398

(1)
The exercise prices were converted to U.S. dollar equivalents using the European Central Bank rate as of December 31, 2019 (1.00 = $1.1234).

(2)
Represents the market value of the Ordinary Shares underlying the RSUs or PSUs, as applicable, as of December 31, 2019, based on the official closing price of our Ordinary Shares, as represented by ADSs, each ADS representing one Ordinary Share, as reported on The Nasdaq Global Market, of $39.11 per share on December 31, 2019.

(3)
The target number of PSUs is shown. In each case, between 0% and 200% of the target number of PSUs are earned depending on achievement of certain performance metrics. Earned PSUs are then subject to time-based vesting, as described in the relevant footnote corresponding to each award.

(4)
The Ordinary Shares underlying the option are fully vested and immediately exercisable.

(5)
The Ordinary Shares underlying the option that are not vested and immediately exercisable vest on January 1, 2020.

(6)
One-fifth of the Ordinary Shares subject to the option vested on July 1, 2017 and the remaining shares vest quarterly thereafter through July 1, 2020. The 30,366 unvested Ordinary Shares, as of December 31, 2019, vest as follows: (i) 10,562 Ordinary Shares on January 1, 2020; (ii) 9,242 Ordinary Shares on April 1, 2020; and (iii) 10,562 Ordinary Shares on July 1, 2020.

(7)
The unvested Ordinary Shares underlying the award vest in six equal quarterly installments beginning on February 15, 2020.

(8)
The unvested Ordinary Shares underlying the award vest 40% on March 15, 2020 and the remaining Ordinary Shares underlying the award vest in eight equal quarterly installments beginning on June 15, 2020.

(9)
The unvested Ordinary Shares underlying the award vest 40% on March 15, 2021 and the remaining Ordinary Shares underlying the award vest in eight equal quarterly installments beginning on June 15, 2021.

(10)
The unearned Ordinary Shares underlying the award vest 40% on March 15, 2021 and the remaining Ordinary Shares underlying the award vest in eight equal quarterly installments beginning on June 15, 2021, provided that the applicable performance metric is achieved.

(11)
The unvested Ordinary Shares underlying the award vest 50% on November 15, 2020 and the remaining Ordinary Shares underlying the award vest in eight equal quarterly installments beginning on February 15, 2021.

(12)
The unvested Ordinary Shares underlying the award vest in full on January 15, 2022.

(13)
Of the unvested Ordinary Shares underlying the option: (i) 3,438 Ordinary Shares vest on January 1, 2020; and (ii) 2,820 Ordinary Shares vest on April 1, 2020.

(14)
Of the unvested Ordinary Shares underlying the option: (i) 2,398 Ordinary Shares vest on January 1, 2020; (ii) 2,098 Ordinary Shares vest on April 1, 2020; and (iii) 2,397 Ordinary Shares vest on July 1, 2020.

(15)
The unvested Ordinary Shares underlying the award vest in six equal quarterly installments beginning on February 15, 2020.

(16)
The unvested Ordinary Shares underlying the award vest 100% on November 15, 2020.

Option Exercises and Stock Vested in 2019 Table

        The following table presents information concerning each exercise of stock options and vesting of stock awards during fiscal 2019 for each of the named executive officers.

	Option Awards		Stock Awards
Name	Number of Ordinary Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Ordinary Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Michael Tuchen	—	—	11,086	470,996
Adam Meister	—	—	—	—
Laurent Bride	4,495	137,771	72,211	2,788,216

(1)
Based on the difference between (x) the market price of the Ordinary Shares at exercise and (y) the exercise or base price of the options, multiplied by the number of Ordinary Shares for which the option was exercised.

(2)
Based on the market price of our Ordinary Shares on the vesting date or last trading date, multiplied by the number of units vested.

Potential Payments Upon Termination or Change of Control

  Executive Change of Control and Severance Benefits

        Talend, Inc. entered into change of control and severance agreements with each of Messrs. Tuchen and Bride in July 2016, and with Ms. Bemont and Mr. Meister in connection with their hiring. Upon the effectiveness of his separation agreement and release in January 2020, Mr. Tuchen forfeited his rights under his change of control and severance agreement. In February 2020, Talend, Inc. entered into amended and restated change of control and severance agreements with each of Messrs. Bride and Meister (collectively, the "February 2020 COC Agreements").

        Each executive officer's change of control and severance agreement supersedes any change of control or severance arrangements previously provided for in the applicable executive officer's employment agreement or otherwise. These change of control and severance agreements have an initial three-year term from the agreement date and will renew automatically for additional, one-year terms unless either party provides the other party with written notice of nonrenewal at least six months prior to the date of automatic renewal.

        Under Mr. Tuchen's change of control agreement in effect on December 31, 2019, Ms. Bemont's change of control and severance agreement, and Messrs. Meister's and Bride's February 2020 COC Agreements, if an executive officer's employment is terminated without "cause" (and other than for death or "disability") or he or she terminates his or her employment for "good reason" in each case within the period beginning on three months prior to and ending 12 months following a "change of control" (as such terms are defined in the change of control and severance agreement) (such period, the "change of control period"), then such executive officer will be eligible to receive the following payments and benefits, subject to the executive officer's timely execution and non-revocation of a release of claims:

  •
  A lump sum payment in an amount equal to 100% (or 150% for Ms. Bemont) of his or her annual base salary;

  •
  For Ms. Bemont and for Messrs. Bride and Meister, a lump sum payment equal to the pro-rata portion of the executive officer's target annual bonus (based on the number of full months worked by the executive officer during the fiscal year in which the executive officer's termination occurs), and, for Ms. Bemont, offset by any portion of her annual bonus attributable to such fiscal year that has become payable as of the date of her termination;

  •
  Reimbursement of COBRA premiums through the earliest of (i) the 12-month anniversary (or 18-month anniversary for Ms. Bemont) of the date of the termination of employment, (ii) the date on which the executive officer or his or her eligible dependents become covered under similar plans, or (iii) the date on which the executive officer or his or her eligible dependents, as applicable, cease to be eligible under COBRA; provided, however, that if we determine that we cannot make these COBRA reimbursements without potentially violating applicable law, such executive officer will receive a lump sum payment equal to the cost of his or her group health coverage in effect on the date of his or her termination of employment, multiplied by 12 (or 18, in the case of Ms. Bemont); and

  •
  100% acceleration of vesting of any then-unvested shares subject to then-outstanding equity awards and, for any outstanding equity awards with performance-based vesting requirements, the performance metrics will be deemed achieved at the greater of actual performance or 100% of target levels.

        Under Mr. Tuchen's change of control agreement in effect on December 31, 2019, Ms. Bemont's change of control and severance agreement, and Messrs. Meister's and Bride's February 2020 COC Agreements, if an executive officer's employment is terminated without cause (and other than for death or "disability") (or, in the case of Mr. Tuchen or Ms. Bemont, he or she terminates his employment for "good reason") and such termination occurs outside of the change of control period, then such executive officer will be eligible to receive the following payments and benefits, subject to his or her timely execution and non-revocation of a release of claims:

  •
  A lump sum payment in an amount equal to 50% for Mr. Meister and 100% for Messrs. Tuchen and Bride and Ms. Bemont of his or her annual base salary;

  •
  For Ms. Bemont and Messrs. Bride and Meister, a lump sum payment equal to the pro-rata portion of the executive officer's target annual bonus (based on the number of full months worked by the executive officer during the fiscal year in which the executive officer's termination occurs), and for Ms. Bemont, offset by any portion of her annual bonus attributable to such fiscal year that has become payable as of the date of her termination;

  •
  Reimbursement of COBRA premiums through the earliest of (i) the six-month anniversary for Mr. Meister and 12-month anniversary for Messrs. Tuchen and Bride and Ms. Bemont of the date of the termination of employment, (ii) the date on which the executive officer or his or her eligible dependents become covered under similar plans, or (iii) the date on which the executive officer or his or her eligible dependents, as applicable, cease to be eligible under COBRA; provided, however, that if we determine that we cannot make these COBRA reimbursements without potentially violating applicable law, such executive officer will receive a lump sum payment equal to the cost of his or her group health coverage in effect on the date of his or her termination of employment, multiplied by six for Mr. Meister and 12 for Messrs. Tuchen and Bride and Ms. Bemont); and

  •
  For Ms. Bemont only, acceleration of vesting of 50% of any then-unvested shares subject to then-outstanding equity awards that vest solely based on satisfying time-based vesting conditions and, in the case of options and stock appreciation rights, will become exercisable (for avoidance of doubt, no more than 50% of the shares subject to the then-outstanding portion of an equity award may vest and become exercisable).

        Under the change of control and severance agreements, in the event any of the payments and/or benefits provided for under this agreement or otherwise payable to an executive officer would constitute "parachute payments" within the meaning of Section 280G of the Code and could be subject to the related excise tax under Section 4999 of the Code, such executive officer would be entitled to receive either full payment of such benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the executive officer.

  Potential Payments upon Termination Apart from a Change of Control

        The following table sets forth quantitative estimates of the payments and benefits that would have accrued to each of our named executive officers, upon the termination of employment by us without "cause" or upon termination of employment by the named executive officer for "good reason", in each case apart from a "change of control" (as such terms are defined in the change of control and severance agreements) and such termination occurred on December 31, 2019, in each case, upon such named executive officer's signing and not revoking a release agreement with us. For Messrs. Meister and Bride, the table below assumes their February 2020 COC Agreements were in place as of December 31, 2019.

Named Executive Officer	Cash Severance ($)(1)	Continuing Health Coverage ($)(2)	Total ($)
Michael Tuchen(3)	365,000	—	365,000
Adam Meister(4)	385,000	3,187	388,187
Laurent Bride(5)	602,000	28,091	630,091

(1)
Represents the sum of (a) the portion of each named executive officer's 2019 base salary and (b) for Messrs. Meister and Bride, their 2019 pro-rated target bonus, in each case to be paid to such named executive officer upon a termination of employment outside of a change of control.

(2)
Represents the value of all monthly COBRA reimbursements to be paid to such named executive officer upon a termination of employment apart from in connection with a change of control.

(3)
As of December 31, 2019, Mr. Tuchen would have received (i) 12 months of his 2019 base salary and (ii) 12 months of continuing COBRA reimbursements in accordance with his change of control and severance agreement.

(4)
As of December 31, 2019, and assuming his February 2020 COC Agreement was in effect as of such date, Mr. Meister would have received: (i) 6 months of his 2019 base salary;

  (ii) the pro-rata portion of his target annual bonus (based on the 12 full months worked by him during 2019); and (iii) 6 months of continuing COBRA reimbursements in accordance with his change of control and severance agreement.

(5)
As of December 31, 2019, and assuming his February 2020 COC Agreement was in effect as of such date, Mr. Bride would have received: (i) 12 months of his 2019 base salary; (ii) the pro-rata portion of his target annual bonus (based on the 12 full months worked by him during 2019); (ii) his target 2019 cash bonus; and (iii) 12 months of continuing COBRA reimbursements in accordance with change of control and severance agreement.

        In addition to those payments and benefits reflected in the table above provided pursuant to the applicable change of control and severance agreement, our RSU and PSU award agreements generally provide for accelerated vesting in certain circumstances upon a termination of employment of the beneficiary. Specifically, if an award recipient's employment with us terminates prior to the two-year anniversary of the grant date but after the date that is one-year prior to the two-year anniversary of the grant date (the "one-year anniversary"), then RSU awards and PSU awards, to the extent earned, generally vest as to 20% of the award plus five percent of the award for each full quarter of service completed after the one-year anniversary, except for new hire RSU awards, which vest as to 25% of the award plus one-sixteenth of the award for each full quarter of service completed after the one-year anniversary. If Messrs. Tuchen's, Meister's or Bride's employment with us had terminated as of December 31, 2019, the value of their accelerated RSU and PSU awards would have been $793,347, $747,979, and $277,642, respectively.

  Potential Payments upon Termination in Connection with a Change of Control

        The following table sets forth quantitative estimates of the payments and benefits that would have accrued to each of our named executive officers, upon the termination of employment by us without "cause" or upon termination of employment by the named executive officer for "good reason", in each case within 3 months prior to or 12 months following a "change of control" (as such term is defined in the change of control and severance agreements) and such termination occurred on December 31, 2019, in each case, upon such named executive officer's signing and not revoking a release agreement with us. For Messrs. Meister and Bride, the table below assumes their February 2020 COC Agreements were in place as of December 31, 2019.

Named Executive Officer	Cash Severance ($)(1)	Value of Accelerated Equity Awards ($)(2)	Continuing Health Coverage ($)(3)	Total ($)
Mike Tuchen(4)	365,000	8,534,787	—	8,899,787
Adam Meister(5)	560,000	5,642,282	6,374	6,208,656
Laurent Bride(6)	602,000	4,992,850	28,091	5,622,941

(1)
Represents the sum of (a) the portion of each named executive officer's 2019 base salary and (b) for Messrs. Meister and Bride, their 2019 pro-rated target bonus, in each case to be paid to such named executive officer upon a termination of employment in connection with a change of control.

(2)
For each named executive officer, the estimated value of accelerated equity awards was calculated by adding (a) the product of (x) the number of unvested RSUs and PSUs subject to acceleration held by the applicable named executive officer and (y) the closing price of our Ordinary Shares on December 31, 2019, as represented by our ADSs (which was $39.11 per share), and (b) the product of (x) the number of unvested stock options subject to acceleration held by the applicable named executive officer and (y) the difference between (i) the exercise price of the stock option and (ii) the closing price of our Ordinary Shares on December 31, 2019, as represented by our ADSs (which was $39.11). To determine the number of unearned and unvested Ordinary Shares underlying PSUs subject to accelerated vesting, performance goals and other vesting criteria are deemed to be achieved at 100% of target levels. To calculate the exercise price of a stock option, exercise prices were converted into U.S. dollar equivalents using the European Central Bank exchange rate as of December 31, 2019 (€1.00 = $1.1234).

(3)
Represents the value of all monthly COBRA premium payments to be paid to such named executive officer upon a termination of employment in connection with a change of control.

(4)
As of December 31, 2019, Mr. Tuchen would have received (i) 12 months of his 2019 base salary, (ii) 100% acceleration of his outstanding equity awards and (iii) 12 months of continuing COBRA premium payments in accordance with his change of control and severance agreement.

(5)
As of December 31, 2019, and assuming his February 2020 COC Agreement was in effect as of such date, Mr. Meister would have received (i) 12 months of his 2019 base salary, (ii) the pro-rata portion of his target annual bonus (based on the 12 full months worked by him in 2019); (iii) 12 months of continuing COBRA reimbursements, and (iv) 100% acceleration of his outstanding equity awards in accordance with his change of control and severance agreement.

(6)
As of December 31, 2019, and assuming his February 2020 COC Agreement was in effect as of such date, Mr. Bride would have received (i) 12 months of his 2019 base salary, (ii) the pro-rata portion of his target annual bonus (based on the 12 full months worked by him in 2019); (iii) 12 months of continuing COBRA reimbursements and (iv) 100% acceleration of his outstanding equity awards in accordance with his change of control and severance agreement.

Equity Compensation Plan Information

        The following table summarizes our equity compensation plan information as of December 31, 2019. Information is included for equity compensation plans approved by our shareholders and equity compensation plans not approved by our shareholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(2)	3,872,565	(4)	$14.72	3,373,214	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	3,872,565	(4)	$14.72	3,373,214	(3)

(1)
The weighted average price is calculated based solely on outstanding share options. It does not take into account the ordinary shares underlying RSUs, which have no exercise price.

(2)
Includes the following plans: our 2010 Stock Option Plan, 2012 Stock Option Plan, 2013 Stock Option Plan, 2014 Stock Option Plan, 2015 Stock Option Plan, 2016 Stock Option Plan, 2017 Stock Option Plan, 2016 Free Share Plan, 2017 Free Share Plan, 2018 Free Share Plan, 2019 Free Share Plan, and Amended and Restated 2017 Employee Stock Purchase Plan.

(3)
Includes (i) 1,235,492 shares available for issuance under the 2017 Stock Option Plan, (ii) 1,639,200 shares remaining available for future issuance under the 2019 Free Share Plan and the shareholder authorization at the 2019 annual general meeting of shareholders to issue warrants (BSAs) and (iii) 498,522 shares available for purchase under the Amended and Restated 2017 Employee Stock Purchase Plan.

(4)
Includes 1,565,917 shares subject to outstanding stock options and warrants (BSAs) and 2,306,648 shares subject to outstanding RSU awards.

CEO Pay Ratio

        Under SEC rules, we are required to provide information regarding the relationship between the annual total compensation of Mr. Tuchen, our former Chief Executive Officer, as of December 31, 2019, and the total annual compensation of our median employee (excluding Mr. Tuchen). For our last completed fiscal year, which ended December 31, 2019:

  •
  The median of the annual total compensation of all employees (excluding Mr. Tuchen) of ours (including our consolidated subsidiaries) was $98,346.

  •
  Mr. Tuchen's annual total compensation, as reported in the 2019 Summary Compensation Table included in this Proxy Statement, was $6,050,814.

  •
  Based on the above, for fiscal 2019, the ratio of Mr. Tuchen's annual total compensation to the median of the annual total compensation of all employees was 62 to 1.

        This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

        The methodology we used to calculate the pay ratio is described below.

  •
  To identify the median employee for fiscal 2019, we included all of our employees as of November 1, 2019, excluding Mr. Tuchen. As of November 1, 2019, excluding Mr. Tuchen, we (including our consolidated subsidiaries) had approximately 1,225 employees, approximately 35% of whom were U.S. employees.

  •
  We then compared the annual target total cash compensation (annualized for each employee applying the applicable base salary and target incentive cash compensation, each as of November 1, 2019) for each of these employees for fiscal 2019 as reflected in our payroll records to determine the median employee. Compensation payable in a foreign currency was converted to U.S. dollars using currency conversion ratios in effect as of November 1, 2019. In determining the median total compensation of all of these employees, we did not make any cost of living adjustments to the compensation payable to any employee outside of the U.S.

  •
  Once we identified our median employee, we estimated the median employee's annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median annual total compensation disclosed above. With respect to Mr. Tuchen's annual total compensation, we used the amount reported in the "Total" column of our 2019 Summary Compensation Table included in the Proxy Statement and incorporated by reference under Item 11 of Part III of our Annual Report.

 PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables shareholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a "say-on-pay" proposal, gives our shareholders the opportunity to express their views on our named executive officers' compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.

        The say-on-pay vote is advisory, and therefore not binding on us, the compensation committee or our board of directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the compensation committee and board of directors will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our board of directors and our compensation committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will communicate directly with shareholders to better understand the concerns that influenced the vote, consider our shareholders' concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.

        We believe that the information provided in the "Executive Compensation" section of this proxy statement, and in particular the information discussed in "Executive Compensation—Compensation Discussion and Analysis—Executive Compensation Philosophy and Program Design" beginning on page 33, demonstrates that our executive compensation program was designed appropriately and is working to ensure management's interests are aligned with our shareholders' interests to support long-term value creation.

        For the full text of Proposal No. 3, please see Annex A.

Vote Required

        The advisory vote on executive compensation requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE APPROVAL OF THE ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION.

PROPOSAL NOS. 4 TO 6

APPROVAL OF THE 2019 STATUTORY FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH FRENCH GAAP, ALLOCATION OF EARNINGS, AND APPROVAL OF THE 2019 FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH IFRS

Proposal No. 4

        In accordance with French law, our statutory financial statements prepared in accordance with generally accepted accounting principles in France ("French GAAP") must be approved by our shareholders within six months following the close of the year. Proposal No. 4 seeks the approval of the Company's statutory financial statements prepared in accordance with French GAAP for the fiscal year ended December 31, 2019, as certified by the Company's statutory auditors. An English translation of such statutory financial statements will be made available on our investor website at https://investor.talend.com.

Proposal No. 5

        Pursuant to French law, each year at the annual general meeting, the shareholders must allocate profits or losses, as applicable, of the Company. Proposal No. 5 seeks shareholder approval for the allocation of recognized losses of €11,344,729 for the fiscal year ended December 31, 2019 to the retained earnings account, bringing the balance of such account to €136,348,841 or $149,111,093 using the European Central Bank exchange rate of €1.00 = $1.0936 as of April 1, 2020.

Proposal No. 6

        In accordance with French law, the Company's consolidated financial statements prepared in accordance with IFRS must be approved by shareholders within six months following fiscal year end. Proposal No. 6 seeks shareholder approval of its consolidated financial statements for the fiscal year ended December 31, 2019 reflecting a comprehensive loss of $60.8 million. Such financial statements will be made available on our investor website at https://investor.talend.com.

        For the full text of Proposal Nos. 4 to 6, please see Annex A.

Vote Required

        Proposal Nos. 4 to 6 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
EACH OF THE PROPOSAL NOS. 4 TO 6

PROPOSAL NOS. 7 TO 9

VOTE ON THE AGREEMENTS REFERRED TO IN ARTICLES L. 225-38 ET SEQ. OF THE FRENCH COMMERCIAL CODE

        Pursuant to French law, each of our board of directors and our statutory auditors must report annually to our shareholders on any new related party transactions entered into during the past fiscal year and such transactions generally must be approved, prior to their execution, by the board of directors, and then submitted to our shareholders for approval at our Annual General Meeting. As a result, each year we ask that the shareholders approve any related party transactions referred to in Articles L. 225-38 et seq. of the French Commercial Code. Only new agreements entered into over the course of 2019 are subject to a vote at the Annual General Meeting, though we are permitted to subject agreements entered into during 2020 prior to the Annual General Meeting to a vote at the Annual General Meeting. Agreements entered into between the Company and its wholly-owned subsidiaries are not subject to the procedure of related party transactions. Pursuant to French law, interested persons may not participate in the board of directors' prior approval or the shareholders' vote on such agreement and, in each case, their vote or votes will not be taken into account in calculating the quorum or majority for such resolution. Any such agreement not approved in advance by the board of directors and which has a harmful effect on us can be annulled during a three-year period starting on the date of the execution of such agreement, unless it is subsequently ratified by the shareholders.

        Proposal Nos. 7 to 8 relate to agreements to subscribe for liability insurance and provide indemnification that we have entered into with each of our executive officers and directors. Under French law, provisions of by-laws that limit the liability of directors are prohibited.

        However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by a company or through liability insurance.

        The agreements we have entered into with our directors and officers provide for liability insurance and contractual indemnification. With certain exceptions and subject to limitations on indemnification under French law, these agreements provide for indemnification for damages and expenses including, among other things, attorneys' fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding arising out of his or her actions in that capacity. The coverage and cost of our insurance policies are in line with standard practice for companies with a similar profile. Director and officer indemnification agreements and insurance are customary among listed companies in the United States, including our peer companies. As a result, we believe that these arrangements are necessary to attract qualified directors and executive officers.

        The following agreements entered into on March 26, 2020 and March 27, 2020, respectively, are related party transactions within the meaning of Article L. 225-38 et seq. of the French Commercial Code and are subject to ratification or approval pursuant to Proposal Nos. 7 to 8.

  •
  Entry into an agreement to subscribe liability insurance and provide indemnification with Elizabeth Fetter; and

  •
  Entry into an agreement to subscribe liability insurance and provide indemnification with Christal Bemont.

        The indemnification agreements entered into with each of Mses. Fetter and Bemont were approved by the board of directors during its meetings held on January 2, 2020 and January 8, 2020, respectively, and each is submitted for approval pursuant to Proposal Nos. 7 and 8, respectively.

        A copy of the form of offer to subscribe for liability insurance and provide indemnification was filed with the SEC as Exhibit 10.16 to our Annual Report on Form 10-K filed on March 17, 2020.

        Proposal No. 9 relates to a separation agreement and release we entered into with Mr. Tuchen on January 8, 2020 in connection with his resignation as our Chief Executive Officer. For a description of the material terms of Mr. Tuchen's separation agreement and release, please refer to the section of this proxy statement titled "Executive Compensation—Executive Officer Employment Agreements—CEO Transition".

        The separation agreement and release entered into with Mr. Tuchen was approved by the board of directors and is submitted for approval pursuant to Proposal No. 9. A copy of the separation agreement and release was filed as Exhibit 10.17 to our Annual Report on Form 10-K filed on March 17, 2020.

        A special report of the Statutory Auditors on the related party transactions entered into in January 2020 and submitted for shareholder approval will be made available to the shareholders in accordance with Articles L. 225-40 and L. 225-40-1 of the French Commercial Code.

        For the full text of Proposal Nos. 7 to 9, please see Annex A.

Vote Required

        The approval of the agreements referred to in articles L. 225-38 et seq. of the French Commercial Code requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
EACH OF THE PROPOSAL NOS. 7 TO 9

PROPOSAL NO. 10

SETTING THE AMOUNT OF DIRECTORS' COMPENSATION

        Under French law, our shareholders must approve the maximum amount of directors' compensation that may be paid to all directors each fiscal year. As discussed in more detail above under "Director Compensation," in 2019, the board of directors approved a revised non-employee director compensation program, effective January 1, 2020. Consistent with the practice among our peers, we offer our independent directors the opportunity to invest in our equity, in the form of BSAs. The aggregate amount of attendance fees paid in 2019, including board and committee cash retainers and fees paid to offset the subscription price of BSAs granted to the directors and related tax gross-up amounts, was approximately $630,000, or the equivalent of approximately €561,000 at a euro to U.S. dollar exchange rate of €1 = $1.1234. See "Director Compensation" for a description of the independent director compensation program and the fees paid to directors in 2019.

        We ask that the shareholders approve an increase to the maximum amount of compensation that may be paid to all directors per fiscal year from €1 million to €1.5 million (or from $1.1 million to $1.7 million, using the exchange rate referenced above). As a reminder, the overall annual amount of €1 million was set by the annual shareholders' meeting in 2017. The increase in the overall amount of compensation will provide the board of directors with the required flexibility to maintain an independent director compensation program that is competitive with our peers, increase the proportion of cash compensation paid to directors, offset by a decrease in the proportion of BSAs offered to directors, effectively maintaining the same total director compensation while changing the respective proportion paid in cash and BSAs, and accommodate any new non-employee directors. The maximum amount of directors' compensation set forth in this Proposal No. 10 does not cover the aggregate grant date fair value of granted BSA awards as reported in the "Warrant Awards" column of the 2019 Director Compensation Table in "Board of Directors and Corporate Governance—Director Compensation."

        For the full text of Proposal No. 10, please see Annex A.

Vote Required

        Proposal No. 10 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
PROPOSAL NO. 10 TO SET THE AMOUNT OF DIRECTORS' COMPENSATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Report of the Audit Committee

        The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market and rules and regulations of the SEC. The audit committee operates under a written charter approved by the board of directors, which is available on the Corporate Governance section of our website at https://investor.talend.com. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee's performance on an annual basis.

        With respect to the Company's financial reporting process, the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company's consolidated financial statements. Our independent registered public accounting firm for fiscal 2019, KPMG S.A., was responsible for auditing the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

  •
  reviewed and discussed the audited financial statements with management and KPMG S.A.;

  •
  discussed with KPMG S.A. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and

  •
  received the written disclosures and the letter from KPMG S.A. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with KPMG S.A. its independence.

        Based on the audit committee's review and discussions with management and KPMG S.A., the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

        Respectfully submitted by the members of the audit committee of the board of directors:

  Patrick Jones (Chair)
  Elizabeth Fetter
  Brian Lillie
  Thierry Sommelet

        This report of the audit committee is required by the SEC and, in accordance with the SEC's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.

Fees Paid to the Independent Registered Public Accounting Firm

        The following table presents fees for professional audit services and other services rendered to our Company by KPMG S.A. for our fiscal years ended December 31, 2018 and 2019. The board of directors, upon the recommendation of the audit committee, approved all of the fees presented in the table below.

	2018 ($)(1)	2019 ($)(1)
Audit Fees(2)	1,624,341	2,107,894
Audit-Related Fees(3)	28,361	183,476
Tax Fees(4)	—	—
All Other Fees(5)	—	—
Total Fees	1,652,702	2,291,369

(1)
The audit fee amounts were billed to the Company mainly in euros, but have been translated from euros to U.S. dollars based on the Federal Reserve Bank of New York's average exchange rate for the relevant year which was €1.00 = $1.1817 for 2018 and €1.00 = $1.1113 for 2019. Numbers may not foot due to rounding.

(2)
Audit Fees consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

(3)
Audit-Related Fees consist of fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services include accounting consultations concerning financial accounting and reporting standards.

(4)
Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance.

(5)
All Other Fees consist of permitted services other than those that meet the criteria above.

        Representatives of KPMG S.A. are expected to be present at the annual meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions from our shareholders.

Audit and Non-Audit Services Pre-Approval Policy

        The board of directors' Audit and Non-Audit Services Pre-Approval Policy requires a general pre-approval by the board of directors, upon the recommendation of the audit committee, of all audit and permissible non-audit services provided by our independent accountant on an annual basis. It also requires additional specific approval of significant non-audit services. More specifically, the policy requires specific approval of non-audit services by the board of directors if our Chief Financial Officer determines that the non-audit services to be provided by the independent auditor will cause the total non-audit services costs to exceed a specific dollar threshold set forth in the policy in any given quarter.

Changes in Independent Registered Public Accountants

  Dismissal of Independent Registered Public Accounting Firm

        On March 30, 2020, KPMG S.A. was dismissed as the Company's independent registered public accounting firm effective immediately. The dismissal of KPMG S.A. was approved by the Company's audit committee. KPMG S.A. remains our statutory auditor for purposes of complying with our obligations under French law.

        The audit reports of KPMG S.A. on the Company's consolidated financial statements as of and for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

  •
  KPMG S.A.'s report on the consolidated financial statements as of December 31, 2018 and 2017, and for each of the years in the three-year period ended December 31, 2018, contained a separate paragraph stating that: "As discussed in Note 2 (c) to the consolidated financial statements, the Company has changed its method of accounting for revenue recognition in 2018, due to the adoption of ASC Topic 606, Revenue from Contracts with Customers, as amended."

  •
  KPMG S.A.'s report on the consolidated financial statements as of December 31, 2019 and 2018, and for each of the years in the three-year period ended December 31, 2019, contained separate paragraphs stating that: (i) "As discussed in Note 2 (t) to the consolidated financial statements, the Company has changed its method of accounting for revenue recognition in 2018, due to the adoption of ASC Topic 606, Revenue from Contracts with Customers, as amended"; and (ii) "As discussed in Notes 2 (t) and 16 to the consolidated financial statements, the Company has changed its method of accounting for leases in 2019 due to the adoption of ASU No. 2016-02 Leases (Topic 842)."

        The audit reports of KPMG S.A. on the effectiveness of internal control over financial reporting as of December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that:

  •
  The audit report of KPMG S.A. on the effectiveness of internal control over financial reporting as of December 31, 2018, contains an explanatory paragraph that states that: "The Company acquired Stitch Inc. in November 2018, and management excluded from its assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2018, Stitch Inc.'s internal control over financial reporting associated with total assets of $2.3 million (excluding goodwill and intangibles which are included within the scope of the assessment) and total revenues of $0.6 million included in the consolidated financial statements of the Company as of and for the year ended December 31, 2018. Our audit of internal control over financial reporting of the Company also excluded an evaluation of the internal control over financial reporting of Stitch Inc."

  •
  The audit report of KPMG S.A. on the effectiveness of internal control over financial reporting as of December 31, 2019 indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2019 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states that: "A material weakness, related to ineffective process level controls over assumptions in the Company's stand-alone selling price model (SSP) used to determine the allocation of the transaction price of the Company's on-premise license arrangements between the IP element and the post-contract customer support (PCS) element, which resulted from an ineffective risk assessment process to identify changes to risks resulting from the adoption of ASC Topic 606 and design appropriate controls to address those risks, has been identified and included in management's assessment."

        During the fiscal years ended December 31, 2019 and 2018 and the subsequent period through March 30, 2020, there were (i) no disagreements with KPMG S.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG S.A., would have caused KPMG S.A. to make reference in connection with their opinion to the subject matter of the disagreement for such periods, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in internal control over financial reporting as of December 31, 2019 that the Company disclosed in Item 9A of its Annual Report on Form 10-K filed with the SEC on March 17, 2020 and that was described in KPMG S.A.'s report on the effectiveness of internal control over financial reporting as of December 31, 2019.

  Engagement of Independent Registered Public Accounting Firm

        On March 30, 2020, the audit committee approved the engagement of KPMG LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 with respect to the Company's financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes.

        During the Company's two most recent fiscal years ended December 31, 2019 and 2018, and through the date of KPMG LLP's appointment, neither the Company nor anyone acting on its behalf consulted with KPMG LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's consolidated financial statements, and no written report or oral advice was provided to us that KPMG LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

 PROPOSAL NO. 11

RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUTING FIRM WITH RESPECT TO THE COMPANY'S FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES FOR SEC REPORTING PURPOSES

        The audit committee of the board of directors has selected KPMG LLP as the Company's independent registered public accountant for purposes of auditing and reviewing our financial statements prepared in accordance with generally accepted accounting principles in the United States for purposes of our reporting obligations with the SEC. Representatives of KPMG LLP are expected to be present, by phone, but not in person, at the Annual General Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions from our shareholders. KPMG S.A. and Vachon et Associés will remain the Company's statutory auditors for purposes of satisfying our obligations under French law.

        Even if the ratification of KPMG LLP is ratified by shareholders, the audit committee, in its discretion, could decide to terminate the engagement of KPMG LLP and to engage another firm if the committee determines such action to be necessary or desirable. Conversely, if the selection of KPMG LLP is not ratified by shareholders, the audit committee, in its discretion, could still decide to continue the engagement with KPMG LLP for the 2020 audit if the committee determines such action is necessary or desirable.

        For the full text of Proposal No. 11, please see Annex A.

Vote Required

        Proposal No. 11 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM WITH RESPECT TO THE COMPANY'S FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES FOR SEC REPORTING PURPOSES

 PROPOSAL NO. 12

RATIFICATION OF THE TRANSFER OF THE HEADQUARTERS

        Proposal No. 12 seeks the ratification of transfer of our headquarters.

        Under French law, the transfer of the headquarters within the French territory may be decided by the board of directors, subject to ratification by the next ordinary general meeting. On April 10, 2020, our board of directors decided to transfer our headquarters from 9, rue Pages, 92150 Suresnes, France to 5/7, rue Salomon de Rothschild, 92150 Suresnes, France.

        For the full text of Proposal No. 12, please see Annex A.

Vote Required

        The ratification of the transfer of the headquarters requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE RATIFICATION OF THE TRANSFER OF THE HEADQUARTERS

PROPOSAL NOS. 13 TO 19

FINANCIAL AUTHORIZATIONS

        Proposal Nos. 13 to 19 seek the delegation of financial authorizations.

Financial Authorizations Related to Corporate and Strategic Needs

        The goal of Proposal Nos. 13 to 15 and Proposals Nos. 18 and 19 is to allow us to swiftly raise the funds necessary to enable us to execute our strategic objectives, including with respect to external growth, and to refinance our 1.75% Convertible Senior Notes due September 1, 2024 (the "2024 Notes"), depending on market and regulatory conditions and the judgment of the Company's management and board of directors.

        Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restriction on the purpose of such issuance, in accordance with French law, in order for our board of directors to increase our share capital, it must have a specific delegation of authority by the shareholders that authorizes the board of directors to increase the share capital for each specific purpose. At the 2019 Annual General Meeting on June 25, 2019 (the "2019 Annual Combined Shareholders' Meeting"), the shareholders approved certain financial authorizations provided that the aggregate authorized nominal amount of (i) share capital increases pursuant to the relevant resolutions cannot exceed €480,000 (provided that the aggregate authorized nominal amount of share capital increases under the resolutions corresponding to Proposal Nos. 15 to 18 cannot exceed €480,000) and (ii) debt securities which may be issued cannot exceed €225,000,000. Upon approval of the financial authorization requested in Proposal Nos. 13 to 15 and Proposal Nos. 18 and 19, the corresponding financial authorizations granted in Proposal Nos. 15 to 19 at our 2019 Annual Combined Shareholders' Meeting would no longer be of any effect.

        We are seeking approval at the Annual General Meeting of the following financial resolutions under Proposal Nos. 13 to 15 and Proposal No. 18, which will supersede and replace any corresponding prior financial authorizations granted at the 2019 Annual Combined Shareholders' Meeting:

  1.
  Proposal No. 13: authorization to carry out a rights issue, while preserving shareholders' preferential subscription right of the shareholders, provided that the aggregate share capital increases pursuant to the relevant resolution cannot exceed €480,000 and debt securities which may be issued cannot exceed €200,000,000;

  2.
  Proposal No. 14: authorization to carry out a public offering, without shareholders' preferential subscription right, provided that the aggregate share capital increases pursuant to the relevant resolution cannot exceed €480,000 and debt securities which may be issued cannot exceed €200,000,000;

  3.
  Proposal No. 15: authorization to carry out a private placement, without shareholders' preferential subscription right, provided that the aggregate share capital increases pursuant to the relevant resolution cannot exceed €480,000 and debt securities which may be issued cannot exceed €200,000,000; and

  4.
  Proposal No. 18: over-allotment authorization, with respect to Proposal Nos. 13 to 15, subject to the overall aggregate amount of share capital increases authorized by Proposal No. 19, which would allow the board of directors to grant a customary over-allotment option at the same price as, and limited to 15% of, the initial issuance, for any issuance pursuant to Proposal Nos. 13 to 15.

        Approving these financial authorizations will allow the Company to maintain equal footing with our U.S. competitors and to have the flexibility to quickly raise capital and take advantage of potential business opportunities, including potential acquisitions. The proposed financial authorizations would provide our board of directors with the flexibility it needs to respond quickly to market conditions and thereby obtain financing, if needed or desired, under the best possible conditions.

        The authority granted pursuant to Proposal Nos. 13 to 15 and Proposal No. 18 is valid for a period of 26 months from the date of the Annual General Meeting.

        The financial delegations of authority pursuant to Proposals No. 13 to 15 and Proposal No. 18, presented for your approval at the Annual General Meeting, are subject to the following important limitations pursuant to Proposal No. 19:

  •
  the aggregate amount of share capital increases pursuant to Proposal Nos. 13 to 18 cannot exceed €524,000, or the corresponding value of this amount for an issuance in a foreign currency, which represents 20.9% of our share capital as of March 31, 2020; and

  •
  the aggregate nominal amount of convertible debt securities that may be issued pursuant to Proposal Nos. 13 to 15 and Proposal No. 18 cannot exceed €200,000,000, or the corresponding value of this amount for an issuance in a foreign currency.

        Our board of directors will use these authorizations in accordance with our corporate and strategic needs, including to potentially refinance our 2024 Notes, and, in any case, does not intend to use these authorizations in the context of an unsolicited tender offer by a third party for shares of the Company. The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. We currently have no immediate plans to issue securities pursuant to Proposal Nos. 13 to 15 and Proposal No. 18. Any transaction where we sell such securities will be reviewed and approved by the board of directors at the time of the issuance. If Proposal Nos. 13 to 15 and Proposal No. 18 are approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of the applicable proposal.

        Of the corresponding authorizations granted at the 2019 Annual Combined Shareholders' Meeting, we issued an aggregate principal amount of €139.8 million in convertible debt securities.

Financial Authorizations Related to the Company's Employee Stock Purchase Program

        Proposal Nos. 16 and 17 seek shareholder approval of the delegation of authority to the board of directors to increase the share capital of the Company in favor of two categories of persons:

  •
  any trust, investment fund, corporation, or legal entity to be created in France or abroad; and

  •
  employees of the Company and its related companies, both in France and abroad.

        The board of directors recommends the approval of these delegations of authority to increase the share capital in order to enable the continued use of the Company's international employee stock purchase plan ("ESPP"). The ESPP is open to employees of the Company and its subsidiaries in France and abroad who satisfy the conditions that are decided by the board of directors.

        Approval of Proposal Nos. 16 and 17 would supersede and replace, and would not be cumulative with, any existing corresponding authorization of our board of directors to increase share capital in favor of two similar categories of persons meeting certain determined criteria at our 2019 Annual Combined Shareholders' Meeting. To limit potential dilution to existing shareholders, under Proposal Nos. 16 and 17, the share capital increases pursuant to the proposals cannot exceed €44,000 in the aggregate (representing up to 550,000 new Ordinary Shares), subject to the limitation of the aggregate amount of share capital increases set forth by Proposal No. 19. Approval of Proposal Nos. 16 and 17 would also provide the board of the directors the authority to amend the ESPP, if necessary, to reflect the authorization by shareholders to issue 550,00 new Ordinary Shares under the ESPP. The authority granted pursuant to Proposal Nos. 16 to 17 is valid for a period of 18 months from the date of the Annual General Meeting.

        In determining the amount of share capital increases being requested for shareholder approval pursuant to Proposal Nos. 16 and 17, the board of directors considered the following:

  •
  Remaining Competitive by Attracting and Retaining Talent.  Our ESPP is a significant part of our overall equity compensation strategy, especially with respect to our non-executive employees. The ESPP allows our employees to buy our shares at a discount through payroll deductions. In the highly competitive technology industry in which we compete for talent, we believe that offering an employee stock purchase program is critical to our ability to remain competitive. Without an ESPP, we may be restricted in our ability to offer competitive compensation to existing employees and qualified candidates, and our business and ability to increase long-term shareholders value could be adversely affected.

  •
  Estimated Purchases.  The actual number of Shares that will be purchased under the ESPP cannot be determined because such number will depend on a number of indeterminable factors (including the number of participants, the rates at which participants make contributions to the ESPP, and our share price).

  •
  Employee Participation.  As of March 31, 2020, approximately 1,237 employees were eligible to participate in the ESPP.

        As of March 31, 2020, 31,337,694 Ordinary Shares are outstanding and if the preceding resolutions are approved, no Ordinary Shares other than the 550,000 will be available for issuance under our ESPP.

Description of Principal Features of the ESPP

        Eligibility; Purchase Price; Offering Period.    The ESPP provides eligible employees the right to purchase our ADSs at the lesser of (i) an amount equal to 85% of the fair market value of the ADSs on a specific offering date or (ii) an amount equal to 85% of the fair market value of the ADSs on the applicable purchase date, during a six month offering period. All full-time and part-time employees are eligible under the plan and may make contributions to their ESPP accounts via payroll deductions.

        Contributions.    The ESPP permits eligible employees to purchase ADSs through contributions (in the form of payroll deductions or otherwise to the extent permitted by the administrator) of up to 15% of their eligible compensation. The board of directors has the ability to set a maximum number of ADSs that can be purchased during any purchase period.

        Administration.    Our board of directors administers the ESPP, provided that it may delegate authority to any officer of the Company to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company in the ESPP, and the board of directors' authority includes the ability to determine (i) the list of beneficiaries meeting the requirements mentioned above and benefiting from the suppression of the shareholders' preferential subscription right, (ii) the number of ADSs to be subscribed by each beneficiary, and (iii) the amounts of the capital increases realized in accordance with this delegation and determine namely the subscription prices, dates, subscription periods, modalities and conditions of subscription, of liberation, of delivery and rights to interest of the shares as well as other conditions and modalities, within the legal and regulatory limits at the time of payment of the ADSs.

        Equitable Adjustments.    In the event certain changes occur our capitalization such as (i) an amortization or reduction of our share capital, (ii) a change to the allocation of our profits, (iii) a distribution of our free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to all our then-existing shareholders, the board of directors has the ability to adjust the class(es) and maximum number of securities subject to the ESPP, the class(es) and number of securities subject to, and the purchase price applicable to outstanding offerings under the ESPP and ESPP purchase rights, and the class(es) and number of securities that are the subject of the purchase limits under each ongoing offering under the ESPP.

        Change in control.    In the event of a change in control, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue outstanding purchase rights or may substitute similar rights (including a right to acquire the same consideration paid to the shareholders in the change in control) for outstanding purchase rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such purchase rights or does not substitute similar rights for such purchase rights, then the employees' accumulated contributions will be used to purchase ADSs (rounded down to the nearest whole ADS) prior to the change in control under the outstanding purchase rights (with such actual date to be determined by the board of directors in its sole discretion), and the purchase rights will terminate immediately after such purchase.

        Amendment and Termination of the Plan.    Our board of directors has the authority to amend, alter, suspend or terminate the ESPP at any time, subject to the terms of the ESPP.

        Governing Law.    The ESPP is governed by the laws of France.

Certain Federal Income Tax Consequences For U.S. Taxpayers

        The following is a summary of certain U.S. federal income tax consequences of ESPP, the material terms of which is discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

        The ESPP is intended to be an employee stock purchase plan within the meaning of Section 423. Under an employee stock purchase plan that qualifies under Section 423, no taxable income will be recognized by an eligible employee, and no deductions will be allowable to the company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the ADSs acquired under the Employee Stock Purchase Plan or in the event the eligible employee should die while still owning the purchased ADSs.

        If the eligible employee sells or otherwise disposes of the purchased ADSs within two years after the start date of the offering period in which the ADSs were acquired or within one year after the actual purchase date of those ADSs, then the eligible employee generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the ADSs on the purchase date exceeded the purchase price paid for those ADSs, and the company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs equal in amount to such excess. The amount of this ordinary income will be added to the eligible employee's basis in the ADSs, and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the ADSs have been held for more than one year since the date of purchase, the gain or loss will be long-term.

        If the eligible employee sells or disposes of the purchased ADSs more than two years after the start date of the offering period in which the ADSs were acquired and more than one year after the actual purchase date of those ADSs, then the eligible employee generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the ADSs on the sale or disposition date exceeded the purchase price paid for those ADSs, or (ii) 15% of the fair market value of the ADSs on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the ADSs on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The company will not be entitled to an income tax deduction with respect to such disposition.

        If the eligible employee still owns the purchased ADSs at the time of death, the lesser of (i) the amount by which the fair market value of the ADSs on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the ADSs on the start date of the offering period in which those ADSs were acquired will constitute ordinary income in the year of death.

Proposal No. 19 Aggregate Overall Limit

        Proposal No. 19 seeks shareholder approval of the maximum share capital increase aggregate amount (i.e., up to €524,000 of nominal value in the aggregate) that the board of directors may decide pursuant to Proposal Nos. 13 to 18. The authority granted pursuant to Proposal No. 19 is valid for a period of 26 months from the date of the Annual General Meeting.

Waiver of Shareholders' Preferential Subscription Right

        Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes cast by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived by the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Such rights would be waived pursuant to all of Proposal Nos. 14 to 18, if approved. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

Text of Proposals

        For the full text of Proposal Nos. 13 to 19, please see Annex A.

Vote Required

        The approval of each of the Proposal Nos. 13 to 19 requires the affirmative vote of a two-thirds majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
EACH OF THE PROPOSAL NOS. 13 TO 19.

PROPOSAL NO. 20

VOTE ON SHARE CAPITAL INCREASE THROUGH INCORORATION OF PREMIUMS, RESERVES, PROFITS OR ANY OTHER SUMS THAT MAY BE CAPITALIZED

        The purpose of this delegation of authority is to enable us to increase our share capital without an injection of cash into the Company. It will allow us to incorporate into our share capital premiums, reserves, profits or other amounts transferred from other balance sheet items that may be capitalized. The resulting increase in our share capital would permit us to (i) issue and allocate to all shareholders, pro-rata according to their stake in the Company, newly created free shares, (ii) increase the par value of all existing shares, or (iii) both of the foregoing, up to the amount of the premiums, reserves, profits or other amounts so incorporated. Adoption of this resolution will permit us to, among other things, increase the par value per share in advance of a stock split or reverse stock split to avoid the existence of fractional shares or a very low par value, which could make it more difficult to raise capital in the future.

        This authorization will not have any dilutive impact on our shareholders, as all shareholders are treated equally. The authorization cannot be used during a tender offer for the Company's shares by a third party.

        The share capital increases carried out pursuant to this authorization cannot exceed €150,000, which represents 0.6% of our share capital as of March 31, 2020. Our board of directors did not use the same authorization granted at the 2018 Annual General Meeting of Shareholders on June 26, 2018.

        This delegation of authority would be granted for a 26-month period and would supersede the corresponding delegation granted by the shareholders at the 2018 Annual General Meeting of Shareholders on June 26, 2018, which, in the absence of a favorable vote, will expire on August 26, 2020.

        For the full text of Proposal No. 20, please see Annex A.

Vote Required

        The approval of Proposal No. 20 requires the affirmative vote of a two-thirds majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE OUR SHARE CAPITAL THROUGH INCORPORATION OF PREMIUMS, PROFITS OR ANY OTHER SUMS THAT MAY BE CAPITALIZED.

PROPOSAL NO. 21

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO
CARRY OUT THE FREE ALLOCATION OF SHARES TO EMPLOYEES OF THE COMPANY

        Proposal No. 21 seeks shareholder approval to authorize the board of directors to grant up to 2,300,000 free shares to employees of the Company and its subsidiaries in accordance with the 2020 Free Share Plan, subject to the overall limitation set forth in Proposal No. 24. Such authority is valid for a period of 38 months from the date of the Annual General Meeting. The 2020 Free Share Plan is expected to have the same terms as our 2019 Free Share Plan, a copy of which was filed as Exhibit 10.1 to our Current Report on Form 8-K, as filed with the SEC on August 8, 2019. The board of directors recommends the approval of this delegation of authority to proceed with the allocation of existing or newly created free shares in order to ensure the Company can attract, retain and incentivize its employees competitively.

        Approval of Proposal No. 21 would supersede and replace, and would not be cumulative with, any existing authorization of our board of directors to grant free shares approved at our 2019 Annual Combined Shareholders' Meeting.

        For the full text of Proposal No. 21, please see Annex A.

Description of Principal Expected Features of the 2020 Free Share Plan

        If Proposal Nos. 21 and 24 are approved, our board of directors is expected to adopt a 2020 Free Share Plan, which is expected to have the same terms as our 2019 Free Share Plan. Pursuant to SEC requirements, we are providing the following description of the material terms that we expect to be included in our 2020 Free Share Plan. This description is based on the material terms of the 2019 Free Share Plan. The description below is qualified in its entirety by the complete text of the 2019 Free Share Plan, as attached as Exhibit 10.1 to our Current Report on Form 8-K, as filed with the SEC on August 8, 2019.

        Types of Awards; Eligibility.    The 2020 Free Share Plan is expected to provide for the grant of free shares to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital or voting rights as of the date of grant. As of December 31, 2019, we and our subsidiaries had 1,217 employees. Participants in the 2020 Free Share Plan are determined at the discretion of the board of directors subject to the terms of the 2020 Free Share Plan.

        Shares Available, Certain Limitations.    The maximum number of free shares that may be acquired and issued upon the vesting of award of free shares granted under the 2020 Free Share Plan will not exceed the overall number of shares remaining available for issuance under the Company's equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which, following the Annual General Meeting and subject to shareholder approval under Proposal No. 24, will be subject to the 2,300,000 maximum number of Ordinary Shares available for issuance as free shares or warrants. Free shares issued under the 2020 Free Share Plan may consist of authorized but unissued Ordinary Shares or existing shares of the Company.

        In case an award of free shares granted under the 2020 Free Share Plan is canceled before the underlying shares are definitively acquired pursuant to its terms and conditions and provided that the delegation under Proposal No. 21 is still effective pursuant to applicable French law, the relevant underlying shares are expected to be available for making future grants of free shares under the 2020 Free Share Plan.

        Administration.    The 2020 Free Share Plan is expected to be administered by our board of directors. Subject to the provisions of the delegations of the shareholders under Proposal No. 21 and applicable French law, the board of directors is expected to have the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to free shares (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances an award of free shares may be settled, canceled, forfeited, exchanged or surrendered.

        Vesting; Holding Period.    Free shares are expected to vest at the times and upon the conditions that our board of directors may determine, as reflected in an applicable award grant letters and the 2020 Free Share Plan, subject to waiver and release by our board of directors in its sole discretion. Awards of free shares granted under the 2020 Free Share Plan generally are expected to vest on the basis of continued employment through the end of the vesting period, and may require the satisfaction of performance conditions to be determined by the board of directors. Awards of free shares generally are expected to have a minimum vesting period of one year, and are expected to be granted with a four-year vesting term and default initial vesting of two years from the grant date. The 2020 Free Share Plan is expected to include a provision that free shares that have been definitively acquired may not be sold or transferred before the second anniversary of their grant date pursuant to French law.

        Equitable Adjustments.    In the event certain changes occur our capitalization such as (i) an amortization or reduction of our share capital, (ii) a change to the allocation of our profits, (iii) a distribution of our free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to all our then-existing shareholders, the board of directors is expected to have the ability to adjust the maximum number of shares or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.

        Award Treatment Upon a Change in Control.    The 2020 Free Share Plan is expected to include the following treatment of awards upon a change in control. In the event of a change in control (to be defined in the 2020 Free Share Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding awards of free shares, and if the awards of free shares were granted less than one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the awards of free shares will lapse and the awards of free shares will be deemed fully vested on the first anniversary of the date of grant of the awards of free shares, provided that (i) the service vesting conditions will be satisfied on the first anniversary of the award's grant date, (ii) if not satisfied earlier, any performance vesting conditions will be satisfied as if such performance conditions were achieved at target levels on the first anniversary of the grant date and (iii) the relevant shares will be automatically subject to a mandatory additional one-year holding period starting on the first anniversary of the grant date of the relevant free shares.

        In the event of a change in control, if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding awards of free shares, and if the awards of free shares were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the awards of free shares will lapse and the awards of free shares will be deemed fully vested prior to the consummation of a change in control, provided that (i) the service vesting requirement will be satisfied on the date of the consummation of the change in control, (ii) if not satisfied earlier, any performance vesting conditions will be satisfied as if such performance conditions were achieved at target levels on the date of the consummation of the change in control and (iii) the relevant shares shall be automatically subject to a mandatory additional holding period starting on the date of the change in control until the second anniversary of the grant date of the relevant free shares.

        A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding awards of free shares where: (i) following the change in control, the terms of the awards provide the right to receive, for each Ordinary Share of the Company subject to the awards immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration that the shareholders of the Company received for their Ordinary Shares on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received for each free share to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the awards of free shares following the change in control are freely tradable on a major stock exchange; and (iii) the awards of free shares otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.

        Except as would otherwise result in adverse tax consequences under Section 409A of the U.S. Internal Revenue Code, if the relevant holder of free shares is subject to taxation in the United States, our board of directors may, in its discretion, subject to applicable French law, provide that each unvested free share not acquired yet will, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per Ordinary Share of the Company in the change in control multiplied by (ii) the number of shares subject to each award. Our board of directors will not be required to treat each outstanding grant of free shares similarly. The 2020 Free Share Plan provides the board of directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the awards of free shares surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

        Amendment and Termination of the Plan.    Our board of directors is expected to have the authority to amend, alter, suspend or terminate the 2020 Free Share Plan at any time, provided that no amendment, alteration, suspension or termination of the 2020 Free Share Plan shall impair the rights of any beneficiary without the prior written consent of the relevant beneficiary.

        Prohibition on Payment of Dividends.    The 2020 Free Share Plan is expected to expressly prohibit the payment or accumulation of dividends on unvested awards of free shares.

        Governing Law.    The 2020 Free Share Plan is expected to be governed by the laws of France.

Certain Federal Income Tax Consequences For U.S. Taxpayers

        The following is a summary of certain U.S. federal income tax consequences of an award of free shares granted under the 2020 Free Share Plan, the material terms of which is discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

        In general, the grant of an award of free shares will not result in U.S. taxable income for the participant being a U.S. taxpayer or in a U.S. tax deduction for Talend. Upon the settlement of the grant in shares, the U.S. participant will recognize ordinary income equal to the aggregate value of the payment received, and Talend or the surviving corporation following a change in control generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

        Awards under the 2020 Free Share Plan are within the discretion of our board of directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time. The discretion of our board of directors to make grants under the 2020 Free Share Plan is subject to the overall limit on the number of shares to be issued under our equity incentive programs as awards of free shares, warrants or options being approved pursuant to Proposal No. 24.

        The table below shows, as to each of the named executive officers and the various other indicated groups, the number of free shares underlying free share awards granted by our board of directors during fiscal year 2019. Non-employee directors are not eligible to receive awards of free shares.

Name and Principal Position	Number of free shares(1)	Dollar Value(2) ($)
Michael Tuchen(3)	122,223	5,685,814
Former Chief Executive Officer
Adam Meister	93,267	4,140,345
Chief Financial Officer
Laurent Bride	55,556	2,584,465
Chief Operating Officer and Chief Technology Officer
All current executive officers (as of December 31, 2019) as a group	271,046	12,410,624
All current directors (as of December 31, 2019) (other than executive officers) as a group	—	—
All current employees (as of December 31, 2019), including current officers who are not executive officers	1,191,225	51,954,022

(1)
For purposes of this table, the fiscal year 2019 performance-based free shares are counted at the target number of shares earnable under such awards.

(2)
The amount in this column represents the aggregate grant date fair value of stock awards as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC 718.

(3)
Mr. Tuchen resigned as our Chief Executive Officer, effective January 8, 2020 and his awards were amended in connection with his resignation to vest on the same schedule subject to him continuing to provide services to us. In connection with Mr. Tuchen's resignation, Talend, Inc. entered into an offer letter with our current Chief Executive Officer, Christal Bemont, pursuant to which she was awarded under our 2019 Free Share Plan (a) an award of 74,000 free shares as a sign-on award in January 2020 (b) an award of 94,600 time-based free shares in February 2020 and (c) an award of 94,600 performance-based free shares in February 2020 (assuming performance metrics are achieved at target levels resulting in the target number of free shares being earned). In addition, under her offer letter, Ms. Bemont is entitled to an additional grant of 133,226 free shares (50% time-based and 50% performance-based) after our 2020 annual meeting of shareholders. We intend to make this grant under our 2020 Free Share Plan if Proposal Nos. 21 and 24 are approved by our shareholders. The terms of Ms. Bemont's awards are discussed above in "Executive Officer Employment Agreements—CEO Transition.".

Text of Proposal

        For the full text of Proposal No. 21, please see Annex A.

Vote Required

        The delegation of authority to our board of directors to carry out the free allocation of existing shares or newly issued shares to employees of the Company requires the affirmative vote of a two-thirds majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO
CARRY OUT THE ALLOCATION OF FREE SHARES TO EMPLOYEES OF THE COMPANY.

PROPOSAL NO. 22

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS
TO ISSUE AND GRANT NON-EMPLOYEE WARRANTS (BONS DE SOUSCRIPTION D'ACTIONS)

        The Company is seeking shareholder approval of the delegation of authority to the board of directors to issue and grant a maximum number of non-employee warrants ("BSAs"), subject to the overall limitation set forth in Proposal No. 24. Each BSA shall give entitlement to subscribe to one ordinary share of the Company with a nominal value of €0.08, representing a capital increase of a maximum par amount of €184,000. Each BSA is expected to have the same terms as our Warrant Agreement, a copy of which was filed as Exhibit 4.7 to our Registration Statement on Form S-8, as filed with the SEC on August 29, 2019. Such authority is valid for up to 18 months from the date of this extraordinary general meeting.

Scope of the Request

        We ask that the shareholders eliminate the shareholders' preferential subscription right in connection with the issuance of the BSAs because the BSAs may only be granted to the following categories of beneficiaries: (i) non-employee directors of the Company or one of its subsidiaries; (ii) independent members of any committee of the board of directors of the Company; and (iii) any natural or legal person bound to the Company or one of its subsidiaries by means of a consultancy agreement.

Rationale for the Request

        The board of directors recommends the approval of this delegation of authority to grant warrants in order to ensure the Company can attract, recruit and compensate independent directors and consultants competitively by providing for customary compensatory grants to our existing and future non-employee directors. To continue to attract and retain highly talented directors with deep industry knowledge and experience, we must be able to offer our directors compensation in line with North American technology market standards, which include an equity-based component. However, pursuant to French law, non-employee directors may not be granted stock options or RSUs. As a result, the right to subscribe for BSAs is a key element of our current non-employee director compensation. In addition, vesting of the BSAs is conditioned on 75% attendance at convened meetings of the board of directors held between the date of grant and the vesting date on which the relevant warrants become vested. This delegation of authority is critical to our business strategy because it enables us to continue issuing BSAs, which is vital to our ability to attract and retain highly talented directors, compete with compensation arrangements provided by our U.S.-based peers and strengthen the alignment of our directors' interests with those of our shareholders.

        We are also seeking authorization to grant BSAs to persons bound to the Company or one of its subsidiaries by a consultancy agreement who, pursuant to French law, cannot be granted stock options or RSUs. In certain circumstances, it is important for the Company to be able to offer a long-term compensation element to such persons in order to engender loyalty in our highly competitive industry and align their incentives with the long-term interests of our shareholders.

Description of Principle Features of the BSAs

        Pursuant to SEC rules, we are providing the following description of the material terms of the BSA awards we expect to be included in our BSA award agreement letters.

        Type of Awards.    BSAs entitle a holder to exercise the warrant for the underlying vested Ordinary Shares at an exercise price per share determined by the board of directors based on the fair market value of the underlying Ordinary Shares as of the date of the grant. In addition to any exercise price payable by a holder upon the exercise of a BSA, BSAs must be subscribed for at a price at least equal to 5% of the volume-weighted average price of the last five trading sessions on the Nasdaq Global Market preceding the date of allocation of the BSA by the board of directors. We use BSAs as part of our compensation for non-employee directors and consultants.

        Administration.    Subject to shareholder approval of this Proposal No. 22, the board of directors will determine the recipients, dates of grant and exercise price of BSAs, the number of BSAs to be granted and the terms and conditions of the BSAs, including the period of their exercisability and their vesting schedule.

        Exercisability and Vesting.    Under current non-employee director compensation, the BSAs granted to non-employee directors on an annual basis will vest over a one-year period from their grant date, with underlying Ordinary Shares vesting in equal quarterly installments, except in the event of a termination or change of control. The BSAs granted to non-employee directors on an annual basis are conditioned on their continued service as a member of the board of directors and an attendance rate of at least 75% of the board meetings held during the period from the date of grant to the relevant vesting date on which the relevant warrants become vested. The vesting provisions for BSA awards granted to consultants are determined by the board of directors on a case-by-case basis. The term of the BSAs is 10 years from the date of grant or, in the case of death, unless otherwise decided by the board of directors, six months from the death of the beneficiary.

        Award Treatment Upon a Change of Control.    The board of directors has the discretion to determine whether or not a beneficiary's right to exercise the BSAs will be accelerated in the event of a merger of the Company into another corporation or in the event of the sale by one or several shareholders, acting alone or in concert, of the Company to one or several third parties of a number of shares of the Company resulting in a transfer of more than 50% of the shares of the Company to such third parties.

        Governing Law.    The BSAs are governed by the laws of France.

        Certain Federal Income Tax Consequences.    In general, no taxable income is realized by a participant upon the grant of a BSA. Rather, at the time of exercise of the BSA, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the ordinary shares purchased over the sum of (a) the exercise price and (b) the subscription price paid at grant. The participant's tax basis in any ordinary shares received upon exercise of a BSA will be the fair market value of the ordinary share on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

New Plan Benefits

        The benefits or amounts that will be awarded or allocated under the delegation of authority to grant BSAs are not determinable at this time because the number of shares underlying BSA awards depends on the Company's stock price, which cannot be predicted, the decision of directors of whether to subscribe for the BSA awards and the exercise of discretion by our board of directors. The discretion of our board of directors to make BSA grants is subject to the overall limit on the number of shares to be issued under our equity incentive programs as awards of free shares, warrants or options being approved pursuant to Proposal No. 24.

        The table below shows, as to each of the named executive officers and the various other indicated groups, the number of free shares underlying BSA awards granted by our board of directors during fiscal year 2019. Of these categories of persons, only non-employee directors and consultants of the Company were entitled to receive BSA awards.

Name and Principal Position	Number of shares underlying BSA awards	Dollar Value(1) ($)
Michael Tuchen(2)	—	—
Former Chief Executive Officer
Adam Meister	—	—
Chief Financial Officer
Laurent Bride	—	—
Chief Operating Officer and Chief Technology Officer
All current executive officers (as of December 31, 2019) as a group	—	—
All current directors (as of December 31, 2019) (other than executive officers) as a group	74,760	1,119,905
Each nominee for election as a director(3)	—	—
Each associate of any current directors, nominees for director and current executive officers	—	—
Other persons who received BSA awards(4)	4,500	45,360
All current employees (as of December 31, 2019), including current officers who are not executive officers	—	—

(1)
The amount in this column represents the aggregate grant date fair value of BSA awards as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC 718, as described in Note 2(l) to the Company's consolidated financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2019.

(2)
Mr. Tuchen resigned as our Chief Executive Officer, effective January 8, 2020.

(3)
Neither Ms. Bemont nor Ms. Fetter, each of whose provisional appointment is subject to shareholder ratification at the Annual General Meeting, received any BSA awards in fiscal year 2019. Each of Ms. Bemont and Ms. Fetter were provisionally appointed as a director in January 2020.

(4)
In October 2019, the board of directors granted 4,500 BSAs to a consultant of the Company, who under French law, is unable to receive a grant under our 2019 Free Share Plan as a non-employee.

Approval of Proposal No. 22 Would Supersede and Replace Existing Authorization

        Approval of Proposal No. 22 would supersede and replace, and would not be cumulative with, any existing authorization of our board of directors to grant non-employee warrants approved at our 2019 Annual Combined Shareholders' Meeting.

Text of Proposal

        For the full text of Proposal No. 22, please see Annex A.

Vote Required

        The delegation of authority to the board of directors to issue and grant non-employee warrants requires the affirmative vote of a two-thirds majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO
ISSUE AND GRANT NON-EMPLOYEE WARRANTS.

PROPOSAL NO. 23

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO
GRANT OPTIONS TO EMPLOYEES OF THE COMPANY

        Proposal No. 23 seeks shareholder approval to authorize the board of directors to grant options to subscribe for new Ordinary Shares or options to purchase Ordinary Shares of the Company, provided that the options granted by the board of directors may not give an entitlement to subscribe for or purchase more than 2,300,000 Ordinary Shares, and provided further that the authorization is subject to the overall limitation set forth in Proposal No. 24. Such authority is valid for a period of 38 months from the date of the Annual General Meeting. The 2020 Stock Option Plan is expected to have the same material terms as our 2017 Stock Option Plan, a copy of which was filed as Exhibit 4.7 to our Registration Statement on Form S-8, as filed with the SEC on August 7, 2017, except as noted in the summary set forth below. The board of directors recommends the approval of this delegation of authority to proceed with the allocation of options to subscribe for new Ordinary Shares or options to purchase Ordinary Shares of the Company, in either case, in order to ensure the Company can attract, retain and incentivize its employees competitively.

        Approval of Proposal No. 23 would supersede and replace, and would not be cumulative with, any existing authorization of our Board to grant options approved at our 2017 Annual Combined Shareholders' Meeting.

        For the full text of Proposal No. 23, please see Annex A.

Description of Principal Expected Features of the 2020 Stock Option Plan

        If Proposal Nos. 23 and 24 are approved, our board of directors is expected to adopt a 2020 Stock Option Plan, which is expected to have the same material terms as our 2017 Stock Option Plan, except as noted in the summary below. Pursuant to SEC requirements, we are providing the following description of the material terms that we expect to be included in our 2020 Stock Option Plan.

        Types of Awards; Eligibility.    Under the delegation under this Proposal 23, employee share options may be granted to any individual employed by us or by any affiliated company under the terms and conditions of an employment contract. Employee share options may also be granted to the chairman of our board of directors, our general manager (currently our Chief Executive Officer, Ms. Bemont) and our deputy general managers (each of whom is also currently an employee of the group). As of December 31, 2019, we and our subsidiaries had 1,217 employees. Participants in the 2020 Stock Option Plan are determined at the discretion of the board of directors subject to the terms of the 2020 Stock Option Plan.

        Shares Available; Certain Limitations.    Subject to the limitations below, the maximum aggregate number of Ordinary Shares subject to employee share options that may be issued under the delegation under this Proposal No. 23 is 2,300,000. Under French law, the maximum number of shares issuable upon the exercise of outstanding employee share options may not exceed one-third of the outstanding share capital on a non-diluted basis as of the date of grant. Employee share options may be granted under the delegation under this Proposal No. 23 until August 30, 2023. It is expected that as a new feature to the 2020 Stock Option Plan, Ordinary Shares withheld by the Company as full or partial payment in connection with the exercise of any employee share option or to satisfy any tax withholding obligations related to the exercise of an employee share option, in each case, will not become available again for future grant under the 2020 Stock Option Plan.

        Administration.    Our board of directors has the authority to administer the 2020 Stock Option Plans. Subject to the expected terms and conditions of the 2020 Stock Option Plan, our board of directors determines the recipients, dates of grant, exercise prices, number of Ordinary Shares underlying and the terms and conditions of the employee share options, including their periods of exercisability and their vesting schedules.

        The board of directors has the authority to amend or modify employee share options outstanding under the delegation under this Proposal No. 23, including in particular the authority to extend the post-termination exercise period of the options, subject to the written consent of the optionees holding such options, if such amendments or modifications impair the rights of the optionees.

        No Option Repricing or Exchange Program.    It is expected that as a new feature to the 2020 Stock Option Plan, the board of directors will not be permitted to implement an option repricing or exchange program with respect to employee share options granted under the delegation under this Proposal No. 23 whereby (i) options could be surrendered or canceled in exchange for options with different exercise conditions, awards of a different type and/or cash, (ii) options could be transferred to a financial institution or any other person or entity or (iii) the purchase or subscription price of options could be increased or reduced.

        Employee Share Options.    The 2020 Stock Option Plan is expected to provide for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, and non-statutory share options. These employee share options are granted pursuant to employee share option agreements adopted by the board of directors. The board of directors determines the exercise price for an employee share option, within the expected terms and conditions of the 2020 Stock Option Plan. Except as provided in the next sentence, the exercise price of an option granted pursuant to the 2020 Stock Option Plan must equal to the fair market value of the underlying share, which is no less than 95% of the closing price on the day prior to the grant date. With respect to incentive stock options granted to U.S. optionees, the exercise price of an employee share option generally cannot be less than the per share fair market value of our Ordinary Shares on the date of grant, as expected to be defined under the 2020 Stock Option Plan (110% of the per share fair market value for persons, who at the time of grant, own stock representing more than ten percent (10%) of the voting rights of all classes of stock of us or any parent or subsidiary of ours ("10% Owners")).

        Employee share options granted under the delegation under this Proposal No. 23 will vest at the rate specified by the board of directors, but will generally be granted subject to a four-year vesting schedule under which 25% of the employee share options vest upon the first anniversary of the grant date and then an additional 6.25% of the employee share options vest at the end of each quarter thereafter, subject to the optionees' continued service with the company through each applicable vesting date. As a new feature to the employee share options granted under the delegation under this Proposal No. 23, any option granted shall provide for a vesting period of at least one (1) year following the date of grant; provided, however, that a maximum of five percent (5%) of the Ordinary Shares reserved for issuance under the delegation under this Proposal No. 23 may be granted hereunder (or may be subject to accelerated vesting) without any minimum vesting condition.

        The term of each employee share option is generally ten years (five years for incentive stock options granted to 10% Owners) from the date of grant.

        For share options granted under the delegation under this Proposal No. 23, unless a longer period is specified in the notice of grant or otherwise resolved by the board of directors, an employee share option shall remain exercisable, to the extent vested, for three month following an optionee's termination of continuous status with the company whether such termination is due to the optionee or the company.

        In the event that an optionee's continuous status terminates as a result of the optionee's disability, unless otherwise resolved by the board of directors, the optionee may exercise vested employee share options at any time within nine months following the date of such termination. In the event of the death of an optionee, unless otherwise resolved by the board of directors, the vested employee share options may be exercised at any time within six months following the date of death, by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance.

        Notwithstanding the foregoing, in no event shall an employee share options be exercisable later than the expiration of their term (and in the case of an incentive stock option, three months following the optionee's termination).

        Employee share options may not be transferred in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

        Employee share options granted under the delegation under this Proposal No. 23, including any gain realized upon exercise, shall be subject to any applicable clawback policy in effect as of the grant date of the employee share option or that may be adopted following the grant date to comply with applicable laws.

        U.S. Tax Limitations on incentive stock options.    The aggregate fair market value, determined at the time of grant, of our Ordinary Shares issuable under incentive stock options that are exercisable for the first time by an optionee during any calendar year under all of our Stock Option Plans may not exceed $100,000. Employee share options, or portions thereof, that exceed such limit will generally be treated as non-statutory share options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the exercise price is at least 110% of the fair market value of the shares subject to the employee share option on the date of grant and (2) the term of the incentive stock option does not exceed five years from the date of grant.

        Equitable Adjustments.    In the event of the carrying out by the company of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums, (v) a distribution of reserves, or (vi) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the board of directors will take the required measures to protect the interest of the optionees in the conditions set forth in Article L. 228-99 of the French Commercial Code.

        Change in Control.    It is expected that as a new provision under the 2020 Stock Option Plan, unless otherwise provided by the board of directors, in the event of a Change in Control (as expected to be defined in the 2020 Stock Option Plan), all outstanding employee share options will be assumed or an equivalent option or right substituted by the successor corporation or one of its affiliates. In the event an employee share option is not assumed or substituted by the successor corporation or an affiliate, the option will accelerate and become fully vested and exercisable prior to the consummation of the Change in Control on such conditions as determined by the board of directors, and we will provide any such optionees with notice that such options will be fully vested and exercisable for a period of time determined by the board of directors. Alternatively, if employee share options are not assumed or substituted in connection with a Change in Control, the board of directors may provide that each option will, upon the occurrence of the Change in Control, be canceled in exchange for a payment in cash or securities equal to (i) the difference between the per-share consideration paid in the Change in Control and the exercise or purchase price subject to the option multiplied by (ii) the number of Ordinary Shares granted under the employee share option.

        Amendment and Termination.    Our board of directors will have the authority to amend, alter, suspend, or terminate our 2020 Stock Option Plan, provided that such action does not impair the rights of any optionee without such optionee's written consent. The 2020 Stock Option Plan is subject to its adoption by our board of directors within 12 months following the approval of its material terms by our shareholders. The Company shall be required to obtain shareholder approval of any amendment to the 2020 Stock Option Plan to the extent necessary and desirable to comply with applicable laws.

        Governing Law.    The 2020 Stock Option Plan is expected to be governed by the laws of France.

Certain Federal Income Tax Consequences for U.S. Taxpayers

        The following is a summary of certain U.S. federal income tax consequences of an award of employee share options granted under the delegation under this Proposal No. 23, the material terms of which is discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

  Incentive stock options

        An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an employee share option that qualifies as an incentive stock option under Section 422 of the Code. If an optionee exercises the option and then later sells or otherwise disposes of the Ordinary Shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the optionee will recognize a capital gain or loss equal to the difference between the sale price of the Ordinary Shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

        However, if the optionee disposes of such Ordinary Shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a "disqualifying disposition"), any gain up to the excess of the fair market value of the Ordinary Shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the Ordinary Shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the Ordinary Shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the Ordinary Shares on the exercise date is treated as an adjustment item in computing the optionee's alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the Ordinary Shares or provide certain basis adjustments or tax credits.

  Non-statutory Stock Options

        An optionee generally recognizes no taxable income as the result of the grant of such an employee share option. However, upon exercising the option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the Ordinary Shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the Ordinary Shares acquired by the exercise of a non-statutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a non-statutory stock option or the sale of the Ordinary Shares acquired through the exercise of the non-statutory stock option.

New Plan Benefits

        Awards under the delegation under this Proposal No. 23 are within the discretion of our board of directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time. The discretion of our board of directors to make grants under the delegation under this Proposal No. 23 is subject to the overall limit on the number of shares to be issued under our equity incentive programs as awards of free shares, warrants or options being approved pursuant to Proposal No. 24. No employee share options were granted by our Board during fiscal year 2019. Non-employee directors are not eligible to receive awards of employee share options under the delegation under this Proposal No. 23.

Vote Required

        Shareholder approval of the delegation of authority to the board of directors to carry out the grant of options to employees of the Company requires the affirmative vote of a two-thirds majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO
CARRY OUT THE GRANT OF OPTIONS TO EMPLOYEES OF THE COMPANY

 PROPOSAL NO. 24

APPROVAL OF THE OVERALL LIMITS ON THE NUMBER OF
SHARES TO BE ISSUED PURSUANT TO PROPOSAL NOS. 21, 22 and 23

        The Company is seeking shareholder approval of a maximum aggregate number of shares that the board of directors may issue pursuant to the authorization to grant free shares under Proposal No. 21, the delegation to grant non-employee warrants under Proposal No. 22, and the authorization to grant options under Proposal No. 23, in an aggregate total amount of up to €184,000 of nominal value in the aggregate representing up to 2,300,000 new shares.

        In determining the overall limitation being requested for shareholder approval by this proposal, the board of directors considered the following:

  •
  Remaining Competitive by Attracting and Retaining Talent.  The board of directors considered the importance of maintaining an equity incentive program to attract, retain and reward high-performing employees, consultants, and directors particularly in the highly competitive technology markets in which we compete for talent.

  •
  Number of Shares Outstanding; Number of Shares Available for Grant.  As of March 31, 2020, 31,337,694 Ordinary Shares are outstanding and if the preceding resolutions are approved, no Ordinary Shares other than the 2,300,000 will be available for new grants of free shares, warrants or options. The Ordinary Shares available for issuance under the Company's equity incentive programs are not increased due to forfeitures or expiration of outstanding awards from prior delegations.

  •
  Burn Rate.  The burn rate, or ratio of the number of Ordinary Shares underlying awards granted during a year (assuming performance-based free share awards vest at target) to the number of basic weighted average Ordinary Shares outstanding at fiscal year end for the last three fiscal years, was as follows: 2019: 5.0%, 2018: 3.4% and 2017: 3.7%, for a three-year annual average of 4.0%.

  •
  Overhang.  Overhang measures the potential dilution to which the Company's existing shareholders are exposed due to outstanding equity awards. As of March 31, 2020, the Company had outstanding 1,409,401 shares subject to outstanding options and warrants with an average remaining term of 5.20 years and a weighted average exercise price of $14.35 per share, and 2,659,529 outstanding free shares (assuming target performance for unearned performance-based awards).

  •
  Forecasted Grant Practices.  We currently forecast that 2,300,000 free shares, warrants and options, in the aggregate under the Company's equity programs will be sufficient to help us achieve our goals of attracting, motivating and retaining our employees, directors and other service providers over the next fiscal year. This forecast may be impacted by events beyond our control, such as the potential impact to our share price in connection with broad financial market disruptions caused by the COVID-19 pandemic. Our forecasted number is equal to approximately 7.34% of the Company's Ordinary Shares outstanding as of March 31, 2020. We anticipate cancellation or forfeiture of awards covering approximately 662,574 Ordinary Shares over the next year, based on the Company's historic rates. If the Company's expectation for cancellations is accurate, the Company's net grants (grants less cancellations) over the next year would be approximately 1,637,426 Ordinary Shares, or approximately 5.22% of the Company's Ordinary Shares outstanding as of March 31, 2020.

  •
  Bemont Awards.  Pursuant to the offer letter with our Chief Executive Officer, Ms. Bemont, she is entitled to an additional grant of 133,226 free shares (50% time-based and 50% performance-based) after our 2020 annual meeting of shareholders. We intend to make this grant under our

    2020 Free Share Plan if Proposal Nos. 21 and 24 are approved by our shareholders. The terms of this award are discussed above in "Executive Officer Employment Agreements—CEO Transition."

  •
  Adjustment to Director Compensation.  As discussed in greater detail in "Board of Directors and Corporate Governance—Director Compensation" herein, effective January 1, 2020, the board of directors approved a revised compensation program for the Company's non-employee directors that effectively maintains the same total director compensation but reduces the number of BSAs offered for purchase each year in favor of a proportionate increase in cash compensation.

        It is important to note that, pursuant to French law, the 2,300,000 shares will not accumulate with any other shares available for grant so that the maximum number of shares that will be available to grant will be 2,300,000 shares. Other than the shares being requested in this Proposal No. 24 for purposes of the delegations set forth in Proposal No. 21, Proposal No. 22 and Proposal No. 23 and shares being requested under Proposal Nos. 16 and 17 for our ESPP, no shares will be available for future grants. In particular, shares reserved under the prior plans or prior corresponding shareholder delegations will not be available for future grants. This is different from a standard U.S. company equity plan where any new share authorizations are cumulative.

        The equity programs under which free shares, warrants and options may be granted include provisions that are considered best practices for compensation and corporate governance.

  •
  No Annual Evergreen.  The equity programs do not contain an annual "evergreen" provision that automatically increases the number of share available for issuance each year. As a result, any future issuances of free shares, warrants or options outside of the delegation being requested for approval hereunder will require approval from our shareholders.

  •
  No Liberal Share Recounting for Outstanding Warrants.  Shares subject to outstanding unexercised warrants granted under prior delegations or to any warrants granted under this delegation, if approved, which, in either case, expire or are canceled without having been exercised pursuant to their terms and conditions will not be available for making future grants of warrants or other awards.

  •
  No Liberal Share Recounting for Outstanding Free Share Awards.  In case the right to acquire a share for free granted pursuant to prior delegations is canceled before such share is definitively acquired pursuant to its terms and conditions, the relevant underlying share will not be available for making future grants of free shares or other awards.

  •
  No Liberal Share Recounting for Outstanding Options.  In case employee share options granted pursuant to prior delegations are canceled before such options are exercised pursuant to their terms and conditions, the relevant underlying shares will not be available for making future grants of employee share options or other awards.

  •
  No Liberal Share Recounting for Free Shares Granted under Proposal No. 21 or Options Granted under Proposal No. 23.  In case the right to acquire a share for free granted pursuant to the delegation under Proposal No. 21 is canceled before such underlying share is definitively acquired pursuant to its terms and conditions and provided that this delegation is still effective pursuant to applicable French law, the relevant underlying share will be available for making future grants of free shares under the delegation set forth in Proposal No. 21. This is the only way a free share granted under Proposal No. 21 may become available for future grant. In all other cases, the relevant underlying share will not be available for future grant under Proposal No. 21. In case an employee share option granted pursuant to the delegation under under Proposal No. 23 expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Ordinary Shares subject to such option will again be available for future grant under the 2020 Stock Option Plan, unless the 2020 Stock Option Plan has been terminated. This is the only way shares subject to options granted under Proposal No. 23 may become available for future grant.

  •
  No Liberal Share Recounting for Subscription Price or Tax Withholding.  French law does not permit an award holder to tender shares to us or have us withhold shares for purposes of satisfying an award's purchase or subscription price or tax withholding obligations. Therefore, our equity programs do not include provisions whereby shares are tendered to us or withheld by us to pay an award's purchase or subscription price or to satisfy such award's tax withholding obligations, in either case, for purposes of making those shares available for future awards.

  •
  No Option Repricing or Exchange Program Permitted.  The board of directors will not be permitted to implement an option repricing or exchange program with respect to employee share options granted under the delegation under Proposal No. 23 whereby (i) options could be surrendered or canceled in exchange for options with different exercise conditions, awards of a different type and/or cash, (ii) options could be transferred to a financial institution or any other person or entity or (iii) the purchase or subscription price of options could be increased or reduced.

  •
  Minimum Vesting Requirements.  Awards of free shares generally cannot be acquired through vesting before one year from the date of grant, even in the case of a "change in control" or similar transaction. Our free share awards typically are granted with a four-year vesting term and a default initial vest of two years from the grant date. Employee share options issued pursuant to the delegation under Proposal No. 23 will provide for a minimum vesting period of at least one year following the date of grant; provided, however, that a maximum of 5% of the Ordinary Shares reserved for issuance under the 2020 Stock Option Plan may be granted without any minimum vesting condition (or may be subject to accelerated vesting).

  •
  Limited Transferability.  Awards of free shares and employee share options generally may not be sold or otherwise transferred before such free shares or the Ordinary Shares underlying the employee share options are definitively acquired.

  •
  Holding Periods for Free Shares.  Free shares that have been definitively acquired may not be sold or transferred before the second anniversary of their grant date pursuant to French law.

  •
  No Single-Trigger Vesting Acceleration upon a Change in Control; No Liberal Change in Control Definition.  The vesting of the awards does not automatically accelerate upon a "change in control" or similar transaction. The definition of "change in control" is not considered "liberal." For example, in connection with a transaction or series of transactions where shareholders sell shares, a "change in control" is triggered only if more than 50% of the shares and voting rights are transferred.

  •
  No Tax Gross Ups.  Our free share program and employee share option program do not provide for any tax gross ups. When issuing warrants to our independent directors, we typically provide a tax gross up in respect of the additional tax liability our directors incur for the fees paid to the directors to cover the purchase price of the warrants. As we are not permitted to issue free shares to directors, this is done solely to put the directors in the same economic position they would be in had we been able to issue them free shares with no corresponding subscription price, as is typically done for Directors of U.S. issuers.

  •
  No Dividends on Unvested Free Shares or Employee Share Options.  Neither awards of free shares nor employee share options will be entitled to receive any dividends or other distributions with respect to such awards until the underlying free shares vest and are definitively acquired or such options are exercised and the underlying shares are acquired, in each case, pursuant to their terms and conditions.

        For the full text of Proposal No. 24, please see Annex A.

Vote Required

        The approval of the overall limits on the number of shares to be issued pursuant to Proposal No. 24 requires the affirmative vote of a two-thirds majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE APPROVAL OF THE OVERALL LIMITS ON THE NUMBER OF
SHARES TO BE ISSUED PURSUANT TO PROPOSAL NOS. 21, 22 AND 23.

 PROPOSAL NO. 25

SHARE CAPITAL INCREASE FOR THE ISSUANCE OF
SHARES TO PARTICIPANTS IN A COMPANY SAVINGS PLAN

        Proposal No. 25 seeks shareholder approval of the delegation of power to the board of directors to increase the share capitalization of the Company, subject to the limitation that the total par amount of capital increases that may be carried out must not exceed the maximum amount of €44,000, through issuances of shares to employees pursuant to a French company savings plan. Such authority is valid for up to 18 months from the date of this extraordinary general meeting.

        Approval of Proposal No. 25 would supersede and replace, and would not be cumulative with, any existing corresponding authorization of our board of directors to grant shares to participants in a company savings plan approved at our 2019 Annual Combined Shareholders' Meeting.

        Although to date we have not implemented any company savings plan involving equity of the Company and thus employees have not received any shares thereunder, the board of directors recommends the approval of this delegation of authority in order to have the ability, if it determines in the future that such a plan is appropriate to strengthen employee and shareholder alignment, to implement a Company savings plan that allows employees to build a portfolio of securities through Company contributions. The sums are unavailable to employees for at least five years, except in exceptional cases where there are early releases of funds. This Company savings plan would maintain the Company's ability to compensate and incentivize employees competitively and align the incentives of Company employees with corporate performance through equity ownership.

        For the full text of Proposal No. 25, please see Annex A.

Vote Required

        The approval of the share capital increase for the issuance of shares to participants in a company savings plan, requires the affirmative vote of a two-thirds majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE SHARE CAPITAL INCREASE FOR THE ISSUANCE OF SHARES TO
PARTICIPANTS IN A COMPANY SAVINGS PLAN.

 PROPOSAL NO. 26

APPROVAL OF AMENDMENTS TO THE COMPANY'S BY-LAWS

        To make the Company's By-laws consistent with recent changes in French law, Proposal No. 26 seeks shareholder approval to amend the Company's By-laws. Specifically, Proposal No. 26 seeks shareholder approval for amendments to amend Articles 15, 17 and 20.

        Prior to recent changes in Article L. 225-37 of the French Commercial Code, our board of directors was, unlike a typical U.S. domiciled company, prohibited from taking any action by written consent. As a result, any action requiring formal approval of the board of directors was required to be obtained at a meeting of the board of directors. If approved, the amendment to Article 15 of the By-laws would authorize the board of directors to take actions by written consultation of the directors on the following matters only: (i) provisional appointment of a new director in the case of a vacancy on the board of directors; (ii) authorization to grant guarantees; (iii) updating of the By-laws to ensure compliance with legislative and regulatory provisions; (iv) convening of a shareholders general meeting; and (v) transfer of the headquarters within the same district.

        Changes to French law pertaining to the compensation of directors have removed the reference to attendance fees (jetons de présence). The amendment to Article 17 of the By-Laws, if approved, would place our By-laws in compliance with the provisions of Article L. 225-45 of the French Commercial Code as amended by article 185 of the law n°2019-486 of 22 May 2019.

        Recent changes in French law have also modified how votes are counted with respect to deliberations of the Ordinary General Meeting of shareholders and the Extraordinary General Meeting of shareholders. Prior to the changes in French law, abstentions on a particular resolution were treated as "Against" votes and therefore effected the outcome of the vote. Pursuant to the revision to French law, only votes affirmatively cast "For" or "Against" a resolution will be counted. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. As a result, abstentions are not counted and have no effect on the outcome of the vote. If approved, the amendments to Article 20 of the By-laws would amend our By-laws to be consistent with this change in French law. As a result, for resolutions falling within the Ordinary General Meeting to be approved, they would need to receive a majority of votes cast by shareholders present or represented at the meeting and for resolutions falling within the Extraordinary General Meeting to be approved, they would need to be approved by a two-thirds majority of votes cast by the shareholders present or represented. Such changes would bring our By-Laws into compliance with the provisions of Articles L. 225-96 and L. 225-98 of the French Commercial Code as amended by article 16 of the law n°2019-744 of July 19, 2019.

        For the full text of Proposal No. 26, please see Annex A.

Vote Required

        The approval of the amendments to the Company's By-laws requires the affirmative vote of a two-thirds majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE APPROVAL OF AMENDMENTS TO THE COMPANY'S BY-LAWS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our Ordinary Shares as of February 28, 2020 for:

  •
  each person or group, known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

  •
  each of our named executive officers;

  •
  each of our directors and nominees for director; and

  •
  all of our current directors and executive officers as a group.

        We have based our calculation of the percentage of beneficial ownership on 31,277,251 shares of our Ordinary Shares outstanding as of February 28, 2020. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of shares to persons who possess sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

        As required by SEC rules, we have deemed shares of our Ordinary Shares subject to stock options or BSAs that are currently exercisable or exercisable within 60 days of February 28, 2020 and RSUs and PSUs that are subject to vesting within 60 days of February 28, 2020 to be beneficially owned by the person holding the stock option, BSA, RSU or PSU for the purpose of computing the percentage ownership of that person. These shares, however, are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

        Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Talend, Inc., 800 Bridge Parkway, Redwood City, CA 94065. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholders:
FMR LLC(1)	2,957,621	9.5%
Putnam Investments, LLC(2)	2,864,972	9.2%
Praesidium Investment Company, LLC(3)	1,742,709	5.6%
Bpifrance Investissement(4)	1,612,895	5.2%
Wells Fargo & Company(5)	1,579,253	5.0%
Named Executive Officers and Directors:
Christal Bemont	—	—
Adam Meister(6)	29,937	*
Laurent Bride(7)	78,373	*
Nora Denzel(8)	24,751	*
Elizabeth Fetter	—	—
Patrick Jones(9)	52,511	*
Brian Lillie(10)	12,935	*
Mark Nelson(11)	11,836	*
Steve Singh(12)	45,643	*
Thierry Sommelet(13)	—	—
Michael Tuchen(14)	1,288,605	4.1%
All current executive officers and directors as a group (12 persons)(15)	1,544,591	4.9%

*
Represents beneficial ownership of less than one percent (1%) of our outstanding Ordinary Shares.

(1)
Based on a Schedule 13G/A filed with the SEC on February 7, 2020 as of December 31, 2019, FMR LLC ("FMR"), holds sole voting power with respect to 462,054 Ordinary Shares and sole dispositive power with respect to 2,957,621 Ordinary Shares. According to the report, Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address for FMR is 245 Summer Street, Boston, Massachusetts 02210.

(2)
Based on a Schedule 13G/A filed with the SEC on February 14, 2020, as of December 31 2019, Putnam Investments, LLC ("Putnam"), holds sole voting power with respect to 161,250 Ordinary Shares and sole dispositive power with respect to 2,864,972 Ordinary Shares. The address for Putnam is 100 Federal Street, Boston, Massachusetts 02210.

(3)
Based on a Form 13F filed with the SEC on February 14, 2020, as of December 31, 2019, Praesidium Investment Management Company, LLC ("Praesidium"), holds sole voting power with respect to 1,642,119 Ordinary Shares and sole dispositive power with respect to 1,742,709 Ordinary Shares. The address for Praesidium is 1411 Broadway, 29th Floor, New York, New York 10018.

(4)
Consists of 1,612,895 Ordinary Shares held of record by FCPI ETI 2020, an entity affiliated with Bpifrance Investissement S.A.S. ("Bpifrance"). Bpifrance Participations S.A. is a French public investment fund specializing in the business of equity financing via direct investment or fund of funds and is wholly-owned by Bpifrance S.A. a French financial institution especially created for this purpose. Bpifrance is controlled by Bpifrance S.A., a French financial institution. Caisse des Dépots et Consignations, a French special public entity (établissement special) and EPIC Bpifrance, a French public institution of industrial and commercial nature, each hold 50% of the share capital of Bpifrance S.A. and jointly control Bpifrance S.A. The address for these entities is 27-31, avenue du Général Leclerc, 94710 Maisons-Alfort Cedex, France.

(5)
Based on a Schedule 13G filed with the SEC on February 4, 2020, as of December 31, 2019, Wells Fargo & Company ("Wells Fargo"), holds sole voting power with respect to 21,090 Ordinary Shares, shared voting power with respect to 124,752 Ordinary Shares, sole dispositive power with respect to 21,090 Ordinary Shares, and shared dispositive power with respect to 1,558,163 Ordinary Shares. The address for Wells Fargo is 420 Montgomery Street, San Francisco, California 94163.

(6)
Consists of (i) 2,000 Ordinary Shares held by Mr. Meister, and (ii) 27,937 Ordinary Shares underlying RSUs and PSUs that are deemed beneficially owned because vesting of the awards accelerates in the event of Mr. Meister's resignation.

(7)
Consists of (i) 36,371 Ordinary Shares held by Mr. Bride, (ii) 16,589 options exercisable as of February 28, 2020, (iii) 4,918 options exercisable within 60 days of February 28, 2020; (iv) 10,496 Ordinary Shares issuable upon vesting of RSUs and PSUs scheduled to vest within 60 days of February 28, 2020, and (v) 9,999 Ordinary Shares underlying RSUs and PSUs that are deemed beneficially owned because vesting of the awards accelerates in the event of Mr. Bride's resignation.

(8)
Consists of (i) 2,390 Ordinary Shares held by Ms. Denzel and (ii) 22,361 BSAs exercisable within 60 days of February 28, 2020.

(9)
Consists of 52,511 BSAs exercisable within 60 days of February 28, 2020.

(10)
Consists of 12,935 BSAs exercisable within 60 days of February 28, 2020.

(11)
Consists of 11,836 BSAs exercisable within 60 days of February 28, 2020.

(12)
Consists of (i) 3,000 Ordinary Shares held by Mr. Singh and (ii) 42,643 BSAs exercisable within 60 days of February 28, 2020.

(13)
Mr. Sommelet serves as a managing director of Bpifrance Investissement. Mr. Sommelet does not exercise power to direct the voting or disposition of, or to receive the economic benefit of ownership of, the shares held by Bpifrance Investissement listed in footnote (3) above.

(14)
Consists of (i) 434,810 Ordinary Shares held by Mr. Tuchen; (ii) 42,043 Ordinary Shares held of record by The 2015 Tuchen Family Irrevocable Trust for which Mr. Tuchen's spouse serves as trustee; (iii) 68,648 Ordinary Shares held of record in IRA accounts for Mr. Tuchen; (iv) 688,680 options exercisable as of February 28, 2020, (iii) 9,242 options exercisable within 60 days of February 28, 2020; (iv) 23,183 Ordinary Shares issuable upon vesting of RSUs and PSUs scheduled to vest within 60 days of February 28, 2020, and (v) 21,999 Ordinary Shares underlying RSUs and PSUs that are deemed beneficially owned because vesting of the awards accelerates in the event of Mr. Tuchen's termination of service.

(15)
Consists of (i) 589,262 Ordinary Shares held, directly or indirectly, by our current executive officers and directors; (ii) 705,269 options exercisable as of February 28, 2020, (iii) 14,160 options exercisable within 60 days of February 28, 2020 (iv) 142,286 BSAs exercisable within 60 days of February 28, 2020; (v) 33,679 Ordinary Shares issuable upon vesting of RSUs and PSUs scheduled to vest within 60 days of February 28, 2020, and (vi) 59,935 Ordinary Shares underlying RSUs and PSUs that are deemed beneficially owned because vesting of the awards accelerates in the event the person resigns or terminates service.

 RELATED PERSON TRANSACTIONS

        In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements discussed above in the sections titled "Board of Directors and Corporate Governance—Director Compensation" and "Executive Compensation," we describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding share capital, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

        Other than as described below, there has not been, nor is there any currently proposed, transactions or series of similar transactions to which we have been or will be a party.

Transactions with our Principal Shareholders, Directors and Executive Officers

  Shareholder Agreement

        We have entered into the Shareholder Agreement with entities affiliated with Balderton Capital, Bpifrance Investissement, Idinvest Partners and Silver Lake Sumeru, which are referred to as our Major Shareholders. The Shareholder Agreement, as further described below, contains specific rights, obligations and agreements of these parties as holders of our Ordinary Shares or equity securities representing our Ordinary Shares (including the ADRs), which we refer to herein, collectively, as Company Securities. In addition, the Shareholder Agreement contains provisions related to the composition of our board of directors.

  Voting Rights

        Under the Shareholder Agreement, our existing shareholders that are affiliated with our Major Shareholders have agreed to take all necessary action, including casting all votes to which such existing shareholders are entitled to cast at any general or special meeting of shareholders, so as to ensure that the composition of our board of directors complies with (and includes all of the nominees in accordance with) the provisions of the Shareholder Agreement related to the composition of our board of directors.

  Registration Rights

        Under the Shareholder Agreement, certain holders of Company Securities have the right, subject to certain limitations, to demand that we register the sale of Company Securities now held by them, other than Company Securities (i) which have previously been registered, (ii) which have been sold to the public either pursuant to a registration statement or Rule 144, or (iii) which have been sold in a private transaction in which the transferor's rights under the Shareholder Agreement are not validly assigned in accordance with the Shareholder Agreement (which we refer to herein, collectively, as Registrable Securities).

        In addition, certain holders of Company Securities have the right to request that we register the sale of Registrable Securities to be sold by them on Form F-3 or Form S-3 (as applicable) and, no more than three times during any 12-month period, each such holder may demand that we make available shelf registration statements permitting sales of Registrable Securities into the market from time to time over an extended period. Subject to certain limitations, at any time when we have an effective shelf registration statement, certain shareholders each shall have the right to make no more than two marketed takedown demands during any 12-month period.

        In addition, certain holders of Company Securities have the ability to exercise certain piggyback registration rights in respect of Registrable Securities in connection with registered offerings requested by certain other shareholders or initiated by us.

        With respect to each Major Shareholder, registration rights under the Shareholder Agreement will terminate on the earlier of (i) the date when all Registrable Securities may immediately be sold under Rule 144 and the Registrable Securities for each Major Shareholder represents less than one percent of the Company Securities, and (ii) on the seven-year anniversary of the date of our IPO. This termination provision has been triggered with respect to each Major Shareholder other than entities affiliated with Bpifrance Investissement.

Agreements with our Directors and Officers

  Employment and Related Agreements

        For a discussion of our employment agreements with our executive officers, see "Executive Compensation".

  Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and executive officers. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

        Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by the company or through liability insurance.

        We maintain liability insurance for our directors and officers, including insurance against liability under the Securities Act, and we have entered into agreements with our directors and executive officers to provide contractual indemnification to bear attorneys' fees and costs that are not otherwise covered by insurance for directors prevailing in a third-party action.

        We believe that this insurance and these agreements are necessary to attract qualified directors and executive officers.

        These agreements may discourage shareholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and executive officers, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these insurance agreements.

        Certain of our non-employee directors may, through their relationships with their employers or partnerships, be insured against certain liabilities in their capacity as members of our board of directors.

  Employment Arrangement

        Corinne Chaumont-Bride, Mr. Bride's spouse, is employed by one of our subsidiaries, Talend, Inc. Since the beginning of fiscal 2019, she received from us cash compensation, comprised of base pay, cash bonuses and 401(k) employer matching contributions, of approximately $125,111 in 2019 and approximately $36,761 in fiscal 2020 through March 31, 2020, and two time-based RSU award grants of 1,000 and 2,700 Ordinary Shares, each approved by the board of directors in 2019, with an aggregate grant date fair market value of $153,252. Her compensation is consistent with other employees at her level, with similar responsibilities, skill, experience and performance. She also participates in company benefit programs generally available to similarly situated employees.

Other Transactions

        Bpifrance Financement provides advances for research and development projects, which we reimburse should the project be successful. Bpifrance Financement is registered as a bank with the French Banking Authority. Thierry Sommelet, one of our directors, is a director of Bpifrance Investissement (an affiliate of Bpifrance Financement), and an entity affiliated with Bpifrance Investissement holds more than 5% of our Ordinary Shares.

        In connection with our acquisition of Restlet SAS in November 2017, we assumed debt totaling $1.2 million related to advances for research and development projects from Bpifrance Financement to Restlet SAS. As of December 31, 2019, the debt had a carrying value of $0.7 million. We are repaying these advances quarterly from July 2018 to March 2024. As of December 31, 2019, the balance due on these advances is €604,500 or USD $679,095 at a euro to U.S. dollar exchange rate of €1 = $1.1234 using the European Central Bank rate as of December 31, 2019.

        Mark Nelson, a member of our board of directors, has also served as the Executive Vice President of Product Development at Tableau Software, Inc., a software company, since May 2018. Tableau, Inc. is also a wholly-owned subsidiary of Salesforce.com. Inc., a software company. We have purchased and may purchase from time to time, software and other products and services from each of Tableau Software, Inc. and Salesforce.com, Inc. in the ordinary course of business and Tableau Software, Inc. and Salesforce.com, Inc. have purchased and may from time to time purchase software and other services from us in the ordinary course of business. Mr. Nelson did not participate in negotiations involving, and does not have a direct or indirect material interest in, these transactions.

Policies and Procedures for Related Party Transactions

        Our audit committee has the primary responsibility for reviewing related party transactions and recommending approval to the board of directors, which under French law must make the final determination. We have a formal written policy providing that a related party transaction is any transaction between us and an executive officer, director, nominee for director, beneficial owner of more than 5% of any class of our share capital, or any member of the immediate family of any of the foregoing persons, and in which such party has a direct or indirect material interest. In reviewing any related party transaction, our audit committee and board of directors is to consider the relevant facts and circumstances available to our audit committee, including, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party's interest in the transaction. Our audit committee and board of directors has determined that certain transactions will be deemed to be pre-approved by our audit committee and board of directors, including certain executive officer and director compensation, transactions with another company at which a related party's only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company's shares, transactions where a related party's interest arises solely from the ownership of our Ordinary Shares and all holders of our Ordinary Shares received the same benefit on a pro rata basis, and transactions available to all employees generally.

        We did not follow the aforementioned related party transaction policy with respect to Mr. Bride's spouse's employment relationship with us because it was entered into before we adopted this policy during our initial public offering. In February 2020, our board of directors formally approved and ratified, upon the recommendation of the audit committee, the employment arrangement with Mr. Bride's spouse.

 OTHER MATTERS

Incorporation by Reference

        The SEC allows us to "incorporate by reference" certain information we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and information that we file later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We are incorporating by reference the following, which includes the information required by Item 13(a) of Schedule 14A:

  •
  Sections of our Annual Report on Form 10-K for our fiscal year ended December 31, 2019, filed with the SEC on March 17, 2020: "Part II. Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations," "Part II. Item 7A—Quantitative and Qualitative Disclosure about Market Risk," "Part II. Item 8—Financial Statements and Supplementary Data" and "Part II. Item 9—Changes in and Disagreements with Accountants on Accounting and Financial Disclosure".

Fiscal Year 2019 Annual Report and SEC Filings

        Our financial statements for our fiscal year ended December 31, 2019 are included in our Annual Report on Form 10-K, which we will make available to shareholders at the same time as this proxy statement. This proxy statement and our annual report are posted on the Financial Information section of our website at https://investor.talend.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Talend S.A., Attention: General Counsel, 9, rue Pages, 92150 Suresnes, France.

*        *        *

        The board of directors does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our Ordinary Shares they represent in accordance with their own judgment on such matters.

        It is important that your shares of our Ordinary Shares be represented at the Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote in accordance with the procedures described herein.

THE BOARD OF DIRECTORS
April 27, 2020

ANNEX A

ENGLISH TRANSLATION OF THE FULL TEXT OF RESOLUTIONS TO BE
VOTED ON AT THE ANNUAL GENERAL MEETING

RESOLUTIONS SUBMITTED TO THE COMBINED SHAREHOLDERS' MEETING AS OF JUNE 30, 2020

First Resolution

        Ratification of the provisional appointment of Ms. Elizabeth Fetter as Director.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

        having considered the Board of Directors' report,

        having noted that the Board of Directors, at its meeting held on January 2, 2020, appointed on a provisional basis Ms. Elizabeth Fetter as a director to replace Mr. John Brennan, who has resigned, for the remaining period of the latter's term of office, i.e. up to the Ordinary General Shareholders' Meeting called to approve the financial statements for the financial year ending December 31, 2021, ratifies the co-optation of Ms. Elizabeth Fetter as a director and, as far as necessary, any grant of warrants and payment of attendance fees decided by the Board of Directors since her nomination.

Second Resolution

        Ratification of the provisional appointment of Ms. Christal Bemont as Director.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

        having considered the Board of Directors' report,

        having noted that the Board of Directors, at its meeting held on January 8, 2020, appointed on a provisional basis Ms. Christal Bemont as a director to replace Ms. Nanci Caldwell, who has resigned, for the remaining period of the latter's term of office, i.e. up to the Ordinary General Shareholders' Meeting called to approve the financial statements for the financial year ending December 31, 2020, ratifies the co-optation of Ms. Christal Bemont as a director and, as far as necessary, any grant of warrants and payment of attendance fees decided by the Board of Directors since her nomination.

Third Resolution

        Approval, on an advisory basis, of the compensation of our named executive officers.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

        having considered the Board of Directors' report,

        approves, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion.

Fourth Resolution

        Approval of the financial statements for the year ended December 31, 2019.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

        having considered the Board of Directors' management report on the Company's business and situation during the financial year ended December 31, 2019, the financial statements for the aforementioned year and the Statutory Auditors' report on the performance of their responsibilities during the year, approves the financial statements for the year ended December 31, 2019, as presented to it, as well as the transactions reflected in these accounts and summarized in these reports,

        duly notes that these annual financial statements do not address excess amortization and non-deductible amortization and that the amount of the non-deductible expenses referred to in Article 39-4 of the French General Tax Code during the financial year amounts to €0 and consequently approves these expenses and the corresponding tax.

Fifth Resolution

        Allocation of earnings for the year ended December 31, 2019.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

        having considered the Board of Directors' management report,

        recognizing that the losses for the year ended December 31, 2019 amount to a total of €11,344,729,

        resolves to allocate these losses to "retained earnings", the balance of which, after this allocation, will amount to €136,348,841,

        in accordance with applicable legal provisions, it is recalled that no dividend has been paid in respect of any of the past three years.

Sixth Resolution

        Approval of the consolidated financial statements for the year ended December 31, 2019.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

        having considered the report on the management of the group during the financial year ended December 31, 2019 and the financial statements for the aforementioned year and the Statutory Auditors' report on the financial statements, approves the annual financial statements for the year ended December 31, 2019 as presented which show a comprehensive loss of $60.8 million, and also the transactions reflected in these financial statements and summarized in these reports.

Seventh Resolution

        Approval of an indemnification agreement entered into with Ms. Elizabeth Fetter (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code).

        The Shareholders' Meeting, acting under the conditions of quorum and majority required for ordinary shareholders' meetings,

        having considered the special report of the Statutory Auditors concerning the agreements and undertakings referred to as in Article L. 225-38 of the French Commercial Code,

        having noted that the Board of Directors during its meeting held on January 2, 2020, authorized the conclusion of an indemnification agreement between the Company and Ms. Elizabeth Fetter, director, approves, in accordance with Article L. 225-40 of the French Commercial Code, the indemnification agreement entered into between the Company and Ms. Elizabeth Fetter, director.

Eighth Resolution

        Approval of an indemnification agreement entered into with Ms. Christal Bemont (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code).

        The Shareholders' Meeting, acting under the conditions of quorum and majority required for ordinary shareholders' meetings,

        having considered the special report of the Statutory Auditors concerning the agreements and undertakings referred to as in Article L. 225-38 of the French Commercial Code,

        having noted that the Board of Directors during its meeting held on January 8, 2020, authorized the conclusion of an indemnification agreement between the Company and Ms. Christal Bemont, CEO and director, approves, in accordance with Article L. 225-40 of the French Commercial Code, the indemnification agreement entered into between the Company and Ms. Christal Bemont, CEO and director.

Ninth Resolution

        Approval of a separation agreement and release entered into with Mr. Michael Tuchen (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code).

        The Shareholders' Meeting, acting under the conditions of quorum and majority required for ordinary shareholders' meetings,

        having considered the special report of the Statutory Auditors concerning the agreements and undertakings referred to as in Article L. 225-38 of the French Commercial Code,

        having noted that the Board of Directors during its meeting held on January 8, 2020, authorized the conclusion of a separation agreement and release between the Company and Mr. Michael Tuchen, director, approves, in accordance with Article L. 225-40 of the French Commercial Code, the separation and release agreement entered into between the Company and Mr. Michael Tuchen, director.

Tenth Resolution

        Setting of the global amount of Directors' compensation allocated to the Board of Directors.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

        having considered the Board of Directors' report,

        resolves to set at €1,500,000 the global amount of Directors' compensation for the 2020 financial year and for each subsequent financial year until otherwise resolved by a further decision of the Ordinary General Shareholders' Meeting.

Eleventh Resolution

        Ratification of the selection of KPMG LLP as the independent registered public accountant for the Company for the fiscal year ending December 31, 2020 with respect to the Company's financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

        recalls that KPMG SA and VACHON et ASSOCIES are and will remain the statutory auditors of the Company until the end of the ordinary general meeting of shareholders called to approve the financial statements for the year ending December 31, 2023, notes that pursuant to an engagement letter entered into between the Company and KPMG LLP, the Company has mandated KPMG LLP for the special mission of serving as the independent registered public accountant for the Company for the fiscal year ending December 31, 2020 with respect to the Company's financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes, notes that this agreement was approved by the Audit Committee of the Board of Directors of the Company and signed by the Chief Executive Officer on March 30 2020,

        decides to ratify the nomination of KPMG LLP for the said special mission.

Twelfth Resolution

        Ratification of the transfer of the headquarters of the Company.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

        having considered the Board of Directors' report,

        in accordance with Article L. 225-36 of the French Commercial Code and Article 4 of the Company's Bylaws,

        ratifies the transfer of headquarters, decided by the Board of Directors at its meeting held on April 10, 2020, from 9 rue Pages, 92150, Suresnes, France, to 5/7, rue Salomon de Rothschild, 92150 Suresnes, France.

Thirteenth Resolution

        Delegation of authority given to the Board of Directors to increase the share capital by issuing ordinary shares and/or other securities, with shareholders' preferential subscription right.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report and the statutory auditors' report,

        in accordance with the provisions of the French Commercial Code, and in particular Articles L. 225-129 et seq., L. 225-132, L. 225-133, L. 225-134, L. 228-91 to L. 228-93,

        delegates to the Board of Directors its authority to decide the increase of the share capital with shareholders' preferential subscription right, on one or more occasions, in such amounts and at such times as it shall decide, in France or abroad, in Euros, or any other currency or monetary unit established by reference to several currencies at the discretion of the Board of Directors, by issuing:

  (i)
  ordinary shares of the Company;

  (ii)
  equity securities giving access to other equity securities of the Company or giving right to the allocation of debt securities of the Company;

  (iii)
  other securities (including in particular, all debt securities) giving access to equity securities of the Company;

  (iv)
  other securities (including in particular, all debt securities) giving access to equity securities of any company which directly or indirectly owns more than half of the Company's share capital or of which the Company directly or indirectly owns more than half of the share capital;

        which may be subscribed for either in cash or by offsetting debts.

        resolves that the securities thus issued may consist of debt securities, be associated with the issue of such securities or allow them to be issued as intermediate securities,

        resolves that the shareholders have, in proportion to the amount of their shares, a preferential subscription right to subscribe to the ordinary shares or securities which, if applicable, will be issued pursuant to this delegation, grants to the Board of Directors the power to grant shareholders the right to subscribe, on a reducible basis, a greater number of shares or securities than they could subscribe on an irreducible basis, in proportion to the rights they have and, in any case, within the limit of their request, decides to set at €480,000 (or the equivalent of this amount in the event of issue in another currency) the maximum nominal amount of the capital increases that may be carried out, immediately or in the future, under this resolution, it being specified that:

  •
  the maximum nominal amount of capital increases that may be carried out immediately or in the future under this delegation will be deducted from the amount of the global limit provided for in the Nineteenth Resolution below,

  •
  to this global limit shall be added, where applicable, the nominal value of the shares to be issued in order to preserve the rights of the holders of securities and other rights giving access to the capital, in accordance with the law and, where applicable, contractual provisions, decides to set at €200,000,000 (or the equivalent of this amount in case of issue in another currency) the maximum nominal amount of the debt securities that may be issued pursuant to this delegation, it being specified that:

  •
  this amount will be increased, if applicable, by any redemption premium above par,

  •
  this amount will be deducted from the overall limit referred to in the Nineteenth Resolution below,

  •
  this limit does not apply to debt securities referred to in Articles L. 228-40, L. 228-36-A, and L. 228-92 paragraph 3 of the French Commercial Code, whose issuance would be decided or authorized by the Board of Directors under the conditions provided by Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with the provisions of Article L. 228-36-A of the French Commercial Code,

        decides that, if the subscriptions received do not account for the full amount of a subscription, the Board of Directors may use one or more of the various means provided by law in the order it deems appropriate and in particular:

  •
  limit the issue to the amount of the subscriptions, on the condition that they amount to at least three quarters of the amount of the initial issue,

  •
  freely distribute all or part of the unsubscribed securities among persons of its choosing, and

  •
  offer to the public, either in France or abroad, all or part of the unsubscribed securities,

        resolves that issues of share warrants of the Company may be made by subscription offer, but also by free allocation to the owners of the existing shares,

        resolves that in the event of a free allocation of share warrants, the Board of Directors may decide that any fractional allocation rights will not be negotiable and that the corresponding shares will be sold, acknowledges that, in accordance with the provisions of Article L. 225-132 of the French Commercial Code, the decision to issue securities giving access to the Company's share capital shall imply that the shareholders waive their preferential subscription right to the shares to which the securities issued entitles them, immediately and/or in the future, for the benefit of the holders of those securities;

        decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders' Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

        decides that the delegation thus granted to the Board of Directors is valid for a period of twenty-six (26) months from this meeting,

        resolves that the Board of Directors will have all powers to implement, in accordance with the conditions set by law and the Bylaws, this delegation in order to, in particular:

  •
  decide on the capital increase and determine the securities to be issued and, more generally, decide on the issues pursuant to this delegation,

  •
  decide the amount of the capital increase and, more generally, the amount of the issue in the event of the issue of securities, the issue price and the amount of any premium that may, if applicable, requested pursuant the issuance,

  •
  set the dates, terms and conditions of any issue and the form and characteristics of the shares or securities giving access to the capital to be issued, with or without a premium,

  •
  set the date of the possible retroactive dividend rights of the shares or securities giving access to the capital to be issued, their method of payment and, where applicable, the conditions for the exercise of rights of exchange, conversion, refund or allotment of any other type of shares or securities giving access to the capital,

  •
  make any necessary adjustments in accordance with legal or regulatory provisions and, where applicable, contractual stipulations, to protect the rights of holders of securities and other rights giving access to the Company's capital,

  •
  to suspend, if necessary, the exercise of the rights attached to these securities for a maximum period of three months, and

  •
  with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

        decides that the Board of Directors may:

  •
  on its sole initiative and when it deems it appropriate, deduct the fees, rights and expenses arising from the capital increases carried out pursuant to the delegation referred to in this resolution, from the amount of the premiums related to these transactions and to deduct, on the amount of these premiums, the sums necessary to bring the legal reserve up to one-tenth of the new capital, after each transaction,

  •
  make any decision to get the securities and securities so issued admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company's shares would then be listed and, more generally, take any measures, enter into any commitment and carry out any formalities necessary for the successful completion of the proposed issuance, and finalize the resulting capital increase definitive and amend the Bylaws accordingly.

Fourteenth Resolution

        Delegation of authority given to the Board of Directors to increase the share capital by issuing ordinary shares, and/or other securities, without shareholders' preferential subscription right, by way of an offer to the public excluding offerings referred to in Article L. 411-2 1° of the French Monetary and Financial Code.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report and the statutory auditors' report,

        in accordance with the provisions of the French Commercial Code, and in particular Articles L. 225-129 et seq., L. 225-135, L. 225-136, and L. 228-91 to L. 228-93,

        delegates to the Board of Directors its authority to decide, by way of an offer to the public (excluding offerings referred to in Article L. 411-2 1° of the French Monetary and Financial Code), to issue, without shareholders' preferential subscription right, on one or more occasions, in such amounts and at such times as it may determine, in France or abroad, in Euros, or any other currency or monetary unit established by reference to several currencies at the discretion of the Board of Directors:

  (i)
  ordinary shares of the Company;

  (ii)
  equity securities giving access to other equity securities of the Company or giving right to the allocation of debt securities of the Company;

  (iii)
  other securities (including in particular, all debt securities) giving access to equity securities of the Company;

  (iv)
  other securities (including in particular, all debt securities) giving access to equity securities of any company which directly or indirectly owns more than half of the Company's share capital or of which the Company directly or indirectly owns more than half of the share capital;

        which may be subscribed for either in cash or by offsetting debts.

        delegates to the Board of Directors its authority to decide the issuance of shares or securities giving access to the Company's share capital to be issued following the issue of securities giving access to the share capital of the Company, by any company which directly or indirectly owns more than half of the Company's share capital or of which the Company directly or indirectly owns more than half of the share capital. This resolution automatically waives, for the benefit of holders of securities to be issued by any company in the Company's group, the shareholders' preferential subscription right of the Company's shareholders with respect to the ordinary shares or securities giving access to the share capital of the Company to which the securities issued entitle them.

        resolves that the securities thus issued may consist of debt securities, be associated with the issue of such securities or allow them to be issued as intermediate securities,

        resolves to waive the shareholders' preferential subscription right with respect to the ordinary shares or securities issued pursuant to this delegation,

        decides to give to the Board of Directors, if in the use of this delegation the shares of the Company are admitted to trading on a regulated market within the meaning of the French Commercial Code, the option to grant, to the benefit of the shareholders, and for all or part of the issues, a right of priority to subscribe to such shares during the period and according to the terms it will set in accordance with the provisions of Article L. 225-135 of the French Commercial Code, with this priority not giving rise to the creation of negotiable rights, but which may be exercised both on an irreducible and a reducible basis, acknowledges that, in accordance with the provisions of Article L. 225-132 of the French Commercial Code, the decision to issue securities giving access to the Company's share capital shall imply that the shareholders waive their preferential subscription right to the shares to which the securities issued entitles them, immediately and/or in the future, for the benefit of the holders of those securities, decides that the offer to the public decided pursuant to this resolution, may be combined, in the context of a same issue or of multiple issues carried out simultaneously, with an offer to the public referred to in Article L.411-2 1° of the French Monetary and Financial Code,

        decides to set at €480,000 (or the equivalent of this amount in the event of issue in another currency) the maximum nominal amount of the capital increases that may be carried out, immediately and / or in the future, under of this resolution, it being specified that:

  •
  the maximum nominal amount of the capital increases that may be carried out immediately or in the future under this delegation will be deducted from the amount of the overall limit provided for in the Nineteenth Resolution below,

  •
  to this global limit shall be added, as the case may be, the nominal value of the shares to be issued to preserve, in accordance with the law and, where applicable, the applicable contractual provisions, the rights of the holders of securities and other rights giving access to the capital, decides to set at €200,000,000 (or the equivalent of this amount in case of issue in another currency) the maximum nominal amount of the debt securities that may be issued under this delegation, it being specified that:

  •
  this amount will be increased, if applicable, by any redemption premium above par,

  •
  this amount will be deducted from the overall limit referred to in the Nineteenth Resolution below,

  •
  this ceiling does not apply to debt securities referred to in Articles L. 228-40, L. 228-36-A, and L. 228-92 paragraph 3 of the French Commercial Code, whose issuance is decided or authorized by the Board of Directors under the conditions set out in Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions that the Company may determine in accordance with the provisions of Article L. 228-36-A of the French Commercial Code,

        decides that, if the subscriptions received do not account for the full amount of a subscription, the Board of Directors may use one or more the various means provided by law in the order it deems appropriate and in particular:

  •
  limit the issue to the amount of the subscriptions, on the condition that they amount to at least three quarters of the amount of the initial issue,

  •
  freely distribute all or part of the unsubscribed securities among persons of its choosing, and

  •
  offer to the public, either in France or abroad, all or part of the unsubscribed securities,

        decides that the issue price of the shares that may be issued pursuant to this delegation shall be fixed by the Board of Directors and, as long as shares of the Company (whether or not in the form of American Depositary Shares) are admitted to trading on the Nasdaq Global Market in the United States of America, shall be at least equal to the volume-weighted average trading price for the last trading day prior to the setting of the price of the issue, which may be reduced by a maximum discount of 5% (provided that if, when using this delegation, the Company's shares are admitted to trading on a regulated market within the meaning of the French Commercial Code, the price would be set in accordance with the provisions of Articles L. 225-136 1° and R.225-119 of the French Commercial Code), taking into account, if applicable, the date of any dividend rights and being specified that the issue price of securities giving access to the capital, if any, issued pursuant to this delegation shall be such that the sum received immediately by the Company, plus the amount that may be collected by the Company upon the exercise or conversion of such securities, is, for each share issued as a result of the issue of such securities, at least equal to the minimum amount referred to above, resolves that the Board of Directors will have all powers to implement, in accordance with the conditions set by law and the Bylaws, this delegation in order to, in particular:

  •
  decide on the capital increase and determine the securities to be issued and, more generally, decide on the issues pursuant to this delegation,

        decide the amount of the capital increase and, more generally, the amount of the issue in the event of the issue of securities, the issue price and the amount of any premium that may, if applicable, be requested pursuant the issuance,

  •
  set the terms and conditions of any issue and the form and characteristics of the shares or securities giving access to the capital to be issued, with or without a premium, their date of the possible retroactive dividend rights, their method of payment and, where applicable, the conditions for the exercise of rights of exchange, conversion, redemption or allotment of any other type of shares or securities giving access to the capital,

  •
  make any necessary adjustments in accordance with legal or regulatory provisions and, where applicable, contractual stipulations, to protect the rights of holders of securities and other rights giving access to the Company's capital,

  •
  suspend, if necessary, the exercise of the rights attached to these securities for a maximum period of three months, and

  •
  with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

        decides that the Board of Directors may:

  •
  on its sole initiative and when it deems it appropriate, deduct the fees, rights and expenses arising from the capital increases carried out pursuant to the delegation referred to in this resolution, from the amount of the premiums related to these transactions and to deduct, from the amount of these premiums, the sums necessary to bring the legal reserve up to one-tenth of the new capital, after each transaction,

  •
  make any decision to get the securities and securities so issued admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company's shares would then be listed and, more generally,

  •
  take any measures, enter into any commitment and carry out any formalities necessary for the successful completion of the proposed issuance, and finalize the resulting capital increase definitive and amend the Bylaws accordingly.

        decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders' Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

        decides that the delegation granted to the Board of Directors is valid for a period of twenty-six (26) months as from the date of this meeting.

Fifteenth Resolution

        Delegation of authority given to the Board of Directors to increase the capital by issuing ordinary shares, and/or other securities, without shareholders' preferential subscription right, to be issued by way of an offer to the public referred to in Article L. 411-2 1° of the French Monetary and Financial Code.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report and the statutory auditors' report,

        in accordance with the provisions of the French Commercial Code, and, in particular, Articles L. 225-129 and seq., L. 225-135, L. 225-136, L. 228-91 to L. 228-93,

        delegates to the Board of Directors its authority to decide, by way of an offer to the public referred to in 1° of Article L. 411-2 of the French Monetary and Financial Code, to issue, without shareholders' preferential subscription right, on one or more occasions, in such amounts and at such times as it shall decide, in France or abroad, in Euros, or any other currency or monetary unit established by reference to several currencies at the discretion of the Board of Directors:

  (i)
  ordinary shares of the Company;

  (ii)
  equity securities giving access to other equity securities of the Company or giving right to the allocation of debt securities of the Company;

  (iii)
  other securities (including in particular, all debt securities) giving access to equity securities of the Company;

  (iv)
  other securities (including in particular, all debt securities) giving access to equity securities of any company which directly or indirectly owns more than half of the Company's share capital or of which the Company directly or indirectly owns more than half of the share capital;

        which may be subscribed for either in cash or by offsetting debts.

        delegates to the Board of Directors its authority to decide the issuance of shares or securities giving access to the Company's share capital to be issued following the issue of securities giving access to the share capital of the Company, by any company which directly or indirectly owns more than half of the Company's share capital or of which the Company directly or indirectly owns more than half of the share capital. This resolution automatically waives, for the benefit of holders of securities to be issued by any company in the Company's group, the shareholders' preferential subscription right of the Company's shareholders with respect to the ordinary shares or securities giving access to the share capital of the Company to which the securities issued entitle them.

        resolves that the securities thus issued may consist of debt securities, be associated with the issue of such securities or allow them to be issued as intermediate securities,

        resolves to waive the shareholders' preferential subscription right on the ordinary shares or securities issued pursuant to this delegation,

        acknowledges that, in accordance with the provisions of Article L. 225-132 of the French Commercial Code, the decision to issue securities giving access to the Company's share capital shall imply that the shareholders waive their preferential subscription right to the shares to which the securities issued entitles them, immediately and/or in the future, for the benefit of the holders of those securities, resolves that the total nominal amount of share capital increases that may be carried out immediately or in the future under this delegation may not exceed €480,000, or, in any event, exceed the limits provided for by the regulations applicable on the day of the issue (indicatively, on the day of this general meeting, the issue of equity securities carried out by an offer referred to in Article L. 411-2 1° of the French Monetary and Financial Code is limited to 20% of the Company's share capital per year, such limit being assessed on the date of the Board of Directors' decision to use this delegation), the maximum amount to be increased, as the case may be, by the additional amount of shares to be issued to preserve, in accordance with legal or regulatory provisions and, where applicable, contractual provisions, the rights of holders of securities giving access to share capital, further resolves that the maximum nominal amount of share capital increase that may be completed under this resolution will be deducted from the overall ceiling provided for in the Nineteenth Resolution below, decides to set at €200,000,000 (or the equivalent of this amount in case of issue in another currency) the maximum nominal amount of the debt securities that may be issued under this delegation, it being specified that:

  •
  this amount will be increased, if applicable, by any redemption premium above par,

  •
  this amount will be deducted from the overall ceiling referred to in the Nineteenth Resolution below,

  •
  this limit does not apply to debt securities referred to in Articles L. 228-40, L. 228-36-A, and L. 228-92 paragraph 3 of the French Commercial Code whose issuance is decided or authorized by the Board of Directors under the conditions set out in Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions that the Company may determine in accordance with the provisions of Article L. 228-36-A of the French Commercial Code,

        decides that, if the subscriptions received do not account for the full amount of a subscription, the Board of Directors may use one or more of the various means provided by law in the order it deems appropriate and in particular:

  •
  limit the issue to the amount of the subscriptions, on the condition that they amount to at least three quarters of the amount of the initial issue, and

  •
  freely distribute all or part of the unsubscribed securities amongst persons of its choosing,

        decides that the issue price of the shares that may be issued pursuant to this delegation shall be fixed by the Board of Directors and, as long as shares of the Company (whether or not in the form of

American Depositary Shares) are admitted to trading on the Nasdaq Global Market in the United States of America, shall be at least equal to the volume-weighted average trading price for the last trading day prior to the setting of the price of the issue, which may be reduced by a maximum discount of 5% (provided that if, when using this delegation, the Company's shares are admitted to trading on a regulated market within the meaning of the French Commercial Code, the price would be set in accordance with the provisions of Articles L. 225-136 1° and R. 225-119 of the French Commercial Code), taking into account, if applicable, the date of any dividend rights and being specified that the issue price of securities giving access to the capital, if any, issued pursuant to this delegation shall be such that the sum received immediately by the Company, plus the amount that may be collected by the Company upon the exercise or conversion of such securities, is, for each share issued as a result of the issue of such securities, at least equal to the minimum amount referred to above, resolves that the Board of Directors will have all powers to implement, in accordance with the conditions set by law and the Bylaws, this delegation in order to, in particular:

  •
  decide on the capital increase and determine the securities to be issued and, more generally, decide on the issues pursuant to this delegation,

  •
  decide the amount of the capital increase and, more generally, the amount of the issue in the event of the issue of securities, the issue price and the amount of any premium that may, if applicable, be requested pursuant the issuance,

  •
  set the terms and conditions of any issue and the form and characteristics of the shares or securities giving access to the capital to be issued, with or without a premium, the date of their possible retroactive dividend rights, their method of payment and, where applicable, the conditions for the exercise of rights of exchange, conversion, redemption or allotment of any other type of shares or securities giving access to the capital,

  •
  make any necessary adjustments in accordance with legal or regulatory provisions and, where applicable, contractual stipulations, to protect the rights of holders of securities and other rights giving access to the Company's capital,

  •
  to suspend, if necessary, the exercise of the rights attached to these securities for a maximum period of three months, and

  •
  with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

        decides that the Board of Directors may:

  •
  on its sole initiative and when it deems it appropriate, charge the fees, duties and expenses arising from the capital increases carried out pursuant to the delegation referred to in this resolution, the amount of the premiums related to these transactions and collect, on the amount of these premiums, the sums necessary to bring the legal reserve up to one-tenth of the new capital, after each transaction,

  •
  make any decision to get the securities and securities so issued admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company's shares would then be listed and, more generally,

  •
  take any measures, conclude any commitment and carry out any formalities necessary for the successful completion of the proposed issue, as well as the effect of making the resulting capital increase definitive, and amend the Bylaws accordingly, decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders' Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, notes that this delegation, not being a general delegation of authority relating to the increase of capital without preferential subscription right, but a delegation of authority relating to the increase of the share capital without preferential subscription right by way of an offer to the public referred to in Article L. 411-2 1° of the French Monetary and Financial Code, does not have the same object as the Fourteenth resolution of this meeting, notes, therefore, that this delegation shall not render inoperative the Fourteenth Resolution of this meeting, the validity and term of which is not affected by this delegation,

        acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

        decides that the delegation granted to the Board of Directors is valid for a period of twenty-six (26) months from this meeting.

Sixteenth Resolution

        Delegation of authority given to the Board of Directors to increase the share capital by way of the issue of shares of the Company, without shareholders' preferential subscription right, for the benefit of a first category of persons meeting certain characteristics.

        The Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report and the Statutory Auditors' report,

        in accordance with the provisions of Articles L. 225-129 et seq. and L.225-138 of the French Commercial Code,

        delegates to the Board of Directors its authority to proceed with a capital increase, on one or more occasions, in the proportions and time it will decide, by its sole deliberation, by way of the issue of shares of the Company, decides to waive the preferential subscription right granted to shareholders under Article L. 225-132 of the French Commercial Code and to reserve the subscription of such shares to the following category of persons:

  •
  any trust, investment fund, company or other legal entity to be created, in France or abroad, in connection with permitting such entity to implement, as the case may be, an international Employee Stock Purchase Plan ("ESPP") adopted or to be adopted by the Company and available to all or a part of the employees of the Company and affiliated companies, in France or abroad, within the meaning of Article L. 225-180 of the French Commercial Code and who, in addition, satisfy any characteristics to be determined by the Board of Directors, decides that the total nominal amount of the share capital increases that may be carried out in accordance with the present resolution may not exceed €44,000, it being specified that (i) the nominal amount of the share capital increases that may be carried out pursuant to this resolution as well as the Seventeenth Resolution below will be counted against this ceiling and (ii) the nominal amount of any share capital increase carried out pursuant to this resolution will be counted against the aggregate maximum limit contemplated by the Nineteenth Resolution hereafter, it being specified that this maximum amount may be increased, as the case may be, by the additional amount of shares to be issued in order to preserve, in accordance with applicable law and regulations and, as the case may be, any contractual provisions, the rights of shareholders and holders of other rights giving access to shares, decides that the issuance price for a share shall be determined by the Board of Directors on the date of the decision to issue the shares and must be no less than, during each offering period, as defined in the ESPP ("Offering Period"), the Euro equivalent of eighty-five percent (85%) of the lower of the closing price in US dollars of an ADS or an ordinary share of the Company on the Nasdaq Global Market on the first day of the relevant Offering Period and on the last day of such period (or, as the case may be, on any other date during such period as shall be decided by the Board of Directors in accordance with the ESPP), as published in the Wall Street Journal or any other source that the Board of Directors shall judge to be reliable, decides that the Board of Directors shall have all other powers, in order to implement the present delegation and, in particular to:

  •
  determine the list of beneficiaries meeting the requirements mentioned above and benefiting from the suppression of the shareholders' preferential subscription right;

  •
  determine the number of shares to be subscribed by each beneficiary;

  •
  determine the amounts of the capital increases realized in accordance with this delegation and determine namely the subscription prices, dates, subscription periods, modalities and conditions of subscription, of liberation, of delivery and rights to interest of the shares as well as other conditions and modalities, within the legal and regulatory limits at the time of paying-up of the shares;

  •
  acknowledge the paying-up of the share capital increase(s) proportionally to the number of subscribed shares and modify the articles of association accordingly;

  •
  deduct, as the case may be, the costs of the share capital increases on the share premium amount corresponding to those share capital increases, and, as the case may be, take from this amount, the amount necessary to increase the legal reserve to one tenth of the new share capital post increase;

  •
  generally, take any measures and perform any formality appropriate to this issuance,

  •
  with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

        decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders' Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

        decides that this delegation is granted for a period of eighteen (18) months from the date of this meeting.

Seventeenth Resolution

        Delegation of authority given to the Board of Directors to increase the share capital by way of the issue of shares of the Company, without shareholders' preferential subscription right, for the benefit of a second category of persons meeting certain characteristics.

        The Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report and the Statutory Auditors' report,

        in accordance with the provisions of Articles L. 225-129 et seq. and L.225-138 of the French Commercial Code,

        delegates to the Board of Directors its authority to proceed with a capital increase, on one or more occasions, in the proportions and time it will decide, on its sole deliberation, by way of the issue of shares of the Company, decides to waive the preferential subscription right granted to shareholders under Article L. 225-132 of the French Commercial Code and to reserve the subscription of such shares to the following category of persons:

  •
  Employees of the Company and affiliated companies, in France and abroad, within the meaning of Article L. 225-180 of the French Commercial Code belonging to an ESPP and meeting the characteristics as may be determined, as the case may be, by the Board of Directors, decides that the total nominal amount of the share capital increases that may be carried out in accordance with the present resolution may not exceed €44,000 and will be counted against (i) the nominal limit of €44,000 provided for in the Sixteenth Resolution above and (ii) the aggregate maximum limit contemplated by the Nineteenth Resolution hereafter, it being specified that this maximum amount may be increased, as the case may be, by the additional amount of shares to be issued in order to preserve, in accordance with applicable law and regulations and, as the case may be, any contractual provisions, the rights of shareholders and holders of other rights giving access to shares, decides that the issuance price for a share shall be determined by the Board of Directors on the date of the decision to issue the shares and must be no less than, during each offering period, as defined in the ESPP ("Offering Period"), to the Euro equivalent of eighty-five percent (85%) of the lower of the closing price in US dollars of an ADS or an ordinary share of the Company on the Nasdaq Global Market on the first day of the relevant Offering Period and on the last day of such period (or, as the case may be, on any other date during such period as shall be decided by the Board of Directors in accordance with the ESPP), as published in the Wall Street Journal or any other source that the Board of Directors shall judge to be reliable, decides that the Board of Directors shall have all other powers in order to implement the present delegation and, in particular, to :

  •
  determine the list of beneficiaries meeting the requirements mentioned above and benefiting from the suppression of the shareholders' preferential subscription right;

  •
  determine the number of shares to be subscribed by each beneficiary;

  •
  determine the amounts of the capital increases realized in accordance with this delegation and determine namely the subscription prices, dates, subscription periods, modalities and conditions of subscription, of liberation, of delivery and rights to interest of the shares as well as other conditions and modalities, within the legal and regulatory limits at the time of paying-up of the shares;

  •
  acknowledge the paying-up of the share capital increase(s) proportionally to the number of subscribed shares and modify the articles of association accordingly;

  •
  deduct, as the case may be, the costs of the share capital increases on the share premium amount corresponding to those share capital increases, and, as the case may be, take from this amount, the amount necessary to increase the legal reserve to one tenth of the new share capital post increase;

  •
  with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

        generally, take any measures and perform any formality appropriate to this issuance.

        decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders' Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

        decides that this delegation is granted for a period of eighteen (18) months from the date of this meeting.

Eighteenth Resolution

        Delegation of authority given to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription right.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report,

        in accordance with the provisions of Articles L. 225-135-1 and R. 225-118 of the French Commercial Code,

        delegates to the Board of Directors its authority to increase the number of shares or securities to be issued in the event of excess demand for subscription in the context of one or more capital increases of the Company, with or without preferential subscription right, decided pursuant to the Thirteenth, Fourteenth and Fifteenth Resolutions above, under the conditions set out in Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (as of the date hereof, within thirty days of the closing of the subscription, at the same price as that used for the initial issue and within the limit of 15% of the initial issue), with such shares conferring the same rights as the initial issuance shares, subject to the date of their dividend rights, specifies that the nominal amount of any increase in share capital decided pursuant to this delegation in the context of capital increases of the Company, with or without preferential subscription right decided under the above delegations, will be deducted from the aggregate limit set forth in the Nineteenth Resolution below, to which shall be added, as the case may be, the additional amount of any additional shares or securities to be issued in order to preserve, in accordance with the law and, as the case may be, any contractual stipulations, the rights of holders of securities giving access to the share capital and other rights giving access to the share capital, decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders' Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

        decides that this delegation be given to the Board of Directors for a period of twenty-six (26) months from the date of this meeting.

Nineteenth Resolution

        Overall limitations on the amount of issues made pursuant to the Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth and Eighteenth Resolutions above.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report and the statutory auditors' report,

        in accordance with the provisions of Articles L. 225-129-2 of the French Commercial Code,

        resolves that:

  •
  the aggregate maximum nominal amount of the share capital increases that may be completed pursuant to the delegations granted pursuant to the Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth and Eighteenth Resolutions of this meeting shall not exceed €524,000, it being specified that the additional amount of the shares to be issued will be added to this limit in order to preserve, in accordance with legal or regulatory provisions and, as the case may be, with the applicable contractual provisions, the rights of the holders of securities and other rights giving access to shares,

  •
  the maximum aggregate nominal amount of the debt securities that may be issued pursuant to the delegations granted pursuant to the resolutions referred to above is €200,000,000 (or the equivalent on the date of issue of this amount in foreign currency or in monetary unit established by reference to several currencies at the discretion of the Board of Directors), it being specified that this limit does not apply to the debt securities referred to in Articles L. 228-40, L. 228-36-A, and L. 228-92, paragraph 3, of the French Commercial Code, whose issuance would be decided or authorized by the Board of Directors under the conditions provided by Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions that the Company may determine in accordance with the provisions of Article L. 228-36-A of the French Commercial Code.

Twentieth Resolution

        Delegation of authority given to the Board of Directors to increase the share capital by capitalization of premiums, reserves, profits or other sums allowed to be capitalized.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

        having considered the Board of Directors' report and the statutory auditors' report,

        in accordance with the provisions of the French Commercial Code and in particular, Articles L. 225-129 et seq. and L. 225-130,

        delegates to the Board of Directors the power to decide on one or more capital increases by capitalization of premiums, reserves, profits or other sums allowed to be capitalized, either by combining it with a capital increase in cash carried out pursuant to the previous resolutions and in the form of the allocation of free shares or, by increasing the par value of the existing shares, or through the combined use of these two methods, with such shares conferring the same rights as the original shares subject to their date of dividend rights, resolves that the total nominal amount of the share capital increases that may be completed immediately or in the future, may not exceed €150,000, plus, if applicable, the additional amount of shares issued in order to preserve, in accordance with legal or regulatory provisions and, as the case may be, applicable contractual stipulations, the rights of holders of securities and other rights giving access to shares, it being specified that this limit is set independently and separately from the limit referred to in the Nineteenth Resolution above, resolves, in accordance with the provisions of Article L. 225-130 of the French Commercial Code, that in the event of use by the Board of Directors of this delegation, any fractional rights will not be negotiable and that the corresponding securities will be sold, with the proceeds from such sale being allocated to the rights holders within the period prescribed by regulation, resolves that the Board of Directors shall have all power to implement, in accordance with the conditions set by law and the Bylaws, this delegation in order to, in particular:

  •
  adopt all the terms and conditions of the authorized transactions and in particular to fix the amount and nature of the reserves, premiums to be incorporated, number of new shares to be issued or the amount by which the par value of the existing shares will be increased,

  •
  take all measures to protect the rights of holders of securities giving access to the capital of the Company as of the date of the capital increase,

  •
  in its discretion, charge the costs of the capital increase to the amount of the premiums related thereto and to deduct from this amount the sums necessary to bring the legal reserve up to one-tenth of the new share capital after each capital increase,

  •
  acknowledge the completion of any capital increase that will result,

  •
  make any decision to get the securities and securities so issued admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company's shares would then be listed,

  •
  carry out any related formalities and proceed, in particular, with the modification of the Bylaws and more generally carry out any necessary formalities, and

  •
  with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

        decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders' Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

        decides that this delegation is granted for a period of twenty-six (26) months from the date of this meeting.

Twenty-First Resolution

        Delegation of authority given to the Board of Directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L.225-197-1 et seq. of the French Commercial Code with automatic waiver of the shareholders' subscription right.

        The General Shareholders Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report and the Statutory Auditors' report,

        in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code.

        authorizes the Board of Directors to grant, on one or more occasions, free existing or newly issued Company shares to its salaried employees, or certain categories of them, and / or its corporate officers who meet the conditions stipulated in Article L. 225-197-1, II of the French Commercial Code, and to salaried employees of companies or economic interest groups in which the Company holds, directly or indirectly, at least 10% of the share capital or voting rights on the date of granting of the shares in question, resolves to set the total number of free shares that may be granted by the Board of Directors pursuant to this authorization at 2,300,000 shares with a par value of €0.08 per share and that the

Board of Directors will be able to modify the number of free shares granted in case of operations on the share capital of the Company occurring before the end of the "Vesting Period" as defined here above, in order to protect the rights of the beneficiaries, resolves that the total number of free shares granted by the Board of Directors pursuant to this authorization may never exceed:

  (i)
  the overall limit of 10% of the existing share capital of the Company as of the date of the granting decision; or

  (ii)
  the overall limit of 30% of the existing share capital of the Company as of the date of the granting decision provided that the conditions set forth under article L. 225-197-1, I alinea 3 are met: the free shares granted by the Board of Directors benefit to all salaried employees of the Company and of the companies and economic interest groups included in the granting decision in question and the difference between the number of shares granted by the Board of Directors to each employee beyond the percentage of 10% may not exceed a ratio of one to five;

and shall be deducted from the overall limit provided by the Twenty-Fourth Resolution below,

        resolves that the granting of the shares to their beneficiary shall be final, subject to the conditions or criteria that may be set by the Board of Directors being met, at the end of a period of at least one (1) year (the "Vesting Period") and that the beneficiaries of the shares must, where applicable, hold them during a period set by the Board of Directors (the "Holding Period") which, combined with the Vesting Period, may not be less than two (2) years, resolves, notwithstanding the foregoing provisions, that the shares shall be permanently granted before the end of the term of the Vesting Period and freely transferable in the event of the disability of the beneficiary corresponding to the second or third category referred to in Article L. 341-4 of the French Social Security Code,

        resolves that the duration of the Vesting Period and, where applicable, the Holding Period, shall be set by the Board of Directors in accordance with the above-mentioned limits,

        resolves that the Board of Directors shall determine the holding period applying to the corporate officers of the Company, in accordance with Article L. 225-197-1, II alinea 4 of the French Commercial Code.

        notes that, in accordance with the provisions of Article L. 225-197-1 of the French Commercial Code, when the granting involves newly issued shares, this authorization automatically entails, in favor of the beneficiaries of the free share granting, the waiver by shareholders of their preferential subscription right to the newly issued shares, with the corresponding share capital increase being fully completed by sole virtue of the final granting of the shares to the beneficiaries, authorizes the Board of Directors, when the granting will concern newly issued shares, to proceed with one or more capital increase(s) through the capitalization of premiums, reserves, profits or other sums in order to grant shares subject to the conditions provided under this resolutions and acknowledges that it shall imply the waiver by shareholders in favor of the beneficiaries of free shares, of the portion of premiums, reserves, profits or other sums which would be used in the event of the issuance of new shares at the end of the Vesting Period and, for which purpose, all powers are delegated to the Board of Directors, delegates to the Board of Directors all powers in order to:

  •
  ensure existing reserves are sufficient and transfer to a blocked reserve account upon each granting, the amounts required to pay for the new shares to be granted;

  •
  decide on the identity of the beneficiaries of the granting and the number of shares that may be granted to each of them provided that the Board of Directors ensures that the conditions set forth under Article L. 225-197-1, I alinea 3 of the French Commercial Code referred to above are met when the number of shares granted exceeds the overall limit of 10% of the existing share capital of the Company as of the date of the granting decision;

  •
  set the conditions and, where applicable, the criteria for allocating these shares,

        where applicable:

  •
  decide, in due course, the capital increase(s) relating to any issuance of new shares that are freely granted;

  •
  acquire the shares, where applicable, that are necessary for the delivery of any existing shares that are freely granted;

  •
  take any appropriate measures to ensure beneficiaries' compliance with the required holding obligation;

  •
  make any necessary adjustments in accordance with legal or regulatory provisions and, where applicable, contractual stipulations, to protect the rights of holders of securities and other rights giving access to the Company's capital,

  •
  make any decision to get the securities and securities so issued admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company's shares would then be listed and,

  •
  and, generally, in the context of legislation in effect, do all that is required to implement this resolution.

        decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders' Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

        decides that this delegation is granted for a period of thirty-eight (38) months from the date of this meeting.

Twenty-Second Resolution

        Delegation of authority given to the Board of Directors to issue share warrants (bons de souscription d'actions), without shareholders' preferential subscription right for the benefit of a category of persons meeting certain characteristics.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report and the Statutory Auditors' report,

        delegates to the Board of Directors its authority to issue a maximum number of 2,300,000 warrants ("BSAs"), it being specified that this number be deducted from the overall limit provided by the Twenty-Fourth Resolution below, resolves that each BSA shall give entitlement to subscribe to one ordinary share of the Company with a par value of €0.08, representing a capital increase of a maximum par amount of €184,000,

        resolves that the issue price of a BSA shall be determined by the Board of Directors on the date the BSA is issued in accordance with its characteristics and shall be at least equal to 5% of the volume-weighted average price of the last five (5) trading sessions on the Nasdaq Global Market preceding the date of allocation of the aforementioned BSA by the Board of Directors, resolves to waive, for these BSAs, the shareholders' preferential subscription right and to reserve the subscription in favor to the following category of persons:

  •
  directors of the Company or of one of its subsidiaries according to the date of allocation of the BSAs, who are not employees or managers of the Company or of one of its subsidiaries,

  •
  independent members of any committee that the Board of Directors of the Company has established or will establish, and

  •
  any natural or legal person related to the Company or to one of its subsidiaries by means of a consultancy agreement,

        (the "Beneficiaries"),

        resolves, in accordance with the provisions of Article L. 225-138-I of the French Commercial Code, to delegate to the Board of Directors the powers to determine the list of Beneficiaries and number of BSAs allocated to each Beneficiary designated as such, authorizes the Board of Directors, within the limits of the foregoing, to issue and allocate BSAs, on one or more occasions, to each Beneficiary,

        resolves to delegate to the Board of Directors the powers to determine, for each Beneficiary, the terms and conditions for exercising BSAs and, in particular, the issue price of BSAs and the BSA exercise schedule, it being specified that these must be exercised no later than ten (10) years from their issuance and that the BSAs not exercised at the expiry of this ten (10) year period shall automatically lapse, resolves that each BSA will allow the subscription of one ordinary share with a par value of €0.08 at an exercise price determined by the Board of Directors on the date of issuance of the BSAs, which must be at least equal to the equivalent in Euros of the closing price in US dollars of an ADS or an ordinary share on the Nasdaq Global Market on the day preceding the Board of Directors' decision to allocate the BSAs, resolves that the ordinary shares thus subscribed must be fully paid up at the time of their subscription, either by cash or through offsetting of any debt,

        resolves that the new shares delivered to the Beneficiary upon the exercise of their BSAs shall be subject to all legal provisions and shall carry dividend rights from the first day of the financial year in which they are issued, resolves that the BSAs shall be transferable. They shall be issued in registered form and held in an administered account,

        resolves to issue a maximum of 2,300,000 ordinary shares to which the BSAs issued shall grant entitlement,

        acknowledges that, in accordance with the provisions of Articles L. 228-91 and L. 225-132 of the French Commercial Code, the decision to issue BSA shall imply that the shareholders waive their preferential subscription right to the shares to which the BSA issued entitles, immediately and/or in the future, for the benefit of the holders of those securities;

        recalls that pursuant to Article L. 228-98 of the French Commercial Code:

  •
  in the event of capital decrease caused by losses through the reduction in the number of shares, the rights of the BSA holders as regards the number of shares to be received upon exercise of the BSA shall be reduced accordingly as if the said holders had been shareholders as from the issuance date of the BSA;

  •
  in the event of capital decrease caused by losses through the reduction of the nominal value of shares, the subscription price of the shares to which the BSA give right shall not vary, the issue premium being increased by the amount of the reduction in the nominal value, resolves further that:

  •
  in the event of capital decrease, non-caused by losses, through the reduction of the nominal value of shares, the subscription price of the shares to which the BSA give right will be reduced proportionally;

  •
  in the event of capital decrease, non-caused by losses, through the reduction in the number of shares, the BSA holders, if they exercise their BSA, shall be able to request the redemption of their shares in the same conditions as if they had been shareholders at the time of redemption by the Company of its own shares;

        resolves, as stipulated in Article L.228-98 of the French Commercial Code, that the Company is authorized, without having to request the authorization of the BSA holders, to modify its form and corporate purpose, recalls that pursuant to the provisions of Article L. 228-98 of the French Commercial Code, the Company may neither amend the rules for distributing its profits, nor redeem its capital or create preference shares involving such a modification or redemption unless so authorized by the contract of issuance or in the circumstances stipulated in Article L. 228-103 of the French Commercial Code and subject to making the provisions necessary to maintain the rights of the holders of securities giving access to the capital according to the conditions defined in Article L. 228-99 of the French Commercial Code, decides, in the event that it would be necessary to proceed with the adjustment provided for in Article L. 228-99 3° of the French Commercial Code, that the adjustment would be made by applying the method provided for by Article R. 228-91 of the French Commercial Code, it being specified that the value of the preferential subscription right as well as the value of the share before removal of the subscription right would, if necessary, be determined by the Board of Directors depending on the subscription, exchange or sale price per share fixed during the last transaction involving the Company's capital (capital increase, contribution of securities, sales of shares, etc.) during the six (6) months preceding the Board of Directors' decision or, failing the completion of such an operation during this period, depending on the actual and/or forecast turnover of the Company or any other financial parameter which will appear relevant to the Board of Directors (and which will be validated by the Company's Statutory Auditors), authorizes the Company to impose on the holders of BSAs the repurchase or redemption of their rights as stipulated in Article L. 228-102 of the French Commercial Code,

        resolves to give all powers to the Board of Directors to implement this resolution and, in particular, in order to:

  •
  determine the subscription price of the BSAs and of the shares to which they give right pursuant to the terms of this resolution;

  •
  issue and allocate BSAs and to decide the conditions of their exercise and the final terms and conditions of the BSAs, including the exercise schedule, in accordance with the provisions of this resolution and within the limits set by this resolution, it being specified that the terms and conditions can differ from a beneficiary to another;

  •
  collect BSAs' subscriptions and the related payments;

  •
  report the number of ordinary shares issued following the exercise of BSAs, carry out the formalities following the corresponding capital increases and make the relevant amendments to the Bylaws;

  •
  take all measures to ensure that BSA holders are protected in the event of a financial transaction involving the Company and in accordance with the legal and regulatory provisions in effect;

  •
  make any decision to get the shares issued following the exercise of BSAs (whether or not in the form of American Depositary Shares) admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company's shares would then be listed and,

  •
  generally, take any measures and perform any formality appropriate to this issuance.

        decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders' Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

        decides that this delegation is granted for a period of eighteen (18) months from the date of this meeting.

Twenty-Third Resolution

        Delegation of authority given to the Board of Directors to grant options to subscribe for new ordinary shares or options to purchase ordinary shares of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-180 et seq. of the French Commercial Code.

        The General Shareholders Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report and the Statutory Auditors' report,

        in accordance with the provisions of Articles L. 225-177 et seq. of the French Commercial Code,

        authorizes the Board of Directors, pursuant to Articles L. 225-177 to L. 225-185 of the French Commercial Code, to grant options giving the right to subscribe or to purchase ordinary shares of the Company, in one or several times, to its salaried employees or certain categories of them, and/or its corporate officers who meet the conditions stipulated in Article L. 225-185 of the French Commercial Code, and to salaried employees of companies and economic interest groups in which the Company holds, directly or indirectly, at least 10% of the share capital or voting rights on the date of granting of the options in question, resolves that the options granted by the Board of Directors pursuant to this authorization may not give an entitlement to subscribe or purchase for more than 2,300,000 ordinary shares of the Company with a par value of €0.08 each and that the Board of Directors will be able to modify the number of shares underlying the options in case of operations on the share capital of the Company in order to protect the rights of the beneficiaries, it being specified that this number shall be deducted from the overall limit provided by the Twenty-Fourth Resolution below, and the total number of shares to be issued on exercise of issued but unexercised options to subscribe shares may never exceed one third of the share capital, resolves that this authorization includes, in favor of the beneficiaries of options to subscribe shares, an express waiver by shareholders of their preferential subscription right with respect to shares that may be issued as options to subscribe shares are exercised, and shall be implemented in accordance with the terms and conditions provided by applicable laws and regulations in force on the day the options to subscribe shares are granted, decides that the purchase or subscription price per share that may be issued pursuant to this resolution shall be fixed by the Board of Directors in accordance with the provisions of Article L. 225-177 of the French Commercial Code and shall be equal to the equivalent in Euros of at least 95% of the closing trading price of an ordinary share of the Company (whether or not in the form of an American Depositary Share) admitted to trading on the Nasdaq Global Market in the United States of America on the last trading day before the grant date, it being specified that when an option allows its beneficiary to buy shares previously purchased by the Company, its exercise price, without prejudice to the foregoing and in accordance with the applicable legal provisions, may also not be less than 80% of the average price paid by the Company for all of the shares that it may previously have purchased, recalls that the subscription or purchase price for the shares to which the options give right cannot be modified during the term of the options, provided that, if the Company were to carry out one of the transactions referred to in Article L. 225-181 of the French Commercial Code, it shall take the necessary steps to protect the interests of the beneficiaries of the options under the conditions provided in Article L. 228-99 of the French Commercial Code, resolves that in the event of the issue of new shares or new securities giving access to the Company's share capital in connection with a merger or demerger of the Company, the Board of Directors may suspend, if necessary, the exercise of options, resolves that, in the event the adjustment referred to in Article L. 228-99 3° of the French Commercial Code is necessary, the adjustment would be realized by applying the method provided in Article R. 228-91 of the French Commercial Code, provided that the value of the preferential subscription right and the value of the share before detachment of the preferential subscription right would, if necessary, be determined by the Board of Directors based on the subscription, exchange or sale price per share used for the last transaction with respect to the share capital of the Company (capital increase, contributions-in-kind of securities, sale of shares, etc.) during the six (6) months preceding such meeting of the Board of Directors, or, if no such transaction occurred, based on other financial parameters deemed appropriate by the Board of Directors (which parameters will be validated by the Statutory Auditors of the Company), sets the term of the options at ten (10) years from their allocation, provided that this term may be shortened by the Board of Directors for beneficiaries residing in a specific country insofar as necessary to comply with the laws of such country, grants all powers to the Board of Directors to implement this authorization within the limits set out above and in particular to:

  •
  determine the identity of beneficiaries of options to subscribe shares or options to purchase shares, as well as the number of options to grant to each beneficiary;

  •
  set the purchase and/or subscription price of the shares underlying the options, within the limits set forth above, provided that the subscription price per share shall be at least equal to the par value of the share;

  •
  ensure that number of options to subscribe shares granted by the Board of Directors is set such that the total number of options to subscribe shares granted but not exercised does not give rights to subscribe to a number of shares exceeding a third of the share capital;

  •
  determine the modalities of options to subscribe shares or options to purchase shares plan and set the conditions in which the options will be granted, including, in particular, the schedule of exercise of options granted, which may vary according to the holders; provided that these conditions may include clauses prohibiting immediate resale of all or part of the shares issued upon exercise of the options, within the limits set by applicable law;

  •
  acquire shares of the Company, if any, as necessary for the allocation of any shares to which options to purchase shares give right;

  •
  complete, either itself or through a representative, all acts and formalities in order to finalize the capital increases that may be effected pursuant to the authorization subject to this resolution;

  •
  charge, if it deems necessary, fees of capital increases from the amount of premiums related to these increases and deduct from this amount the necessary sums to bring the legal reserve to a tenth of the new share capital following any increase;

  •
  modify the Company's Bylaws in connection herewith and, in general, do everything that is required;

        resolved that the Board of Directors shall inform the ordinary shareholders' meeting every year of the transactions completed pursuant to this resolution,

        acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

        decides that the delegation granted to the Board of Directors is valid for a period of thirty-eight (38) months from this meeting.

Twenty-Fourth Resolution

        Overall limitations on the amount of issues under the Twenty-First, Twenty-Second and Twenty-Third Resolution above.

        The General Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report,

        resolves that the total number of (i) shares that would be allocated free of charge pursuant to the Twenty-First Resolution above, (ii) shares that may be issued upon the exercise of share warrants allocated pursuant to the Twenty-Second Resolution above and (iii) shares that may be subscribed or purchased upon the grant of options pursuant to the Twenty-Third Resolution above, may not exceed 2,300,000 shares with a par value of €0.08 each, it being specified that to this ceiling shall be added the additional amount of shares to be issued in order to protect, in accordance with the applicable contractual stipulations, the rights of the holders of securities and other rights giving access to the shares.

Twenty-Fifth Resolution

        Delegation of authority given to the Board of Directors to increase the share capital by way of the issue of shares of the Company to participants in a company savings plan (plan d'épargne d'entreprise) established in accordance with Articles L. 3332-1 et seq. of the French Labor Code.

        The Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

        having considered the Board of Directors' report and the Statutory Auditors' report,

        in accordance, in particular, with the provisions of Articles L. 225-129 et seq. and L. 255-138, L. 225-138-1 of the French Commercial Code and Articles L. 3332-1 and L. 3332-18 et seq. of the French Labor Code,

        delegates to the Board of Directors its authority in order to increase the share capital, on one or more occasions, at its discretion, by issuing ordinary shares reserved to employees and eligible corporate officers of the Company and of companies related to it within the meaning of Article L. 225-180 of the French Commercial Code and Article L. 3344-1 of the French Labor Code and which, moreover, meet the conditions that may be set by the Board of Directors (hereafter, "Group Employees"), subscribing directly or indirectly through the intermediary of one or several companies mutual funds, as long as the Group Employees adhere to a collective employee shareholding plan as stipulated in Articles L. 3332-1 et seq. of the French Labor Code,

        resolves, consequently, to waive the preferential subscription right granted to shareholders by Article L. 225-132 of the French Commercial Code and to reserve subscription for the aforementioned shares to Group Employees, the other shareholders waiving any right to receive any free share in relation to the discount or employer contribution that would be issued on the basis of this resolution, resolves that the total par amount of capital increases that may be carried out pursuant to this resolution must not exceed the maximum amount of €44,000, and to which shall be added, where applicable, the additional amount of shares to be issued in order to protect, in accordance with the applicable contractual stipulations, the rights of the holders of securities and other rights giving access to the shares, resolves that the issue price for a share shall be determined by the Board of Directors in accordance with the terms and conditions stipulated in Article L. 3332-20 of the French Labor Code, it being specified, however, that if, when use is made of this delegation, the shares of the Company were admitted for trading on a regulated market within the meaning of the French Commercial Code, the price would be set in accordance with the provisions of Article L. 3332-19 of the French Labor Code, resolves that the Board of Directors shall have all powers, with the ability to delegate further according to the conditions stipulated in law, in order to implement this delegation,

        resolves that, in the case where the beneficiaries have not subscribed, within the concerned time-period, the totality of the share capital increase, the share capital increase would be realized only up to the amount of the shares actually subscribed. In this case the unsubscribed shares can be proposed again to the beneficiaries in the context of a new share capital increase, resolves to give all powers to the Board of Directors to implement this resolution and, in particular, in order to:

  •
  determine the companies the Group Employees of which will be able to benefit from the subscription offer,

  •
  determine, within the limits fixed by law, the conditions of the issuance of the shares and the exercise period for the Group Employees to exercise their rights,

  •
  determine the time period and modalities of paying-up of the shares, it being specified that the time limit cannot be higher than 3 years,

  •
  deduct, as the case may be, the costs of the share capital increases on the share premium amount corresponding to those share capital increases, in case of newly issued shares in relation to the discount and/or employer contribution to capitalize reserves, results or shares premiums necessary to the paying-up of those shares and, if it deems it necessary, take from this amount, the amount necessary to increase the legal reserve to one tenth of the new share capital post increase;

  •
  acknowledge the paying-up of the share capital increase(s) proportionally to the number of subscribed shares and modify the articles of association accordingly;

  •
  generally, take any measures and perform any formality appropriate to this issuance.

        decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders' Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

        decides that this delegation is granted for a period of eighteen (18) months from the date of this meeting.

Twenty-Sixth Resolution

        Amendment of the Bylaws in accordance with certain provisions of law n°2019-744 of 19 July 2019 and law n°2019-486 of 22 May 2019

        The Shareholders' Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary Shareholders' Meetings,

        having considered the Board of Directors' report,

        decides to include in the Bylaws of the Company the possibility to take certain decisions by way of written consultation of the directors in accordance with the third paragraph of Article L. 225-37 of the French Commercial Code as amended by article 15 of the law n°2019-744 of July 19, 2019.

        In consequence, the following paragraph is added at the end of the first paragraph of article 15 of the Bylaws, the remaining paragraphs of the article being unchanged:

    "Decisions falling within the scope of the Board of Directors' own powers referred to in Article L.225-37 of the French Commercial Code may be taken by written consultation of the directors."

        decides further to amend article 20 of the Bylaws to comply with the provisions of Articles L.225-96 and L.225-98 of the French Commercial Code as amended by article 16 of the law n°2019-744 of July 19, 2019.

        In consequence, the eleventh and twelfth paragraphs of article 20 of the Bylaws of the Company are amended as follows, the remaining paragraphs of the article being unchanged:

    "The deliberations of the Ordinary General Meeting are approved by a majority of votes cast by the shareholders present or represented.

    The deliberations of the Extraordinary General Meeting are approved by a two-thirds majority of the votes cast by the shareholders present or represented."

        decides further to amend article 17 of the Bylaws to comply with the provisions of Article L.225-45 of the French Commercial Code as amended by article 185 of the law n°2019-486 of 22 May 2019.

        In consequence, the first and second paragraphs of article 17 of the Bylaws are amended as follows, the remaining paragraphs of the article being unchanged:

    "The General Meeting can allocate a fixed annual amount to the directors, as compensation for their activity. The General Meeting will determine this amount without being bound by previous decisions.

    The Board of Directors shall freely distribute among its members the overall amounts allocated to the directors."

Important : Avant d’exercer votre choix, veuillez prendre connaissance des instructions situées au verso - Important : Before selecting please refer to instructions on reverse side Quelle que soit l’option choisie, noircir comme ceci la ou les cases correspondantes, dater et signer au bas du formulaire - Whichever option is used, shade box(es) like this , date and sign at the bottom of the form JE DÉSIRE ASSISTER À CETTE ASSEMBLÉE et demande une carte d’admission : dater et signer au bas du formulaire / I WISH TO ATTEND THE SHAREHOLDER’S MEETING and request an admission card: date and sign at the bottom of the form ASSEMBLÉE GÉNÉRALE MIXTE Convoquée pour le 30 Juin 2020 à 14h30 Au Siège Social : 9, rue Pagès - 92150 Suresnes COMBINED GENERAL MEETING To be held on June 30th, 2020, at 2:30 p.m. At the registered Office : 9, rue Pagès - 92150 Suresnes TALEND Société Anonyme au capital de 2 487 219,44 Siège Social : 9, rue Pagès 92150 Suresnes 484 172 252 R.C.S. NANTERRE CADRE RÉSERVÉ À LA SOCIÉTÉ - FOR COMPANY’S USE ONLY Identifiant - Account Vote simple € [ Single vote Nominatif Registered Number of shares [ Nombre d’actions Vote double Double vote Porteur Bearer Nombre de voix - Number of voting rights Voir en page 3 les projets de résolution soumis à l’Assemblée Générale correspondant à la numérotation ci-dessous For a description of the matters to be voted upon at the General Meeting and the corresponding numbered resolution on the agenda, please see page 3 JE DONNE POUVOIR À : Cf. au verso (4) pour me représenter à l’Assemblée I HEREBY APPOINT: See reverse (4) to represent me at the above mentioned Meeting M. Mme ou Mlle, Raison Sociale / Mr, Mrs or Miss, Corporate Name of Directors, EXCEPT those indicated by a shaded box, like this , for which I vote No or I abstain. Adresse / Address uctions doivent être transmises à votre banque. l be valid only if they are directly returned to your bank. tions de ces informations doivent être adressées à l'établissement concerné ées à l'aide de ce formulaire). Cf au verso (1) r (Change regarding this information have to be notified to relevant institution, made using this proxy form). See reverse (1) Pour être pris en considération, tout formulaire doit parvenir au plus tard : To be considered, this completed form must be returned no later than: Date & Signature sur 1ère convocation / on 1st notification sur 2ème convocation / on 2nd notification àà l/atobaBnNqPuPea/ritboasthSeebcuarnitkies Services, àClTaOs,oSceirévtiéce/ Atosstehmebcléoemsp, any Grands Moulins de Pantin, 9, rue du Débarcadère, 26 juin 2020 / June 26th, 2020 93761 Pantin Cedex « Si le formulaire est renvoyé daté et signé mais qu’aucun choix n’est coché (carte d’admission / vote par correspondance / pouvoir au président / pouvoir à mandataire), cela vaut automatiquement pouvoir au Président de l’assemblée générale » ‘If the form is returned dated and signed but no choice is checked (admission card / postal vote / power of attorney to the President / power of attorney to a representative), this automatically applies as a proxy to the Chairman of the General Meeting’ JE VOTE PAR CORRESPONDANCE / I VOTE BY POST Cf. au verso (2) - See reverse (2) Sur les projets de résolutions non agréés, je vote en noircissant la case correspondant à mon choix. On the draft resolutions not approved, I cast my vote by shading the box of my choice. JE DONNE POUVOIR AU PRÉSIDENT DE L’ASSEMBLÉE GÉNÉRALE Cf. au verso (3) I HEREBY GIVE MY PROXY TO THE CHAIRMAN OF THE GENERAL MEETING See reverse (3) ATTENTION : Pour les titres au porteur, les présentes instr CAUTION: As for bearer shares, the present instructions wil Nom, prénom, adresse de l’actionnaire (les modifica et ne peuvent être effectu Surname, first name, address of the shareholde no changes can be Je vote OUI à tous les projets de résolutions présentés ou agréés par le Conseil d’Administration ou le Directoire ou la Gérance, à l’EXCEPTION de ceux que je signale en noircissant comme ceci l’une des cases “Non” ou “Abstention”. / I vote YES all the draft resolutions approved by the Board 12345678910 Non / No Abs. 11121314151617181920 Non / No Abs. 21222324252627282930 Non / No Abs. 31323334353637383940 Non / No Abs. 41424344454647484950 Non / No Abs. AB Oui / Yes Non / No Abs. CD Oui / Yes Non / No Abs. EF Oui / Yes Non / No Abs. GH Oui / Yes Non / No Abs. JK Oui / Yes Non / No Abs. Si des amendements ou des résolutions nouvelles étaient présentés en assemblée, je vote NON sauf si je signale un autre choix en noircissant la case correspondante : In case amendments or new resolutions are proposed during the meeting, I vote NO unless I indicate another choice by shading the corresponding box: - Je donne pouvoir au Président de l’assemblée générale. / I appoint the Chairman of the general meeting………………………………………….………...... - Je m’abstiens. / I abstain from voting ..................................................................................................................................................................................... - Je donne procuration [cf. au verso renvoi (4)] à M., Mme ou Mlle, Raison Sociale pour voter en mon nom ....................................................................................... I appoint [see reverse (4)] Mr, Mrs or Miss, Corporate Name to vote on my behalf.............................................................................................................................

CONDITIONS D'UTILISATION DU FORMULAIRE agit : 2° Est membre de l'organe de gestion, d'administration ou de surveillance de cette société ou d'une personne qui la contrôle au (4) POUVOIR À UNE PERSONNE DÉNOMMÉE “I - Un actionnaire peut se faire représenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un pour le compte de laquelle il agit, et une personne physique placée dans l'une des situations énumérées aux 1° à 4°. Il peut en outre se faire représenter par toute autre personne physique ou morale de son choix : mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc. 2° Lorsque les actions de la société sont admises aux négociations sur un système multilatéral de négociations soumis aux dispositions Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat.” Article L. 225-107 du Code de Commerce (extrait) : d'Etat. Les dispositions contraires des statuts sont réputées non écrites. dans les conditions de délais fixées par décret en Conseil d'Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une La majorité requise pour l’adoption des décisions est déterminée en fonction des voix exprimées par les actionnaires présents ou vote, s’est abstenu ou a voté blanc ou nul. (articles L. 225-96 et L. 225-98 du Code de Commerce et, s’agissant des sociétés ayant société européenne) 1 - il vous est demandé pour chaque résolution en noircissant individuellement les cases correspondantes : - soit de voter “Non”; 2 - Pour le cas où des amendements aux résolutions présentées ou des résolutions nouvelles seraient déposées lors de l’assemblée, FORM TERMS AND CONDITIONS whom it acts: 2° Is member of the management board, administration or supervisory board of the company or a person which 3° Is employed by the company or a person which controls it within the meaning of article L. 233-3; (4) PROXY TO A MENTIONED PERSON (INDIVIDUAL OR LEGAL ENTITY) controlled by a person who controls the company, within the meaning of the article L. 233-3. she has entered into a civil union with. on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1° to 4° above. The termination of the proxy is notified without delay by the proxy to the company. 2° When the shares are admitted to trading on a multilateral trading facility which is subject to the provisions of the Article L. 225-107 du Code de Commerce (extract): Conseil d'Etat. Any provisions to the contrary contained in the memorandum and articles of association shall be When calculating the quorum, only forms received by the company before the meeting shall be taken into account, indicating abstention shall not be considered as votes cast.” respect of which the shareholder has not taken part in the vote or has abstained or has returned a blank or spoilt statute of European company, articles 57 and 58 of the Council Regulation (EC) n°2157/2001 on the statute for a If you wish to use the postal voting form, you have to shade the box on the front of the document: “I vote by post”. - either vote "Yes" (in absence of choice, vote expressed by default for the approved draft resolutions), - or vote “Abstention” by shading boxes of your choice. (1) GENERAL INFORMATION: This is the sole form pursuant to article R. 225-76 du Code de Commerce WHICHEVER OPTION IS USED: The signatory should write his/her exact name and address in capital letters in the space provided e.g. a legal guardian: (Change regarding this information have to be notified to relevant institution, no change can be made using this proxy form). If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity’s behalf. If the signatory is not the shareholder (e.g. a legal guardian), please specify your full name and the capacity in which you are signing the proxy. The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda (art. R. 225-77 alinéa 3 du Code de Commerce). The text of the resolutions is in the notification of the meeting which is sent with this proxy (article R. 225-81 du Code de Commerce). Please do not use both "I vote by post" and "I hereby appoint" (article R. 225-81 du Code de Commerce). A guide relating to the general meetings processing, including an interpretation grid of this proxy form, is available on the AFTI website at: www.afti.asso.fr The French version of this document governs; The English translation is for convenience only. (3) PROXY TO THE CHAIRMAN OF THE GENERAL MEETING Article L. 225-106 du Code de Commerce (extract): "In case of any power of representation given by a shareholder without naming a proxy, the chairman of the general meeting shall issue a vote in favor of adopting a draft resolutions submitted or approved by the Board of Directors or the Management Board, as the case may be, and a vote against adopting any other draft resolutions. Toissue any other vote, the shareholder must appoint a proxy who agrees to vote in the manner indicated by his principal.” This information relates in particular to the event that the proxy or, as the case may be, the person on behalf of 1° Controls, within the meaning of article L. 233-3, the company whose general meeting has to meet; controls it within the meaning of the article L. 233-3; 4° Is controlled or carries out one of the functions mentioned with the 2° or the 3° in a person or an entity Article L. 225-106 du Code de Commerce (extract): "I - A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner who he or This information is also delivered when a family tie exits between the proxy or, as the case may be, the person He or she can also be represented by an individual or legal entity of his or her choice: When during the proxy, one of the events mentioned in the preceding subparagraphs occurs, the proxy informs 1° When the shares are admitted to trading on a regulated market; without delay his constituent. Failing by the latter to confirm explicitly the proxy, this one is null and void. paragraph II of the article L. 433-3 of the Code monétaire et financier as provided by the general regulation of the The conditions of application of this article are determined by a Conseil d’Etat decree.” Autorité des marchés financiers (French Financial Markets Regulatory Authority), included on a list issued by the AMF subject to the conditions provided by its general regulation, and stated in the company memorandum and articles of Article L. 225-106-2 du Code de commerce association. “Any person who proceeds to an active request of proxy, while proposing directly or indirectly to one or more II - The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil shareholders, under any form and by any means, to receive proxy to represent them at the general meeting of a d'Etat decree specifies the implementation of the present paragraph. company mentioned with the third and fourth subparagraphs of the article L. 225-106, shall release its voting III - Before every general meeting, the chairman of the board of directors or the management board, as the case may policy. be, may organise a consultation with the shareholders mentioned in article L. 225-102 to enable them to appoint one or It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises more proxies to represent them at the meeting in accordance with the provisions of this Article. then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions. Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association The conditions of application of this article are determined by a Conseil d’Etat decree.” pursuant to article L. 225-23 or article L. 225-71, the ordinary general meeting is required to appoint to the board of directors or the supervisory board, as the case may be, one or more shareholder employees or members of the supervisory board of the company investment funds that holds company’s shares. Such a consultation shall also be Article L. 225-106-3 du Code de commerce obligatory where a special shareholders' meeting is required to take a decision on an amendment to the memorandum “The commercial court of which the company’ s head office falls under can, at the request of the constituent and and articles of association pursuant to article L. 225-23 or article L. 225-71. for a duration which cannot exceed three years, deprive the proxy of the right to take part in this capacity to any Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent.” general meeting of the relevant company in the event of non-compliance with mandatory information envisaged from the third to seventh paragraphs of article L. 225-106-1 or with the provisions of article L. 225-106-2. The Article L. 225-106-1 du Code de commerce court can decide the publication of this decision at the expenses of the proxy. “When, in the events envisaged by the third and fourth paragraphs of the article L. 225-106 I, the shareholder is The court can impose the same sanctions towards the proxy on request of the company in the event of non-represented by a person other than his or her spouse or his or her partner who he or she has entered into a civil union compliance of the provisions of the article L. 225-106-2.” with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than his or hers. (2) POSTAL VOTING FORM “Any shareholder may vote by post, using a form the wording of which shall be fixed by a decree approved by the deemed non-existent. on conditions to be laid down by a decree approved by the Conseil d'Etat. The forms giving no voting direction or The majority required for the adoption of the general meeting's decisions shall be determined on the basis of the votes cast by the shareholders present or represented. The votes cast shall not include votes attaching to shares in ballot paper (articles L. 225-96 and L. 225-98 du Code de Commerce and, for the companies which have adopted the European company). 1 - In such event, please comply for each resolution the following instructions by shading boxes of your choice: - or vote “No”, 2 - In case of amendments or new resolutions during the general meeting, you are requested to choose between vote “No” (vote expressed by default in absence of choice), proxy to the chairman of the general meeting, “Abstention” or proxy to a mentioned person individual or legal entity by shading the appropriate box. Personal data included in this form are necessary for the execution of your voting instructions. You have certain minimum rights regarding your data (access, correction…). These rights may be exercised using the contact details provided by your custodian. (1) GENERALITES : Il s’agit d’un formulaire unique prévu par l’article R. 225-76 du Code de Commerce. QUELLE QUE SOIT L’OPTION CHOISIE : Le signataire est prié d’inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules), prénom usuel et adresse (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire). Pour les personnes morales, le signataire doit renseigner ses nom, prénom et qualité. Si le signataire n'est pas l'actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelle il signe le formulaire de vote. Le formulaire adressé pour une assemblée vaut pour les assemblées successives convoquées avec le même ordre du jour (article R. 225-77 alinéa 3 du Code de Commerce). Le texte des résolutions figure dans le dossier de convocation joint au présent formulaire (article R. 225-81 du Code de Commerce). Ne pas utiliser à la fois « Je vote par correspondance » et « Je donne pouvoir » (article R. 225-81 paragraphe 8 du Code de Commerce). Un guide méthodologique de traitement des assemblées générales, incluant une grille de lecture de ce formulaire de vote par correspondance est disponible sur le site de l’AFTI : www.afti.asso.fr La version française de ce document fait foi. (3) POUVOIR AU PRÉSIDENT DE L’ASSEMBLÉE GÉNÉRALE Article L. 225-106 du Code de Commerce (extrait) : "Pour toute procuration d’un actionnaire sans indication de mandataire, le président de l’assemblée générale émet un vote favorable à l’adoption de projets de résolutions présentés ou agréés par le conseil d’administration ou le directoire, selon le cas, et un vote défavorable à l’adoption de tous les autres projets de résolution. Pour émettre tout autre vote, l’actionnaire doit faire choix d’un mandataire qui accepte de voter dans le sens indiqué par le mandant". Cette information porte notamment sur le fait que le mandataire ou, le cas échéant, la personne pour le compte de laquelle il 1° Contrôle, au sens de l'article L. 233-3, la société dont l'assemblée est appelée à se réunir ; sens de l'article L. 233-3 ; 3° Est employé par cette société ou par une personne qui la contrôle au sens de l'article L. 233-3 ; 4° Est contrôlé ou exerce l'une des fonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée par une personne qui contrôle la société, au sens de l'article L. 233-3. Article L. 225-106 du Code de Commerce (extrait) : Cette information est également délivrée lorsqu'il existe un lien familial entre le mandataire ou, le cas échéant, la personne pacte civil de solidarité. Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son 1° Lorsque les actions de la société sont admises aux négociations sur un marché réglementé ; La caducité du mandat est notifiée sans délai par le mandataire à la société. du II de l'article L. 433-3 du code monétaire et financier dans les conditions prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions fixées par son règlement général, et que les statuts le prévoient. Article L. 225-106-2 du Code de commerce II - Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent “Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou alinéa sont précisées par décret en Conseil d'Etat. plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à III - Avant chaque réunion de l'assemblée générale des actionnaires, le président du conseil d'administration ou le directoire, selon le l'assemblée d'une société mentionnée aux troisième et quatrième alinéas de l'article L. 225-106, rend publique sa politique de cas, peut organiser la consultation des actionnaires mentionnés à l'article L. 225-102 afin de leur permettre de désigner un ou plusieurs vote. mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article. Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerce Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L. 225-23 ou de l'article L. 225-71, alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques. l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat.” actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modification des Article L. 225-106-3 du Code de commerce statuts en application de l'article L. 225-23 ou de l'article L. 225-71. “Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites." qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 225-106-Article L. 225-106-1 du Code de Commerce 1 ou des dispositions de l'article L. 225-106-2. Le tribunal peut décider la publication de cette décision aux frais du mandataire. “Lorsque, dans les cas prévus aux troisième et quatrième alinéas du I de l'article L. 225-106, l'actionnaire se fait représenter par une Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non-respect des personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire dispositions de l'article L. 225-106-2.” de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien. (2) VOTE PAR CORRESPONDANCE “Tout actionnaire peut voter par correspondance, au moyen d’un formulaire dont les mentions sont fixées par décret en Conseil Pour le calcul du quorum, il n’est tenu compte que des formulaires qui ont été reçus par la société avant la réunion de l’assemblée, abstention ne sont pas considérés comme des votes exprimés” représentés. Les voix exprimées ne comprennent pas celles attachées aux actions pour lesquelles l’actionnaire n’a pas pris part au adopté le statut de la société européenne, et articles 57 et 58 du Règlement du Conseil (CE) N°2157/2001 relatif au statut de la Si vous votez par correspondance : vous devez obligatoirement noircir la case “Je vote par correspondance” au recto. - soit de voter “Oui” (vote exprimé par défaut pour les projets de résolutions présentés au agréés, en l’absence d’un autre choix); - soit de vous “Abstenir” en noircissant individuellement les cases correspondantes. il vous est demandé d'opter entre vote contre (vote exprimé par défaut en l’absence d’un autre choix), pouvoir au président de l'assemblée générale, abstention ou pouvoir à personne dénommée en noircissant la case correspondant à votre choix. Les informations à caractère personnel recueillies dans le cadre du présent document sont nécessaires à l’exécution de vos instructions de vote. Vous disposez d’un certain nombre de droits concernant vos données (accès, rectification, etc.). Ces droits peuvent être exercés auprès de votre teneur de compte aux coordonnées indiquées par ce dernier.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TALEND S.A. Ordre du jour relevant de la compétence de l'Assemblée générale Wi t hi n the aut hori t y of t he O rdi nary Shareholder s’ Me et i ng : ordinaire des actionnaires : 1. Ratification de la nomination provisoire de Madame Elizabeth Fetter en qualité d'administrateur ; Ratification de la nomination provisoire de Madame Christal Bemont en qualité d'administrateur ; Approbation, à titre consultatif, de la rémunération de nos cadres dirigeants désignés (« named executive officers ») ; 1. To ratify the provisional appointment of Ms. Elizabeth Fetter as Director; To ratify the provisional appointment of Ms. Christal Bemont as Director; To approve, on an advisory basis, the compensation of our named executive officers; To approve the statutory financial statements for the year ended December 31, 2019; To allocate earnings for the year ended December 31, 2019; To approve the consolidated financial statements for the year ended December 31, 2019 prepared in accordance with IFRS; To approve an indemnification agreement entered into with Ms. Elizabeth Fetter (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code); To approve an indemnification agreement entered into with Ms. Christal Bemont (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code); To approve a separation agreement and release entered into with Mr. Michael Tuchen (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code); To set the amount of directors' compensation allocated to the board of directors; To ratify the selection of KPMG LLP as the independent registered public accountant for the Company for the fiscal year ending December 31, 2020 with respect to the Company’s financial statementspreparedinaccordancewithgenerallyaccepted accounting principles in the United States for SEC reporting purposes; To ratify the transfer of the headquarters of the Company pursuant to Article L. 225-36 of the French Commercial Code; 2. 2. 3. 3. 4. Approbation descomptes annuels de l'exercice clos le 4. 31 décembre 2019 ; Affectation du résultat pour l'exercice clos le 31 décembre 2019 ; Approbation des états financiers consolidés établis selon les normes IFRS pour l'exercice clos le 31 décembre 2019 ; Approbation d'une convention d'indemnisation conclue avec Madame Elizabeth Fetter (convention visée aux articles L. 225-38 et suivants du Code de commerce) ; Approbation d'une convention d'indemnisation conclue avec Madame Christal Bemont (convention visée aux articles L. 225-38 et suivants du Code de commerce) ; Approbation d'une convention de séparation et de décharge conclue 5. 6. 5. 6. 7. 7. 8. 8. 9. 9. avec Monsieur Michael Tuchen (convention visée aux articles L. 225-38 et suivants du Code de commerce) ; Fixation du montant de la rémunération des administrateurs allouée au conseil d'administration ; Ratification de la désignation de KPMG LLP en tant qu'expert-comptable indépendant de la Société pour l'exercice clos le 31 décembre 2020 dans le cadre des états financiers de la Société préparés conformément aux principes comptables généralement acceptés aux États-Unis aux fins de reporting auprès de la SEC ; Ratification du transfert du siège social de la Société en vertu de l'article L. 225-36 du Code de commerce ; 10. 10. 11. 11. 12. 12.

Ordre du jour relevant de la compétence de l'Assemblée générale Wi t hi n the aut hori t y of t he Extr aordi nary Share holders ’ Meeti ng : extraordinaire des actionnaires : 13. Délégation de compétence au conseil d'administration afin d'augmenter le capital social par émission d'actions ordinaires ou d'autres titres donnant accès au capital social de la Société, avec maintien du droit préférentiel de souscription des actionnaires ; Délégation de compétence au conseil d'administration afin d'augmenter le capital social par émission d'actions ordinaires ou d'autres titres donnant accès au capital social de la Société, avec suppression du droit préférentiel de souscription des actionnaires, au moyen d'une offre publique autre que celles visées à l'article L. 411-2 1° du Code monétaire et financier ; Délégation de compétence au conseil d'administration afin d'augmenter le capital social par émission d'actions ordinaires ou d'autres titres donnant accès au capital social de la Société, avec suppression du droit préférentiel de souscription des actionnaires, moyen d'une offre visée à l'article L. 411-2 1° du Code monétaire et financier ; Délégation de compétence au conseil d'administration afin d'augmenter le capital social par émission d’actions ordinaires de la Société, avec suppression du droit préférentiel de souscription des actionnaires, au profit d'une première catégorie de personnes répondant à certaines caractéristiques ; Délégation de compétence au conseil d'administration afin d'augmenter le capital social par émission d'actions ordinaires de la Société, avec suppression du droit préférentiel de souscription des actionnaires, au profit d'une seconde catégorie de personnes répondant à certaines caractéristiques ; Délégation de compétence au conseil d'administration afin d'accroître le nombre de titres pouvant être émis dans le cadre d'une augmentation de capital réalisée en vertu des délégations visées aux points n° 13 à 15 ci-dessus, avec ou sans droit de souscription préférentiel des actionnaires ; 13. To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, with shareholders’ preferential subscription right; To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, without shareholders' preferential subscription right, by way of a public offering excluding offerings referred to in Article L. 411-2 1° of the French Monetary and Financial Code; To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, without shareholders' preferential subscription right, by way of an offering referred to in Article L. 411-2 1° of the French Monetary and Financial Code; 14. 14. 15. 15. 16. 16. To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders' preferential subscription right, for the benefit of a first category of persons meeting certain characteristics; 17. 17. To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders' preferential subscription right, for the benefit of a second category of persons meeting certain characteristics; 18. 18. To delegate authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Proposal Nos. 13 to 15 above, with or without shareholders' preferential subscription right;

19. Fixation des limitations globales du montant des émissions effectuées en vertu des délégations visées aux points n° 13 à 18 ci-dessus ; Délégationdecompétenceauconseild'administrationafin d'augmenter le capital social par capitalisation de primes, réserves, profits ou autres sommes pouvant être capitalisées ; Délégation de compétence au conseil d'administration afin d’attribuer des actions gratuites existantes et/ou à émettre de la Société à tout ou partie des salariés et/ou mandataires sociaux de la Société ou des sociétés du Groupe, conformément aux dispositions des articles L. 225-197-1 et suivants du Code de commerce ; Délégation de compétence au conseil d'administration afin d'émettre des bons de souscription d'actions, avec suppression du droit préférentiel de souscription des actionnaires, au profit d'une catégorie de personnes répondant à certaines caractéristiques ; Délégation de compétence au conseil d’administration afin de consentir des options de souscription ou d’achat d’actions de la Société, conformément aux dispositions des articles L. 225-177 et suivants du code de commerce, à tout ou partie des salariés et/ou mandataires sociaux de la Société ou des sociétés du Groupe conformément aux dispositions de l’article L.225-180 et suivants du Code de commerce ; Fixation des limitations globales du montant des émissions effectuées en vertu des délégations visées aux points n° 21, 22 et 23; Délégation de compétence au conseil d'administration de la Société afin d'augmenter le capital social par émission d'actions de la Société au profit des participants à un plan d'épargne d'entreprise établi conformément aux articles L. 3332-1 et suivants du Code du travail ; Modification des statuts conformément à certaines dispositions de la loi n° 2019-744 du 19 juillet 2019 et de la loi n° 2019-486 du 22 mai 2019. 19. To approve the overall limits on the amount of ordinary shares to be issued pursuant to the delegations in Proposals Nos. 13 to 18 above; To delegate authority to the board of directors to increase the share capital by capitalization of premiums, reserves, profits or other sums allowed to be capitalized; To delegate authority to the board of directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code; To delegate authority to the board of directors to issue share warrants (bons de souscription d'actions), without shareholders' preferential subscription right, for the benefit of a category of persons meeting certain characteristics; To delegate authority to the board of directors to grant options to subscribe for new ordinary shares or options to purchase ordinary shares of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-180 et seq. of the French Commercial Code; To limit the amount of issues under Proposal Nos. 21, 22 and 23; 20. 20. 21. 21. 22. 22. 23. 23. 24. 24. 25. 25. To delegate authority to the board of directors to increase the share capital by way of the issue of shares of the Company to participants in a company savings plan (plan d'épargne d'entreprise) established in accordance with Articles L. 3332-1 et seq. of the French Labor Code; To amend the Bylaws in accordance with certain provisions of law n°2019-744 of 19 July 2019 and law n°2019-486 of 22 May 2019. 26. 26.

Address change Mark box, sign, and indicate changes/comments below: TALEND S.A. TO THE REGISTERED HOLDERS OF AMERICAN DEPOSITARY RECEIPTS (“ADRs”) REPRESENTING ORDINARY SHARES (“SHARES”) OF TALEND S.A. PLEASE FOLD HERE Ordinary General Shareholders’ Meeting Extraordinary General Shareholders’ Meeting FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Res. 1 Res. 13 Res. 23 Res. 2 Res. 14 Res. 24 Res. 3 Res. 15 Res. 25 Res. 4 Res. 16 Res. 26 Res. 5 Res. 17 Res. 6 Res. 18 Res. 7 Res. 19 Mark box at immediate right if you wish to give a discretionary proxy to the Chairman of the Company’s General Shareholders’ Meeting. PLEASE NOTE: Marking this box voids any other instructions indicated above. Res. 8 Res. 20 Res. 9 Res. 21 Sign below Date: Res. 10 Res. 22 Res. 11 Res. 12 Please sign this Voting Instruction Card exactly as your name(s) appear(s) on the face of this card and on the books of the Depositary. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Please refer to the reverse side of this card for the Resolutions to be voted at the Meeting.

AGENDA Ordinary Shareholders’ Meeting 1. 2. 3. To ratify the provisional appointment of Ms. Elizabeth Fetter as Director To ratify the provisional appointment of Ms. Christal Bemont as Director To approve, on an advisory basis, the compensation of our named executive officers To approve the statutory financial statements for the year ended December 31, 2019 To allocate earnings for the year ended December 31, 2019 To approve the consolidated financial statements for the year ended December 31, 2019 prepared in accordance with IFRS To approve an indemnification agreement entered into with Ms. Elizabeth Fetter (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code) To approve an indemnification agreement entered into with Ms. Christal Bemont (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code) To approve a separation agreement and release entered into with Mr. Michael Tuchen (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code) 16. To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders’ preferential subscription right, for the benefit of a first category of persons meeting certain characteristics 17. To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders’ preferential subscription right, for the benefit of a second category of persons meeting certain characteristics 18. To delegate authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Proposal Nos. 13 to 15 above, with or without shareholders’ preferential subscription right 19. To approve the overall limits on the amount of ordinary shares to be issued pursuant to the delegations in Proposal Nos. 13 to 18 above 20. To delegate authority to the board of directors to increase the share capital by capitalization of premiums, reserves, profits or other sums allowed to be capitalized 21. To delegate authority to the board of directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code 22. To delegate authority to the board of directors to issue share warrants (bons de souscription d'actions), without shareholders’ preferential subscription right, for the benefit of a category of persons meeting certain characteristics 23. To delegate authority to the board of directors to grant options to subscribe for new ordinary shares or options to purchase ordinary shares of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-180 et seq. of the French Commercial Code 24. To limit the amount of issues under Proposal Nos. 21, 22 and 23 25. To delegate authority to the board of directors to increase the share capital by way of the issue of shares of the Company to participants in a company savings plan (plan d'épargne d'entreprise) established in accordance with Articles L. 3332-1 et seq. of the French Labor Code 26. To amend the Bylaws in accordance with certain provisions of law n°2019-744 of 19 July 2019 and law n°2019-486 of 22 May 2019 4. 5. 6. 7. 8. 9. 10. To set the amount of directors’ compensation allocated to the board of directors 11. To ratify the selection of KPMG LLP as the independent registered public accountant for the Company for the fiscal year ending December 31, 2020 with respect to the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes 12. To ratify the transfer of the headquarters of the Company pursuant to Article L. 225-36 of the French Commercial Code Extraordinary Shareholders’ Meeting 13. To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, with shareholders’ preferential subscription right 14. To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, without shareholders’ preferential subscription right, by way of a public offering excluding offerings referred to in Article L. 411-2 1° of the French Monetary and Financial Code 15. To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, without shareholders’ preferential subscription right, by way of an offering referred to in Article L. 411-2 1° of the French Monetary and Financial Code Talend S.A. JPMorgan Chase Bank, N.A., Depositary PO Box 64506, Saint Paul MN 55164-0506 Voting Instruction Card JPMorgan Chase Bank, N.A. (the “Depositary”) has received advice that the 2020 Annual Combined General Meeting of Shareholders (the “Meeting”) of Talend S.A. (the “Company”) will be held at 9 rue Pages, 92150, Suresnes, France, on Tuesday, June 30, 2020, at 2:30 p.m. (Paris time), for the purposes set forth on this card. The Company is monitoring the situation regarding COVID-19 (Coronavirus) closely and it will monitor the need to potentially alter the date, time or location of the Meeting or switch to a virtual meeting format. If the Company takes any of these or other steps, it will announce the decision to do so in advance by a press release and the filing of additional proxy materials with the Securities and Exchange Commission. Please monitor its website at https://investor.talend.com for updated information. In accordance with the provisions governing the ADRs, each registered holder of ADRs (each a “Holder”) at the close of business on May 21, 2020 (NY time) (the “ADR Record Date”) will, subject to any applicable provisions of French law and of the Company’s By-Laws, be entitled to instruct the Depositary as to the exercise of the voting rights pertaining to the Shares represented by the American Depositary Shares (“ADSs”) evidenced by such Holder’s ADRs. If you are desirous of having the Shares represented by your ADSs voted by the Depositary FOR or AGAINST or to ABSTAIN from the Resolutions to be proposed at the Meeting, or any of them, as the case may be, kindly execute and forward this Voting Instruction Card to the Depositary. The enclosed postage paid envelope is provided for this purpose. The Voting Instruction Card should be executed in such a manner as to show clearly whether you desire the Depositary to vote FOR or AGAINST or to ABSTAIN from each of the Resolutions, or any of them, as the case may be. Alternatively, you may check a box to give a discretionary proxy to the Chairman of the Board of Directors to vote in favor of all Resolutions endorsed by the Company’s Board of Directors and against any Resolutions not so endorsed. To be valid, a properly completed and executed Voting Instruction Card MUST reach the Depositary before 12:00 p.m. (NY time) on June 23, 2020. By submitting this Voting Instruction Card, you will be requesting and authorizing the Depositary to vote or cause to be voted the Shares represented by their ADSs evidenced by your ADRs in accordance with the instructions contained herein at the Meeting. Upon actual receipt by the ADR department of the Depositary of instructions of an eligible Holder in the manner and on or before the 12:00 p.m. (NY time) June 23, 2020 deadline set forth above, the Depositary shall endeavor insofar as practicable and permitted under the provisions of or governing Shares to vote or cause to be voted the Shares represented by the ADSs evidenced by such Holder’s ADRs in accordance with such instructions. To the extent voting instructions are not so timely or properly received by the Depositary from any Holder, the Shares represented by such Holder’s ADSs will not be voted at the Meeting. If you wish to collect further information about the Resolutions, the Company has instructed us to notify you to go to the Company’s Investors’ website at: https://investor.talend.com/shareholder-services/annual-meeting. NOTE: The Depositary has not reviewed the Company’s website or any of the items thereon, and is not liable for the contents thereof. JPMorgan Chase Bank, N.A., Depositary PLEASE MARK, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.